UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08234

TIFF Investment Program
(Exact name of Registrant as specified in charter)

170 N. Radnor Chester Road, Suite 300 Radnor, PA	19087
(Address of chief executive offices)	(Zip code)

Richard J. Flannery

President and Chief Executive Officer

TIFF Investment Program

170 N. Radnor Chester Road, Suite 300

Radnor, PA 19087

with a copy to:

Kristin H. Ives, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code:		610.684.8000

Date of fiscal year end:	12/31/18

Date of reporting period:	01/01/18 – 12/31/18

Item 1. Reports to Stockholders.

(Annual Report for the period 1/1/18 through 12/31/18 is filed herewith)

TIFF Investment Program
2018 Annual Report	DECEMBER 31, 2018

About TIFF

TIFF, founded in 1991, is a not-for-profit organization that seeks to improve the investment returns of endowed non-profits by making available to them a series of multi-manager investment strategies, plus resources aimed at enhancing fiduciaries’ knowledge of investing.

TIFF Mutual Funds

TIFF Investment Program (TIP) is comprised of no-load mutual funds available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations meeting specified accreditation requirements. TIP consists of two mutual funds at present: TIFF Multi-Asset Fund (MAF) and TIFF Short-Term Fund (STF). TIFF Advisory Services, Inc. (TAS) serves as the investment advisor to the funds. MAF operates primarily on a multi-manager basis, and TAS has responsibility for the time-intensive task of selecting money managers and other vendors for the fund as well as for the all-important task of asset allocation. With respect to STF, TAS is responsible for the day-to-day management of all of the fund’s assets.

Financial Statements

TIP is pleased to provide this Annual Report for the year ended December 31, 2018.

For Further Information

As always, we welcome the opportunity to discuss any aspect of TIFF’s services as well as answer any questions about these financial statements. For further information about TIFF, please call us at 610-684-8200 or visit www.tiff.org.

February 27, 2019

Copyright © 2019 • All rights reserved • This report is intended for institutional investors only and may not be reproduced or distributed without written permission from TIFF.

TIFF Multi-Asset Fund	December 31, 2018
Internet Availability of Shareholder Reports

Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Multi-Asset Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.

Portfolio Management Review (Unaudited)

TIFF Multi-Asset Fund (“MAF” or the “fund”) maintained an asset allocation of approximately 70% Equity-Oriented Assets, 18% Diversifying Strategies (primarily hedge funds), and 12% shorter-term Fixed Income in 2018. Modest changes to the fund's manager roster during the year, its slight allocation tilt in favor of Equity-Oriented Assets, and the value orientation of its equity exposure are all part of our effort to enable MAF to achieve its performance objective of CPI + 5% over a majority of market cycles.

Performance Review

The fund declined 10.27% in calendar year 2018, before the deduction of entry and exit fees. This result lagged MAF’s primary long-term benchmark of CPI + 5%, which returned 7.00% in 2018. The return also lagged MAF’s Constructed Index (“CI”), which declined 6.43% for the year. For complete, annualized performance data, including the effects of MAF’s 0.50% entry and exit fees, please see the table on page 4. The allocation of capital by TIFF Advisory Services, Inc., (“TAS”) among the three CI segments accounted for a portion of the fund’s underperformance relative to the CI, but the bulk of the underperformance arose from an allocation of capital to Chinese equities that exceeded China’s weight in the MSCI All Country World Index (ACWI), a similar tilt toward global equities over US equities, and a tilt toward value-oriented equities over growth-oriented equities.

The year 2018 was a poor one across virtually all global equity regions and markets, as US/China trade tensions and tariffs and other uncertainties created enough concern to derail the global synchronous expansion that powered returns in 2017. The decline in investors’ global risk appetite affected most asset classes, leading to losses in hedge funds (the Merrill Lynch Factor Model, or MLFM, returned -2.98% in 2018), REITs (the FTSE EPRA/NAREIT Developed Market Index, -4.74%), and commodities (the Bloomberg Commodity Index, -11.25%), and flat returns in fixed income (the Bloomberg Barclays US Aggregate Bond Index, +0.01%). The bulk of MAF’s performance drag came in the June-to-October period, when President Trump aggressively dialed up the pressure on China. During this period, the S&P 500 Index outperformed the MSCI All Country World ex US Index by about 10%, the MSCI Emerging Markets Index by about 14%, and Chinese stocks (represented by the Shanghai Shenzhen CSI 300 Index) by roughly 23%. During the year, MAF maintained a pro-equity position (remaining modestly overweight the CI’s Equity-Oriented Assets allocation target of 65% by 4 – 5 percentage points) primarily because we believe equities provide the best opportunity for the fund to achieve its long-term return objective. While acknowledging that volatility was likely to rise due to tightening global liquidity and less-uniform regional economic strength, we nevertheless maintained this position because we believed equities offered the best risk/reward potential. This position proved approximately correct until global stocks peaked in late September, after which equity markets pulled back roughly 17% to the lows set in late December. This later period was less discriminating and took virtually all stocks lower in the final quarter, causing MAF’s allocation tilt toward equities over Diversifying Strategies and Fixed Income to be the largest quarterly detractor versus the CI.

TIFF Multi-Asset Fund	December 31, 2018
Portfolio Management Review (Unaudited) (continued)

MAF’s Equity-Oriented manager roster had a difficult year. MAF maintains a tilt toward value stocks because over the long run value tends to beat growth and because we believe price matters, so when you buy less-expensive stocks you have a better cushion against market declines. In 2018, the market favored growth stocks. As a result, very few of the fund’s Equity-Oriented managers outperformed their sharply declining benchmarks. Two that did were MAF’s China managers, each of which added about 3% to their benchmarks. For the year, only two other managers showed meaningful positive alpha (additional value beyond benchmark index returns). In this respect, 2018 goes into the record books as a highly unusual year. Over the last decade or so, MAF’s long-oriented equity managers have averaged returns above their benchmarks of about 2% per annum.

For calendar year 2018, MAF’s Diversifying Strategies returned -4.29% vs. -2.98% for the benchmark MLFM. In Q4, however, the group posted strong relative performance, declining 3.49% vs. a loss of 4.66% by the MLFM. Importantly, our intentional effort to keep Diversifying Strategies’ sensitivity to stock market moves, or equity beta, low helped limit losses in the quarter. If the equity market remains volatile going forward, this low equity beta should continue to help MAF preserve capital during drawdowns. While we expected hedge funds to outperform fixed income in environments like the current one, the fourth quarter proved to be an exception. As short-term interest rates rise, volatility picks up, and the hedge fund universe continues to rationalize (more hedge funds closed than opened in 2018), we expect to see overall hedge fund performance improve in the near to medium term and to exceed that of fixed income. Within MAF’s Diversifying Strategies roster, our global long/short technology specialist led the way, followed by our market neutral energy manager.

Within the Fixed Income segment, MAF added a few basis points of performance attribution primarily because interest rates on shorter-term securities were nearly as high as on longer-term securities (the yield curve was essentially fairly flat), and the fund side-stepped most of the losses associated with rising rates during 2018. To be fair, Q4 produced Fixed Income gains that pushed full-year absolute returns into positive territory, and the fund’s Fixed Income holdings lost a little ground relative to the CI’s blended fixed income benchmark. During the year, credit spreads also widened, making for losses in most corporate bond portfolios. If spreads continue to widen in 2019, it is possible we would move some capital from government-backed instruments into investment grade corporate bonds, but we are not at that point yet.

In sum, 2018 was a difficult year for capital markets and for MAF. Most major equity markets around the world declined, and MAF’s value-tilted managers generally underperformed their benchmarks. As a group, MAF’s Diversifying Strategies managers lagged both Fixed Income and their benchmarks for the full year, though they did act as a cushion, especially in the fourth quarter, when the equity market pullback was most severe. MAF’s overweight to equities hurt Equity-Oriented relative performance in the fourth quarter and for the year and, by extension, caused the fund to be underweight Diversifying Strategies and Fixed Income. That underweight also dragged on MAF’s relative performance. The silver lining is that stock valuations (primarily price/earnings ratios) are, as we write, at levels that discount more bad news than we anticipate in 2019. At the very least, today’s price/earnings levels provide a cushion against further economic weakness and political uncertainty in 2019.

Within our investment team, the most noteworthy addition was John Sinclair, who now leads our Diversifying Strategies team. John has 27 years of investment experience, including time at Putnam and Fidelity, and has been an analyst, a portfolio manager, and an asset allocator. We expect John’s knowledge, experience, and contacts will all benefit Diversifying Strategies and the entire fund as we move forward. His primary near-term focus will be to add a couple of managers that have a low beta to equities and can provide returns uncorrelated to those of MAF’s other managers. This effort should improve the risk/return dynamics of the fund's Diversifying Strategies and the entire portfolio. As noted earlier, these new managers are likely to be specialists, whose specific knowledge can produce differentiated performance, similar to what we seek in our Equity-Oriented managers. We don’t expect a lot of manager turnover in 2019, though we did add Strategy Capital (which invests in tech and tech-enabled consumer discretionary businesses) on January 1. During 2018, we added Deep Basin (an energy-focused relative value hedge fund) and terminated four Equity-Oriented managers and six Diversifying Strategies (hedge fund) managers, in part to focus on our team’s highest-conviction ideas. Two of the six hedge funds ceased operations and a third changed its strategy.

Overall, we were very disappointed with the results of the past year. We have re-scrubbed the manager roster and continue to work to lower the fund’s manager costs. We look forward to a better 2019 in relative terms and hopefully in absolute terms as well.

TIFF Multi-Asset Fund	December 31, 2018

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Total return assumes reinvestment of dividends. Performance data for the most recent month-end and additional performance information may be obtained by visiting https://www.tiff.org/mutualfunds/perfnavs/currentperformance.aspx. MAF segment or category returns reflect the deduction of management fees earned by relevant managers but not the deduction of other fees and expenses of the fund. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details. One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses. Manager exposures and the performance described above may be achieved via separate accounts, via funds offered by such managers, or via swap.

The fund may use leverage; invests in illiquid securities, non-US securities, small capitalization stocks, derivatives, and below investment grade bonds; and engages in shortselling. Non-US securities may entail political, economic, and currency risks different from those of US securities and may be issued by entities adhering to different accounting standards than those governing US issuers. Small capitalization stocks may entail different risks than larger capitalization stocks, including potentially lesser degrees of liquidity. The fund or certain of its money managers invest routinely and, at times, significantly in derivatives, certain of which are deemed by the SEC to be highly speculative. Short selling of securities may increase the potential for loss if a manager has difficulty covering a short position. Leverage may accelerate the velocity and magnitude of potential losses. Not more than 20% of the fund’s assets may be invested in debt obligations rated below investment grade (i.e., having a rating lower than BBB by Standard & Poor’s or Baa by Moody’s) or unrated but deemed to be of similar quality. Bonds rated below investment grade are commonly referred to as “junk bonds.” As a multi-manager fund, the fund may experience higher transaction costs than a fund managed by a single manager and the fund may not be able to combine money managers such that their styles are complementary.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/18

	Calendar Year 2018	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Before Deduction of Entry/Exit Fees	(10.27)%	3.48%	1.92%	7.43%	7.11%	410.97%
After Deduction of Entry/Exit Fees	(11.14)%	3.14%	1.72%	7.32%	7.06%	405.89%
MSCI ACW Index	(9.42)%	6.60%	4.26%	9.46%	6.50%	345.81%
CPI + 5% per annum	7.00%	7.12%	6.58%	6.88%	7.25%	427.57%
MAF Constructed Index	(6.43)%	5.00%	2.90%	7.02%	6.68%	364.10%
65/35 Mix	(6.00)%	5.14%	3.78%	7.64%	6.38%	334.50%

See Index Descriptions starting on page 62 for details and descriptions of MAF Indices.

Total return assumes dividend reinvestment. MAF’s annualized expense ratio for calendar year 2017 was 1.61% (a regulatory mandate requires the use in this report of the same expense ratio as that appearing in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2017, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio may differ for 2018.

Commencement of operations was March 31, 1995. The fund assesses entry and exit fees of 0.50%, expressed as a percentage of the purchase or redemption amount, which fees are retained by the fund. Total return before deductions of entry and exit fees assumes there were no purchases or redemptions during the period. Total return after deductions of entry and exit fees assumes a single purchase of shares at the beginning of the period and a single redemption of shares at the end of the period.

TIFF Multi-Asset Fund	December 31, 2018
Performance of a $2,500,000 Investment (Unaudited)	Ten year period ended 12/31/18

See Index Descriptions starting on page 62 for details and descriptions of MAF Indices.

Past performance is not a guarantee of future results.

The fund’s performance assumes the reinvestment of all dividends and distributions and includes the effects of the current 0.50% entry and exit fees received by the fund, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Multi-Asset Fund	December 31, 2018
Summary Schedule of Investments (Unaudited)

Foreign Common Stocks	31.4%
US Common Stocks	14.5%
Private Investment Funds	14.5%
Repurchase Agreement	11.6%
Exchange-Traded Funds (ETFs)	9.1%
US Treasury Bonds/Notes	8.6%
US Treasury Bills	7.3%
Preferred Stocks	0.2%
Purchased Option Contracts	0.2%
Warrants	0.0%
Corporate Bonds	0.0%
Publicly Traded Limited Partnerships	0.0%
Disputed Claims Receipt	0.0%
Convertible Bonds	0.0%
Rights	0.0%
Total Investments	97.4%
Securities Sold Short	(2.4)%
Other Assets in Excess of Other Liabilities	5.0%
Net Assets	100.0%

Fund holdings and sector weightings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete holdings information. Current and future holdings are subject to risk. Diversification does not ensure a profit or protect against loss in declining markets.

TIFF Multi-Asset Fund	December 31, 2018
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including entry and exit fees; and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as entry fees or exit fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Including Interest and Securities Sold Short*			Excluding Interest and Securities Sold Short*
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period** 7/1/18 – 12/31/18	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period** 7/1/18 – 12/31/18
1) Actual	$1,000.00	$914.40	$3.23	$1,000.00	$914.40	$2.94
2) Hypothetical	$1,000.00	$1,021.83	$3.41	$1,000.00	$1,022.13	$3.11
*	Expenses on Securities Sold Short include dividends and interest on securities sold short and broker fees on securities sold short.
**	Expenses are equal to the fund’s annualized expense ratio of 0.67% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Excluding interest and dividend expense, expenses incurred by the fund were 0.61%. The expense ratios do not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

TIFF Multi-Asset Fund	December 31, 2018
Financial Highlights

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
For a share outstanding throughout each period
Net asset value, beginning of year	$14.53	$14.12	$14.25	$15.31	$16.26
Income (loss) from investment operations
Net investment income (a)	0.12	0.07	0.10	0.10	0.09
Net realized and unrealized gain (loss) on investments	(1.63)	2.48	0.51	(0.38)	0.05
Total from investment operations	(1.51)	2.55	0.61	(0.28)	0.14
Less distributions from
Net investment income	(0.25)	(0.75)	(0.04)	(0.20)	(0.11)
Net realized gains	(0.67)	(1.41)	(0.30)	(0.50)	(0.99)
Return of capital	(0.10)	—	(0.42)	(0.10)	—
Total distributions	(1.02)	(2.16)	(0.76)	(0.80)	(1.10)
Entry/exit fee per share (a)	0.02	0.02	0.02	0.02	0.01
Net asset value, end of year	$12.02	$14.53	$14.12	$14.25	$15.31
Total return (b)	(10.27)%	18.24%	4.45%	(1.72)%	1.00%
Ratios/supplemental data
Net assets, end of year (000s)	$2,498,944	$3,754,026	$4,126,979	$4,837,688	$5,757,318
Ratio of expenses to average net assets (c)	0.78%	0.94%	0.90%	0.85%	1.18%
Ratio of expenses to average net assets, excluding expenses for securities sold short (c)	0.72%	0.93%	0.87%	0.76%	0.85%
Ratio of net investment income to average net assets	0.85%	0.47%	0.70%	0.68%	0.52%
Portfolio turnover	66%	58%	65%	62%	94%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Investments — 97.4% of net assets
Common Stocks — 45.9%
US Common Stocks — 14.5%
Air Freight & Logistics — 0.0%
FedEx Corp.	6,466	$1,043,160
Airlines — 1.0%
American Airlines Group, Inc.	104,304	3,349,200
Delta Air Lines, Inc.	284,071	14,175,143
JetBlue Airways Corp. (a)	15,861	254,728
Southwest Airlines Co.	3,884	180,528
Spirit Airlines, Inc. (a)	2,152	124,644
United Continental Holdings, Inc. (a)	75,370	6,310,730
		24,394,973
Auto Components — 0.0%
Goodyear Tire & Rubber Co. (The)	6,909	141,013
Lear Corp. (b)	7,251	890,858
		1,031,871
Automobiles — 0.0%
Ford Motor Co.	22,630	173,119
General Motors Co.	4,015	134,302
Thor Industries, Inc.	1,163	60,476
		367,897
Beverages — 0.3%
PepsiCo, Inc.	58,692	6,484,292
Biotechnology — 0.3%
Alnylam Pharmaceuticals, Inc. (a)	3,045	222,011
Amgen, Inc.	4,445	865,308
Biogen, Inc. (a)	4,040	1,215,717
Celgene Corp. (a) (b)	25,412	1,628,655
Exelixis, Inc. (a)	66,301	1,304,141
Gilead Sciences, Inc. (b)	17,020	1,064,601
Incyte Corp. (a)	2,879	183,076
Shire plc	6,136	356,593
United Therapeutics Corp. (a) (b)	7,399	805,751
Vertex Pharmaceuticals, Inc. (a)	3,141	520,495
		8,166,348
Building Products — 0.0%
Masco Corp.	20,566	601,350
Owens Corning	668	29,379
USG Corp.	1,260	53,751
		684,480
Capital Markets — 0.1%
Ameriprise Financial, Inc.	5,792	604,511
BlackRock, Inc.	366	143,772
CME Group, Inc. (c)	93	17,495
Federated Investors, Inc., Class B	13,275	352,451
KKR & Co., Inc.	8,833	173,392
Morgan Stanley	4,481	177,672
S&P Global, Inc.	4,815	818,261
Stifel Financial Corp.	1,566	64,864

	Number of Shares	Value
T. Rowe Price Group, Inc.	1,797	$165,899
		2,518,317
Chemicals — 0.2%
Cabot Corp.	1,768	75,918
Celanese Corp. (b)	11,599	1,043,562
DowDuPont, Inc.	3,627	193,972
Eastman Chemical Co. (b)	2,891	211,361
Huntsman Corp.	15,204	293,285
Ingevity Corp. (a)	277	23,182
LyondellBasell Industries NV, Class A	24,306	2,021,287
Scotts Miracle-Gro Co. (The)	1,214	74,612
Sherwin-Williams Co. (The)	895	352,147
Westlake Chemical Corp.	5,281	349,444
		4,638,770
Commercial Banks — 0.2%
Bank OZK	609	13,904
Citizens Financial Group, Inc.	31,146	925,971
Huntington Bancshares, Inc.	3,932	46,869
KeyCorp	3,626	53,592
PNC Financial Services Group, Inc. (The)	9,547	1,116,140
Regions Financial Corp. (b)	10,772	144,129
Wells Fargo & Co. (b)	30,952	1,426,268
		3,726,873
Commercial Services & Supplies — 0.0%
Clean Harbors, Inc. (a)	2,440	120,414
Herman Miller, Inc.	1,868	56,507
MSA Safety, Inc.	910	85,786
Waste Management, Inc.	3,569	317,605
		580,312
Communications Equipment — 0.2%
Arista Networks, Inc. (a) (b)	606	127,684
Ciena Corp. (a)	13,238	448,901
Cisco Systems, Inc.	60,349	2,614,922
F5 Networks, Inc. (a)	3,373	546,527
Juniper Networks, Inc.	22,220	597,940
		4,335,974
Computers & Peripherals — 0.3%
Apple, Inc. (b)	29,988	4,730,307
Dell Technologies, Inc., Class C (a)	1,379	67,388
Diebold Nixdorf, Inc.	189,640	472,204
Hewlett Packard Enterprise Co.	29,460	389,167
HP, Inc.	47,149	964,668
NetApp, Inc.	2,587	154,366
Seagate Technology plc	15,025	579,815
Western Digital Corp. (b)	4,331	160,117
		7,518,032
Construction & Engineering — 0.0%
Fluor Corp.	748	24,086
Jacobs Engineering Group, Inc.	5,895	344,622
NVR, Inc. (a)	166	404,540
Quanta Services, Inc.	12,184	366,738
		1,139,986

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Consumer Finance — 0.1%
Ally Financial, Inc.	20,087	$455,172
American Express Co.	5,891	561,530
Capital One Financial Corp. (b)	14,167	1,070,884
Discover Financial Services	3,640	214,687
FirstCash, Inc.	2,340	169,299
Synchrony Financial	26,190	614,417
		3,085,989
Containers & Packaging — 0.0%
Packaging Corp. of America	2,709	226,093
WestRock Co.	1,506	56,867
		282,960
Diversified Consumer Services — 0.0%
Sotheby’s (a)	2,920	116,041
Weight Watchers International, Inc. (a) (b)	8,577	330,643
		446,684
Diversified Financial Services — 0.8%
Bank of America Corp.	274,885	6,773,166
Citigroup, Inc.	104,359	5,432,929
CME Group, Inc.	30	5,644
Jefferies Financial Group, Inc.	11,615	201,636
JPMorgan Chase & Co. (b)	82,861	8,088,891
Moody’s Corp. (b)	1,193	167,068
		20,669,334
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	5,806	165,703
CenturyLink, Inc.	19,005	287,926
Verizon Communications, Inc.	21,106	1,186,579
		1,640,208
Electric Utilities — 0.1%
Exelon Corp. (b)	52,734	2,378,303
Electrical Equipment — 0.0%
Eaton Corp. plc (b)	1,451	99,626
Electronic Equipment, Instruments & Components — 0.1%
Avnet, Inc.	1,852	66,857
CDW Corp.	11,705	948,690
Coherent, Inc. (a)	510	53,912
Corning, Inc.	2,159	65,223
Jabil, Inc.	1,001	24,815
Keysight Technologies, Inc. (a)	4,794	297,612
Tech Data Corp. (a)	2,065	168,938
		1,626,047
Energy Equipment & Services — 0.0%
Halliburton Co.	913	24,267
Nabors Industries, Ltd.	16,012	32,024
Patterson-UTI Energy, Inc.	5,079	52,568
RPC, Inc.	13,562	133,857
Schlumberger, Ltd.	1,055	38,064
		280,780

	Number of Shares	Value
Food & Beverage — 0.2%
Curtiss-Wright Corp.	1,633	$166,762
Esterline Technologies Corp. (a)	741	89,994
Huntington Ingalls Industries, Inc. (b)	3,480	662,279
L3 Technologies, Inc. (b)	1,011	175,570
Lockheed Martin Corp.	3,000	785,520
Raytheon Co.	6,042	926,541
Spirit AeroSystems Holdings, Inc., Class A	9,710	699,994
Textron, Inc.	6,870	315,951
		3,822,611
Food & Staples Retailing — 0.2%
Costco Wholesale Corp.	6,070	1,236,520
Kroger Co. (The)	47,029	1,293,297
Walmart, Inc. (b)	28,692	2,672,660
		5,202,477
Food Products — 0.3%
Archer-Daniels-Midland Co.	25,223	1,033,386
Hershey Co. (The)	4,185	448,548
Lamb Weston Holdings, Inc.	3,119	229,434
McCormick & Co., Inc.	32,902	4,581,275
Simply Good Foods Co. (The) (a)	1	19
Tyson Foods, Inc., Class A	22,115	1,180,941
		7,473,603
Health Care Equipment & Supplies — 0.9%
ABIOMED, Inc. (a)	1,750	568,820
Align Technology, Inc. (a)	1,608	336,763
Baxter International, Inc. (b)	29,900	1,968,018
Boston Scientific Corp. (a)	1,038	36,683
Cantel Medical Corp.	1,037	77,205
Danaher Corp.	10,613	1,094,413
DexCom, Inc. (a)	20,203	2,420,319
Globus Medical, Inc., Class A (a)	1,157	50,075
Haemonetics Corp. (a)	10,851	1,085,643
ICU Medical, Inc. (a)	137	31,459
IDEXX Laboratories, Inc. (a)	36,871	6,858,743
Intuitive Surgical, Inc. (a) (b)	1,290	617,807
Masimo Corp. (a)	595	63,885
NuVasive, Inc. (a)	4,851	240,416
Stryker Corp.	41,016	6,429,258
		21,879,507
Health Care Providers & Services — 0.3%
Anthem, Inc.	1,471	386,329
Brookdale Senior Living, Inc. (a)	2,612	17,500
Cardinal Health, Inc. (b)	11,762	524,585
Centene Corp. (a)	6,143	708,288
Cigna Corp. (a) (b)	2,531	480,683
HCA Healthcare, Inc.	2,652	330,041
Humana, Inc. (b)	7,289	2,088,153
McKesson Corp. (b)	12,175	1,344,972
MEDNAX, Inc. (a)	5,692	187,836
Patterson Companies, Inc. (b)	12,840	252,434

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
UnitedHealth Group, Inc.	1,720	$428,487
WellCare Health Plans, Inc. (a)	655	154,639
		6,903,947
Health Care Technology — 0.0%
Veeva Systems, Inc., Class A (a)	424	37,872
Hotels, Restaurants & Leisure — 0.3%
Caesars Entertainment Corp. (a)	14,687	99,725
Carnival Corp.	1,884	92,881
Chipotle Mexican Grill, Inc. (a)	152	65,632
Darden Restaurants, Inc.	2,578	257,439
Hyatt Hotels Corp., Class A (b)	350	23,660
International Game Technology plc	1,018	14,894
Las Vegas Sands Corp. (b)	12,722	662,180
Marriott International, Inc., Class A	47,218	5,125,986
Marriott Vacations Worldwide Corp.	318	22,422
MGM Resorts International	23,032	558,756
Papa John’s International, Inc.	2,308	91,882
Yum! Brands, Inc.	6,600	606,672
		7,622,129
Household Durables — 0.0%
Mohawk Industries, Inc. (a)	957	111,931
TopBuild Corp. (a)	594	26,730
Whirlpool Corp.	292	31,206
		169,867
Household Products — 0.1%
Colgate-Palmolive Co.	27,290	1,624,301
Procter & Gamble Co. (The) (b)	11,021	1,013,050
Tupperware Brands Corp.	3,329	105,097
		2,742,448
Independent Power Producers & Energy Traders — 0.0%
AES Corp. (The)	27,796	401,930
NRG Energy, Inc.	6,770	268,092
		670,022
Industrial Conglomerates — 0.4%
3M Co.	35,287	6,723,585
General Electric Co.	381,536	2,888,228
Honeywell International, Inc.	6,859	906,211
		10,518,024
Insurance — 0.4%
Aflac, Inc. (b)	33,790	1,539,472
Allstate Corp. (The)	15,855	1,310,099
American International Group, Inc.	16,302	642,462
Berkshire Hathaway, Inc., Class B (a) (b)	13,871	2,832,181
Everest Re Group, Ltd. (Bermuda)	613	133,487
Fidelity National Financial, Inc.	18,346	576,798
Hanover Insurance Group, Inc. (The)	393	45,891
Hartford Financial Services Group, Inc. (The)	21,210	942,784
Lincoln National Corp.	7,900	405,349
Loews Corp.	2,199	100,098
Markel Corp. (a)	223	231,485
MBIA, Inc. (a)	44,768	399,331

	Number of Shares	Value
Prudential Financial, Inc.	8,337	$679,882
Reinsurance Group of America, Inc.	3,513	492,628
Travelers Companies, Inc. (The)	3,642	436,130
Unum Group (b)	464	13,632
		10,781,709
Internet & Catalog Retail — 0.5%
Amazon.com, Inc. (a) (b)	5,448	8,182,733
Booking Holdings, Inc. (a)	1,401	2,413,110
Liberty Expedia Holdings, Inc., Class A (a)	634	24,796
Liberty TripAdvisor Holdings, Inc., Class A (a)	3,757	59,699
Netflix, Inc. (a)	1,859	497,580
Qurate Retail, Inc. (a)	18,485	360,827
TripAdvisor, Inc. (a)	3,766	203,138
		11,741,883
Internet Software & Services — 0.8%
Akamai Technologies, Inc. (a)	3,362	205,351
Alphabet, Inc., Class A (a) (b)	5,319	5,558,142
Alphabet, Inc., Class C (a) (b)	2,756	2,854,141
Altaba, Inc. (a)	4,085	236,685
eBay, Inc. (a) (b)	26,142	733,806
Facebook, Inc., Class A (a) (b)	37,056	4,857,671
GoDaddy, Inc. (a)	375	24,608
GrubHub, Inc. (a)	26,180	2,010,886
IAC/InterActiveCorp (a) (b)	6,178	1,130,821
Match Group, Inc. (b)	4,519	193,278
Twitter, Inc. (a)	16,557	475,848
VeriSign, Inc. (a)	3,059	453,619
		18,734,856
IT Services — 1.0%
Alliance Data Systems Corp.	508	76,241
Amdocs, Ltd.	618	36,203
Automatic Data Processing, Inc.	43,561	5,711,718
Broadridge Financial Solutions, Inc.	7,351	707,534
Cognizant Technology Solutions Corp., Class A	17,734	1,125,754
Conduent, Inc. (a)	25,907	275,391
CoreLogic, Inc. (a)	4,620	154,400
DXC Technology Co. (b)	13,345	709,554
EPAM Systems, Inc. (a)	6,060	703,021
First Data Corp., Class A (a)	4,329	73,203
Gartner, Inc. (a)	1,993	254,785
Hackett Group, Inc. (The)	13,019	208,434
International Business Machines Corp. (IBM) (b)	14,458	1,643,441
Mastercard, Inc., Class A	4,102	773,842
MAXIMUS, Inc.	3,724	242,395
PayPal Holdings, Inc. (a)	30,171	2,537,079
Perspecta, Inc.	1,344	23,144
Sabre Corp.	9,280	200,819
Science Applications International Corp.	8,191	521,767
Total System Services, Inc.	6,329	514,485
Twilio, Inc. (a)	1,308	116,804

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Visa, Inc., Class A	56,625	$7,471,103
		24,081,117
Leisure Equipment & Products — 0.0%
Brunswick Corp.	7,657	355,668
Vista Outdoor, Inc. (a)	6,355	72,129
		427,797
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (b)	15,093	1,018,174
AquaVenture Holdings, Ltd. (a)	3,455	65,265
Bio-Rad Laboratories, Inc., Class A (a)	1,175	272,858
Bruker Corp.	4,201	125,064
Charles River Laboratories International, Inc. (a)	1,196	135,363
Illumina, Inc. (a)	805	241,444
IQVIA Holdings, Inc. (a)	950	110,362
Mettler-Toledo International, Inc. (a)	330	186,641
Waters Corp. (a)	35,705	6,735,748
		8,890,919
Machinery — 0.1%
Caterpillar, Inc.	1,398	177,644
Cummins, Inc. (b)	6,199	828,434
Graco, Inc.	3,266	136,682
ITT, Inc.	2,238	108,028
Oshkosh Corp. (b)	2,095	128,445
Welbilt, Inc. (a)	13,632	151,452
		1,530,685
Marine — 0.0%
Kirby Corp. (a)	912	61,432
Scorpio Bulkers, Inc.	12,883	71,243
		132,675
Media — 0.2%
Altice USA, Inc., Class A	2,535	41,878
CBS Corp., Class B	16,488	720,855
Charter Communications, Inc., Class A (a)	332	94,610
Comcast Corp., Class A	57,823	1,968,873
Discovery, Inc., Series A (a)	7,144	176,743
GCI Liberty, Inc., Class A (a)	867	35,686
Iheartmedia, Inc. (a)	9,430	4,159
Liberty Broadband Corp., Class A (a)	84	6,032
Liberty Broadband Corp., Class C (a)	951	68,501
Liberty Media Corp-Liberty Braves, Class A (a)	61	1,521
Liberty Media Corp-Liberty Braves, Class C (a)	167	4,157
Liberty Media Corp-Liberty Formula One, Class A (a)	691	20,536
Liberty Media Corp-Liberty Formula One, Class C (a)	749	22,994
Liberty Media Corp-Liberty SiriusXM, Class A (a)	3,193	117,502
Liberty Media Corp-Liberty SiriusXM, Class C (a)	3,410	126,102
Lions Gate Entertainment Corp., Class B	335	4,985

	Number of Shares	Value
News Corp., Class A	21,536	$244,434
TEGNA, Inc.	8,440	91,743
Tribune Publishing Co. (a)	504	5,715
Twenty-First Century Fox, Inc., Class A	5,416	260,618
Twenty-First Century Fox, Inc., Class B	2,427	115,962
Viacom, Inc., Class B	13,756	353,529
Walt Disney Co. (The)	8,332	913,604
		5,400,739
Metals & Mining — 0.1%
Alcoa Corp. (a)	4,932	131,093
Allegheny Technologies, Inc. (a)	20,711	450,878
Freeport-McMoRan, Inc.	15,139	156,083
Reliance Steel & Aluminum Co. (b)	5,717	406,879
Southern Copper Corp. (Peru)	3,633	111,787
Steel Dynamics, Inc.	25,549	767,492
Warrior Met Coal, Inc.	1,891	45,592
		2,069,804
Multi-Utilities — 0.0%
Ameren Corp.	5,817	379,443
CenterPoint Energy, Inc.	4,020	113,485
Consolidated Edison, Inc.	787	60,174
DTE Energy Co.	2,242	247,292
OGE Energy Corp.	1,314	51,496
Public Service Enterprise Group, Inc.	3,077	160,158
UGI Corp.	1,723	91,922
		1,103,970
Multiline Retail — 0.1%
Big Lots, Inc. (b)	9,553	276,273
Dollar General Corp.	4,400	475,552
Kohl’s Corp.	9,249	613,578
Macy’s, Inc.	23,009	685,208
Ollie’s Bargain Outlet Holdings, Inc. (a)	2,372	157,762
Target Corp.	16,254	1,074,227
		3,282,600
Office Electronics — 0.0%
Zebra Technologies Corp., Class A (a)	2,518	400,941
Oil, Gas & Consumable Fuels — 0.7%
Anadarko Petroleum Corp.	23,243	1,018,973
Apache Corp.	1,056	27,720
Centennial Resource Development, Inc., Class A (a)	1,823	20,089
Chevron Corp.	14,956	1,627,063
Cloud Peak Energy, Inc. (a)	313,225	114,734
CNX Resources Corp. (a) (b)	6,013	68,669
ConocoPhillips	39,446	2,459,458
Devon Energy Corp.	8,638	194,701
EOG Resources, Inc.	3,331	290,497
Equitrans Midstream Corp. (a)	1,031	20,641
Exxon Mobil Corp.	15,042	1,025,714
HollyFrontier Corp.	21,409	1,094,428
International Seaways, Inc. (a)	3,167	53,332
Marathon Oil Corp.	13,822	198,208
Marathon Petroleum Corp. (b)	28,410	1,676,474

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Newfield Exploration Co. (a)	6,173	$90,496
Occidental Petroleum Corp.	8,550	524,799
PBF Energy, Inc., Class A	6,181	201,933
Peabody Energy Corp.	15,566	474,452
Phillips 66	9,108	784,654
Pioneer Natural Resources Co.	882	116,001
Range Resources Corp.	386,699	3,700,709
SM Energy Co.	1,490	23,065
Valero Energy Corp.	17,606	1,319,922
World Fuel Services Corp.	2,403	51,448
		17,178,180
Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	3,026	67,238
Personal Products — 0.1%
Coty, Inc., Class A	2,179	14,294
Estee Lauder Companies, Inc. (The), Class A	10,641	1,384,394
Nu Skin Enterprises, Inc., Class A	2,996	183,745
		1,582,433
Pharmaceuticals — 0.5%
AbbVie, Inc.	9,525	878,110
Allergan plc	1,797	240,187
Bristol-Myers Squibb Co.	32,373	1,682,748
Eli Lilly & Co.	6,269	725,449
Johnson & Johnson	23,716	3,060,550
Merck & Co., Inc. (b)	33,437	2,554,921
Mylan NV (a)	1,999	54,772
Pfizer, Inc. (b)	74,945	3,271,349
Walgreens Boots Alliance, Inc.	857	58,559
Zoetis, Inc.	4,553	389,464
		12,916,109
Professional Services — 0.1%
Dun & Bradstreet Corp. (The)	3,638	519,288
H&R Block, Inc.	9,359	237,438
Insperity, Inc.	2,171	202,685
ManpowerGroup, Inc. (b)	3,309	214,423
Robert Half International, Inc.	13,107	749,720
Verisk Analytics, Inc. (a)	830	90,503
		2,014,057
Real Estate — 0.1%
CBRE Group, Inc., Class A (a)	37,408	1,497,816
Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp. (b)	2,903	459,226
Apartment Investment & Management Co., Class A	3,934	172,624
AvalonBay Communities, Inc.	156	27,152
Boston Properties, Inc. (b)	822	92,516
Crown Castle International Corp.	1,511	164,140
Equinix, Inc.	64	22,564
Equity Residential	3,281	216,579
Host Hotels & Resorts, Inc.	5,153	85,900
Prologis, Inc. (b)	6,382	374,751
Public Storage	2,672	540,839

	Number of Shares	Value
SBA Communications Corp. (a) (b)	3,041	$492,307
Simon Property Group, Inc.	2,627	441,310
SL Green Realty Corp.	2,496	197,384
Ventas, Inc.	2,086	122,219
VICI Properties, Inc.	2,295	43,100
Weyerhaeuser Co.	4,287	93,714
		3,546,325
Road & Rail — 0.1%
Avis Budget Group, Inc. (a)	2,051	46,106
CSX Corp. (b)	1,646	102,266
Hertz Global Holdings, Inc. (a)	683	9,323
Kansas City Southern	1,644	156,920
Norfolk Southern Corp. (b)	3,748	560,476
Ryder System, Inc. (b)	744	35,824
Union Pacific Corp.	6,810	941,346
		1,852,261
Semiconductors & Semiconductor Equipment — 0.7%
Applied Materials, Inc.	101,581	3,325,762
Boeing Co. (The) (b)	7,685	2,478,413
Broadcom, Inc.	1,015	258,094
Cirrus Logic, Inc. (a)	1,335	44,295
Intel Corp. (b)	63,735	2,991,084
Lam Research Corp.	2,672	363,846
Maxim Integrated Products, Inc.	740	37,629
Micron Technology, Inc. (a) (b)	131,416	4,169,830
Skyworks Solutions, Inc.	8,566	574,093
Texas Instruments, Inc.	29,087	2,748,721
Veeco Instruments, Inc. (a)	5,222	38,695
		17,030,462
Software — 1.3%
Activision Blizzard, Inc. (b)	12,043	560,842
Adobe, Inc. (a)	8,216	1,858,788
ANSYS, Inc. (a)	990	141,511
Aspen Technology, Inc. (a)	3,964	325,762
Autodesk, Inc. (a)	181	23,278
Cadence Design Systems, Inc. (a)	16,037	697,289
Citrix Systems, Inc.	5,817	596,010
Electronic Arts, Inc. (a)	9,354	738,124
FireEye, Inc. (a)	10,928	177,143
Fortinet, Inc. (a)	9,498	668,944
Guidewire Software, Inc. (a)	3,223	258,581
Intuit, Inc.	32,245	6,347,428
Manhattan Associates, Inc. (a)	2,578	109,230
Microsoft Corp. (b)	168,812	17,146,235
Oracle Corp. (b)	28,065	1,267,135
Red Hat, Inc. (a) (b)	885	155,441
Splunk, Inc. (a) (b)	1,945	203,933
Symantec Corp.	52,565	993,216
VMware, Inc., Class A	352	48,270
Zendesk, Inc. (a)	547	31,928
Zynga, Inc., Class A (a)	108,666	427,057
		32,776,145

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Specialty Retail — 0.3%
Advance Auto Parts, Inc.	704	$110,852
American Eagle Outfitters, Inc.	35,021	676,956
AutoZone, Inc. (a)	604	506,357
Bed Bath & Beyond, Inc.	23,646	267,673
Best Buy Co., Inc.	17,920	949,043
Burlington Stores, Inc. (a)	685	111,429
Foot Locker, Inc.	27,148	1,444,274
Gap, Inc. (The)	16,537	425,993
Home Depot, Inc. (The)	1,077	185,050
Lowe’s Cos, Inc. (b)	5,757	531,716
Michaels Companies, Inc. (The) (a)	8,677	117,487
Ross Stores, Inc. (b)	6,023	501,114
Sally Beauty Holdings, Inc. (a)	7,946	135,479
TJX Companies, Inc. (The) (b)	19,200	859,008
Tractor Supply Co.	5,539	462,174
Urban Outfitters, Inc. (a) (b)	16,370	543,484
		7,828,089
Textiles, Apparel & Luxury Goods — 0.2%
Carter’s, Inc.	1,197	97,699
Deckers Outdoor Corp. (a) (b)	7,408	947,854
Hanesbrands, Inc.	11,006	137,905
Lululemon Athletica, Inc. (Canada) (a)	6,907	839,960
Nike, Inc., Class B	9,941	737,026
Ralph Lauren Corp.	4,534	469,088
Skechers U.S.A., Inc., Class A (a) (b)	16,560	379,058
Tapestry, Inc.	7,838	264,532
		3,873,122
Thrifts & Mortgage Finance — 0.0%
Fannie Mae (a)	5,834	6,184
Tobacco — 0.2%
Altria Group, Inc.	6,334	312,836
Philip Morris International, Inc.	73,932	4,935,701
		5,248,537
Trading Companies & Distributors — 0.0%
NOW, Inc. (a)	10,317	120,090
W.W. Grainger, Inc.	1,949	550,319
WESCO International, Inc. (a)	3,308	158,784
		829,193
Wireless Telecommunication Services — 0.0%
United States Cellular Corp. (a)	445	23,127
Total US Common Stocks (Cost $353,638,673)		361,032,696
Foreign Common Stocks — 31.4%
Australia — 0.6%
AGL Energy, Ltd.	13,016	188,338
Alumina, Ltd.	180,282	289,423
Ansell, Ltd.	10,629	164,992
Australia & New Zealand Banking Group, Ltd.	17,261	297,427
BHP Group plc	52,865	1,105,201
BHP Group, Ltd.	14,362	346,505

	Number of Shares	Value
BlueScope Steel, Ltd.	84,452	$651,849
Brambles, Ltd.	11,606	82,969
Caltex Australia, Ltd.	31,682	568,569
CIMIC Group, Ltd.	11,521	352,231
Cochlear, Ltd.	214	26,004
Coles Group, Ltd. (a)	8,384	69,328
Crown Resorts, Ltd.	2,167	18,101
Dexus – REIT	4,265	31,897
Flight Centre Travel Group, Ltd.	2,363	71,431
Goodman Group – REIT	9,892	74,041
Iluka Resources, Ltd.	39,462	211,780
Kogan.com, Ltd.	47,625	114,198
Lend Lease Group	31,473	256,737
Mirvac Group – REIT	51,921	81,915
Newcrest Mining, Ltd.	422,708	6,512,345
Orica, Ltd.	14,537	176,612
Origin Energy, Ltd. (a)	19,245	87,694
Qantas Airways, Ltd.	256,577	1,047,407
QBE Insurance Group, Ltd.	5,293	37,652
Scentre Group – REIT	54,471	149,616
South32, Ltd. – ASX Shares	234,881	554,155
Stockland – REIT	65,162	161,659
Telstra Corp., Ltd.	16,400	32,920
TPG Telecom, Ltd.	1,833	8,314
Wesfarmers, Ltd.	8,384	190,396
Woodside Petroleum, Ltd.	10,284	227,137
		14,188,843
Austria — 0.0%
Erste Group Bank AG (a)	2,839	94,597
Immofinanz AG	29,826	714,271
		808,868
Belgium — 0.1%
Ageas (b)	6,161	276,784
Greenyard NV	2,327	19,396
KBC Group NV (b)	1,657	107,219
Proximus SADP	2,753	74,302
UCB SA	10,034	818,049
		1,295,750
Bermuda — 0.1%
Assured Guaranty, Ltd.	24,230	927,524
DHT Holdings, Inc.	38,429	150,642
Golar LNG, Ltd.	3,792	82,514
Liberty Latin America, Ltd., Class A (a)	3,408	49,348
Liberty Latin America, Ltd., Class C (a)	4,505	65,638
Signet Jewelers, Ltd.	1,725	54,803
		1,330,469
Brazil — 0.3%
BrasilAgro – Co. Brasileira de Propriedades Agricolas	113,600	458,104
Camil Alimentos SA	69,300	126,035
Centrais Eletricas Brasileiras SA (a)	559,700	3,574,009
Cia Siderurgica Nacional SA (a)	29,259	64,994
Construtora Tenda SA	49,200	406,906

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Direcional Engenharia SA	68,510	$132,666
Localiza Rent a Car SA	33,419	256,106
LOG Commercial Properties e Participacoes SA (a)	2,248	10,452
MRV Engenharia e Participacoes SA	31,158	99,142
Odontoprev SA	25,595	90,866
Petroleo Brasileiro SA	30,003	195,530
Petroleo Brasileiro SA – ADR	19,653	255,686
Porto Seguro SA	8,082	108,897
Qualicorp Consultoria e Corretora de Seguros SA	178,077	594,823
Sao Martinho SA	92,002	432,425
SLC Agricola SA	18,603	201,143
Sul America SA (UNIT)	31,731	234,392
Tupy SA	49,197	257,261
WEG SA	19,912	90,013
		7,589,450
Canada — 1.9%
Aimia, Inc. (a)	5,808	15,698
Air Canada (a)	5,801	110,309
Altius Minerals Corp.	5,391	42,687
Bear Creek Mining Corp. (a)	478,091	364,206
Cameco Corp.	605,099	6,867,874
Cameco Corp. – TSX Shares	5,192	58,872
Canadian Natural Resources, Ltd. – NYSE Shares	7,679	185,281
Centerra Gold, Inc. (a)	615,506	2,642,005
Crescent Point Energy Corp.	364,559	1,105,533
Denison Mines Corp. (a)	2,066,459	953,611
Dundee Corp., Class A (a)	405,126	379,843
Dundee Precious Metals, Inc. (a)	173,578	457,721
Fairfax Financial Holdings, Ltd.	558	245,639
Fairfax India Holdings Corp. (a) (d)	5,594	73,449
First Quantum Minerals, Ltd.	5,674	45,884
Fission Uranium Corp. (a)	2,020,500	799,202
Goldcorp., Inc.	81,079	794,574
Imperial Oil, Ltd.	4,852	122,935
International Tower Hill Mines, Ltd. (a)	507,456	263,623
Ivanhoe Mines, Ltd., Class A (a)	499,663	867,420
Kinross Gold Corp. – NYSE Shares (a)	321,032	1,040,144
Kinross Gold Corp. – TSX Shares (a)	10,374	33,435
Lundin Gold, Inc. (a)	777,063	2,840,276
Magna International, Inc.	5,684	258,338
MEG Energy Corp. (a)	503,622	2,844,217
Mountain Province Diamonds, Inc.	24,121	34,454
New Gold, Inc. (a)	1,146,377	867,578
NexGen Energy, Ltd. (a)	1,354,058	2,390,331
Northern Dynasty Minerals, Ltd. (a)	1,251,110	696,487
NOVAGOLD Resources, Inc. (a)	186,284	735,822
Onex Corp.	1,128	61,432
PrairieSky Royalty, Ltd.	132	1,709
Rogers Communications, Inc., Class B	10,134	519,319
Seabridge Gold, Inc. (a)	200,480	2,646,242
Sprott, Inc.	1,583,717	2,981,360

	Number of Shares	Value
Suncor Energy, Inc.	10,619	$296,588
Tahoe Resources, Inc. (a)	417,920	1,521,435
Teck Resources, Ltd.	8,094	174,247
Turquoise Hill Resources, Ltd. (a)	2,132,823	3,519,158
Uranium Participation Corp. (a)	1,153,757	3,786,135
Wheaton Precious Metals Corp.	156,202	3,050,625
		46,695,698
Chile — 0.0%
Antofagasta plc	84,803	840,440
Geopark, Ltd. (a)	13,798	190,688
		1,031,128
China — 8.5%
58.com, Inc. – ADR (a)	1,380	74,810
Agricultural Bank of China, Ltd., Class H	95,102	41,435
Air China, Ltd., Class H	1,570,000	1,353,497
Alibaba Group Holding, Ltd. – ADR (a)	39,204	5,373,692
Aluminum Corp. of China, Ltd., Class H (a)	63,415	20,275
Anhui Conch Cement Co., Ltd., Class A	750,099	3,215,783
Anhui Conch Cement Co., Ltd., Class H	58,437	280,404
Anhui Zhongding Sealing Parts Co., Ltd., Class A	582,845	863,783
Asia Cement China Holdings Corp.	234,500	162,516
AVIC Helicopter Co., Ltd.	256,100	1,392,689
Baidu, Inc. – SPADR (a)	996	157,966
Baoshan Iron & Steel Co., Ltd., Class A	1,328,683	1,256,968
Baozun, Inc. – ADR (a)	19,422	567,317
Beijing Capital Land, Ltd., Class H	617,049	221,793
Bilibili, Inc. – SPADR (a)	452,116	6,596,372
Changgang Dunxin Enterprise Co., Ltd. (a) (c) (e)	4,640,000	77,032
China Aerospace Times Electronics Co., Ltd., Class A (a)	1,599,000	1,259,104
China Aircraft Leasing Group Holdings, Ltd.	132,000	132,740
China BlueChemical, Ltd.	631,476	197,573
China Construction Bank Corp., Class A	7,700,000	7,171,089
China Construction Bank Corp., Class H	153,547	125,891
China Eastern Airlines Corp., Ltd., Class H	2,322,000	1,273,830
China Jushi Co., Ltd., Class A	1,112,216	1,575,394
China Lilang, Ltd.	254,468	212,824
China Medical System Holdings, Ltd.	664,000	618,894
China Merchants Bank Co., Ltd., Class A	958,889	3,536,394
China Oriental Group Co., Ltd.	1,120,000	660,385
China Pacific Insurance Group Co., Ltd., Class A	831,217	3,457,578
China Pacific Insurance Group Co., Ltd., Class H	1,569,800	5,048,513
China Petroleum & Chemical Corp.	4,474,404	3,306,764
China Pioneer Pharma Holdings, Ltd. (a)	207,725	27,015
China Sanjiang Fine Chemicals Co., Ltd.	539,836	128,788
China Shineway Pharmaceutical Group, Ltd.	127,197	122,790
China Southern Airlines Co., Ltd., Class H	2,304,000	1,408,128
China Telecom Corp., Ltd., Class H	1,852,000	942,387

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
China Yurun Food Group, Ltd. (a)	1,970,000	$159,832
CNOOC, Ltd.	425,000	651,128
Ctrip.com International, Ltd. – ADR (a)	57,982	1,568,993
Daqin Railway Co., Ltd., Class A	3,836,027	4,608,193
Focus Media Information Technology Co., Ltd., Class A	697,776	536,150
Grandblue Environment Co., Ltd., Class A – SEHK Shares	2,087,856	4,263,930
Gree Electric Appliances, Inc. of Zhuhai, Class A (a)	1,006,913	5,259,124
Guangshen Railway Co., Ltd., Class H	6,102,000	2,286,239
Guangzhou Baiyun International Airport Co., Ltd., Class A	1,598,389	2,337,581
Han’s Laser Technology Industry Group Co., Ltd., Class A	288,098	1,281,326
Henan Shuanghui Investment & Development Co., Ltd., Class A	990,730	3,401,683
Hexindai, Inc. – ADR	39,008	97,520
Hiroca Holdings, Ltd.	25,584	61,831
Hongfa Technology Co., Ltd., Class A	507,200	1,665,155
Huadong Medicine Co., Ltd., Class A	754,352	2,904,492
Huaxin Cement Co., Ltd., Class B	440,846	754,051
Huayu Automotive Systems Co., Ltd., Class A	1,719,334	4,627,001
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	1,598,611	5,354,186
JD.com, Inc. – ADR (a)	19,700	412,321
Jiangsu Hengrui Medicine Co., Ltd., Class A	525,118	4,057,219
Kweichow Moutai Co., Ltd., Class A	57,441	4,931,460
Lonking Holdings, Ltd.	1,803,344	462,440
Luthai Textile Co., Ltd.	34,189	40,540
Meituan Dianping (a)	831,521	4,677,112
Midea Group Co., Ltd., Class A	364,943	1,970,698
Minth Group, Ltd.	1,272,000	4,059,554
NetEase, Inc. – ADR	1,856	436,847
New Oriental Education & Technology Group, Inc. – SPADR (a)	25,000	1,370,250
Noah Holdings, Ltd. – ADR (a)	2,552	110,553
NVC Lighting Holding, Ltd.	6,103,000	380,675
Pinduoduo, Inc. – ADR (a)	252,406	5,663,991
Ping An Insurance Group Co. of China, Ltd., Class A	684,454	5,620,489
Ping An Insurance Group Co. of China, Ltd., Class H	1,590,500	13,965,526
Poly Developments and Holdings Group Co., Ltd., Class A	2,014,000	3,455,213
Powerlong Real Estate Holdings, Ltd.	495,245	193,400
Qingdao Haier Co., Ltd., Class A	3,197,293	6,505,014
SDIC Power Holdings Co., Ltd.	3,068,799	3,596,914
Shandong Sun Paper Industry JSC, Ltd.	1,278,965	1,060,739
Shanghai Haohai Biological Technology Co., Ltd., Class H (d)	28,695	142,601
Shenzhen Expressway Co., Ltd., Class A	812,184	1,062,004
Shenzhou International Group Holdings, Ltd.	536,500	6,036,272
Sichuan Kelun Pharmaceutical Co., Ltd., Class A	1,725,167	5,184,621

	Number of Shares	Value
Sinotruk Hong Kong, Ltd.	23,000	$34,793
Sogou, Inc. – ADR (a)	70,761	371,495
Spring Airlines Co., Ltd., Class A	383,524	1,784,277
TAL Education Group – ADR (a)	148,852	3,971,371
Tasly Pharmaceutical Group Co., Ltd., Class A	1,218,043	3,419,946
Tencent Holdings, Ltd.	609,010	24,140,563
Tencent Music Entertainment Group – ADR (a)	48,500	641,170
Tingyi Cayman Islands Holding Corp.	175,056	231,878
Tsingtao Brewery Co., Ltd., Class H	14,600	59,026
Vipshop Holdings, Ltd. – ADR (a)	17,824	97,319
Weiqiao Textile Co., Ltd., Class H	117,260	39,704
West China Cement, Ltd.	1,537,524	206,788
Xinyuan Real Estate Co., Ltd. – ADR	36,477	138,613
Xiwang Special Steel Co., Ltd.	795,609	145,255
XTEP International Holdings, Ltd.	360,285	194,651
Yangzijiang Shipbuilding Holdings, Ltd.	1,043,200	948,429
Yuan Longping High-tech Agriculture Co., Ltd., Class A	959,630	2,076,367
Yunda Holding Co., Ltd.	215,212	952,778
YY, Inc. – ADR (a)	5,400	323,244
ZTO Express Cayman, Inc. – ADR	91,600	1,450,028
		211,304,976
Colombia — 0.0%
Frontera Energy Corp. (a)	1,575	15,436
Cyprus — 0.0%
Global Ports Investments plc – GDR (a) (f)	61,347	142,219
Hellenic Bank plc (a)	56,461	48,518
TCS Group Holding plc – GDR (f)	37,126	577,679
		768,416
Denmark — 0.4%
AP Moller – Maersk A/S, Class B	262	330,650
Bang & Olufsen A/S (a)	8,172	111,415
Carlsberg A/S, Class B	3,287	349,699
Coloplast A/S, Class B	13,231	1,229,078
Danske Bank A/S	4,869	96,474
GN Store Nord (GN Great Nordic) A/S (b)	16,705	624,437
H Lundbeck A/S (b)	10,363	454,436
Jyske Bank A/S	832	30,073
Novo Nordisk A/S, Class B (b)	167,529	7,700,924
Orsted A/S (d)	1,998	133,743
Pandora A/S	1,031	41,937
Rockwool International A/S, Class B	665	173,702
		11,276,568
Finland — 0.4%
Kone Oyj, Class B	159,690	7,607,202
Neste Oyj (b)	12,850	992,155
Nokia Oyj	20,540	118,678
Sampo Oyj, Class A	602	26,464
Stora Enso Oyj	1,593	18,444
UPM-Kymmene Oyj (b)	34,947	888,611

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Valmet Oyj	2,472	$50,768
		9,702,322
France — 1.2%
Alstom SA	649	26,140
Amundi SA (b) (d)	1,373	72,185
Atos SE (b)	5,091	414,223
AXA SA	5,784	124,620
BNP Paribas SA (b)	6,896	310,583
Bouygues SA (b)	1,230	43,983
Capgemini SE	4,257	420,272
Carrefour SA	13,981	238,295
Cie de Saint-Gobain (b)	6,468	215,290
Cie Generale des Etablissements Michelin (b)	1,264	124,971
CNP Assurances	8,259	174,698
Credit Agricole SA	7,607	81,822
Dassault Aviation SA	18	24,925
Dassault Systemes SE	558	65,881
Electricite de France SA (b)	280,119	4,413,712
Engie SA (b)	45,333	647,905
EssilorLuxottica SA	2,270	286,638
Eutelsat Communications SA	2,190	43,309
Getlink SE	11,347	152,277
Hermes International (b)	347	191,907
Kering SA	749	350,543
L’Oreal SA	34,894	8,009,988
Legrand SA	2,680	150,840
LVMH Moet Hennessy Louis Vuitton SE	124	36,437
Natixis SA	4,863	22,945
Orange SA	3,088	49,971
Peugeot SA (b)	41,555	883,345
Renault SA (b)	2,219	138,138
Rothschild & Co.	2,260	79,707
Safran SA (b)	4,907	589,527
Sanofi SA (b)	10,622	917,943
Sartorius Stedim Biotech	455	45,400
Societe BIC SA	1,346	137,124
Societe Generale SA (b)	6,313	200,431
Technicolor SA (a)	13,542	14,703
Teleperformance	1,413	226,188
Thales SA (b)	321	37,341
Total SA (b)	30,225	1,596,727
Unibail-Rodamco-Westfield	597	92,218
Vinci SA	4,446	365,363
Vivendi SA	294,388	7,152,838
Worldline SA (a) (d)	3,671	177,341
		29,348,694
Germany — 1.4%
Adidas AG (b)	971	202,911
Allianz SE (b)	7,933	1,591,887
AURELIUS Equity Opportunities SE & Co KGaA	3,573	129,863
Aurubis AG (b)	1,057	52,341
BASF SE	812	56,191

	Number of Shares	Value
Bayer AG	747	$51,798
Carl Zeiss Meditec AG	1,791	140,150
Commerzbank AG (a)	3,462	22,931
Continental AG	299	41,345
Covestro AG (b) (d)	17,593	870,366
Deutsche Bank AG	2,555	20,389
Deutsche Boerse AG	1,334	160,423
Deutsche Lufthansa AG (b)	350,851	7,912,476
Deutsche Telekom AG	6,857	116,478
Deutsche Wohnen SE	2,457	112,621
Deutz AG	8,312	48,968
E.ON SE	58,123	574,634
Fresenius Medical Care AG & Co.	427	27,736
Fresenius SE & Co. KGaA	2,894	139,889
Hannover Rueck SE	297	40,036
Leoni AG	946	32,786
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	611	133,339
RWE AG	3,422	74,393
Salzgitter AG (b)	2,981	87,331
SAP SE (b)	13,546	1,349,313
Siemens Healthineers AG (a) (d)	1,579	66,112
Software AG	10,373	375,385
Talanx AG (a)	3,500	119,412
Vonovia SE	409,913	18,604,271
Wacker Neuson SE	6,138	115,982
Wirecard AG (b)	4,623	703,769
zooplus AG (a)	1,192	162,065
		34,137,591
Greece — 0.1%
Diana Shipping, Inc. (a)	400,321	1,273,021
Ellaktor SA (a)	4,128	5,872
Motor Oil Hellas Corinth Refineries SA	28,027	672,979
OPAP SA	6,035	52,423
Piraeus Bank SA (a)	10,551	10,152
Tsakos Energy Navigation, Ltd.	475,040	1,263,606
		3,278,053
Hong Kong — 1.0%
AIA Group, Ltd.	34,201	281,346
Bosideng International Holdings, Ltd.	455,474	86,276
CECEP COSTIN New Materials Group, Ltd. (a) (c) (e)	1,736,000	66,509
China Everbright, Ltd.	144,000	253,575
China Merchants Land, Ltd. (a)	688,724	96,152
China Mobile, Ltd.	178,000	1,715,425
China Resources Beer Holdings Co., Ltd.	753,789	2,611,970
China South City Holdings, Ltd.	1,245,931	176,893
CK Asset Holdings, Ltd.	55,500	403,583
CK Hutchison Holdings, Ltd.	9,655	92,266
CLP Holdings, Ltd.	30,000	338,183
Esprit Holdings, Ltd. (a)	581,799	115,507
Hang Lung Properties, Ltd.	26,000	49,558
Henderson Land Development Co., Ltd.	72,658	360,194

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
HKT Trust/HKT, Ltd.	14,000	$20,157
Hong Kong & Shanghai Hotels, Ltd. (The)	380,710	538,649
Hong Kong Exchanges & Clearing, Ltd.	5,900	169,312
Hua Han Health Industry Holdings, Ltd. (a) (c)	7,412,000	501,674
Huabao International Holdings, Ltd.	123,021	52,005
Jardine Matheson Holdings, Ltd.	11,181	778,510
Jardine Strategic Holdings, Ltd.	18,625	680,458
Johnson Electric Holdings, Ltd.	25,232	51,257
K Wah International Holdings, Ltd.	430,409	203,360
Kerry Properties, Ltd.	106,000	360,133
Li & Fung, Ltd.	354,000	55,732
Link – REIT	6,000	60,424
Luks Group Vietnam Holdings Co., Ltd.	1,682,000	419,506
Man Wah Holdings, Ltd.	500,000	200,296
Midland Holdings, Ltd.	881,549	168,090
Midland IC&I, Ltd. (a)	368,613	9,724
New World Development Co., Ltd.	368,464	484,034
Pacific Basin Shipping, Ltd.	1,202,422	229,288
PAX Global Technology, Ltd.	3,827,000	1,378,242
Shougang Fushan Resources Group, Ltd.	1,050,919	212,501
Sino Biopharmaceutical, Ltd.	15,446,000	10,056,631
Sino Land Co., Ltd.	84,000	142,954
SmarTone Telecommunications Holdings, Ltd.	421,589	467,426
Sun Hung Kai Properties, Ltd. (b)	29,500	418,280
Swire Pacific, Ltd., Class B	127,500	211,703
Swire Properties, Ltd.	62,200	217,352
TCL Multimedia Technology Holdings, Ltd.	175,673	67,304
Techtronic Industries Co., Ltd.	10,500	55,345
Television Broadcasts, Ltd.	116,002	218,761
WH Group, Ltd. (d)	754,000	574,945
Wharf (Holdings), Ltd. (The)	78,000	202,352
Wheelock & Co., Ltd.	53,688	304,914
Yue Yuen Industrial Holdings, Ltd.	24,500	78,182
Yuexiu Transport Infrastructure, Ltd.	90,000	68,310
		26,305,248
Hungary — 0.0%
Magyar Telekom Telecommunications plc	153,902	241,616
OTP Bank plc	5,634	227,236
		468,852
India — 0.4%
Bank of Baroda (a)	157,431	268,060
Century Enka, Ltd.	19,777	74,783
CESC, Ltd.	16,457	157,592
DCM Shriram, Ltd.	6,600	31,799
Dish TV India, Ltd.	55,395	30,286
Dr Lal PathLabs, Ltd. (d)	3,671	47,786
Eros International Media, Ltd. (a)	115,450	144,981
Glenmark Pharmaceuticals, Ltd.	22,612	223,872
Godfrey Phillips India, Ltd.	2,460	31,086
Graphite India, Ltd.	62,738	676,850

	Number of Shares	Value
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	1,242	$6,049
Gujarat State Petronet, Ltd.	11,148	28,009
HEG, Ltd.	6,343	335,989
HeidelbergCement India, Ltd.	30,469	65,506
ICICI Bank, Ltd.	34,508	178,639
Jammu & Kashmir Bank, Ltd. (The) (a)	251,299	135,555
KPIT Technologies, Ltd.	38,296	119,317
Larsen & Toubro Infotech, Ltd. (d)	4,589	113,063
LIC Housing Finance, Ltd.	63,951	445,311
Lupin, Ltd.	2,973	35,886
Mahanagar Gas, Ltd.	5,153	66,457
Mahindra Holidays & Resorts India, Ltd.	10,437	31,785
Mastek, Ltd.	27,680	180,980
Meghmani Organics, Ltd.	48,493	41,700
Mindtree, Ltd.	77,909	965,698
MOIL, Ltd.	64,007	156,671
Mphasis, Ltd.	10,191	148,688
Multi Commodity Exchange of India, Ltd.	14,406	151,243
National Aluminium Co., Ltd.	642,025	604,812
NIIT Technologies, Ltd.	52,108	854,923
Persistent Systems, Ltd.	14,633	130,915
Power Finance Corp., Ltd.	659,685	1,013,888
Punjab National Bank (a)	194,099	216,449
Radico Khaitan, Ltd.	20,966	120,405
REC, Ltd.	516,212	895,839
Reliance Infrastructure, Ltd.	14,759	66,806
Sanofi India, Ltd.	1,385	126,904
Sonata Software, Ltd.	43,747	189,916
State Bank of India (a)	25,407	107,265
Tata Metaliks, Ltd.	5,932	52,573
Tata Sponge Iron, Ltd.	6,368	77,911
Torrent Power, Ltd.	92,322	343,848
Uflex, Ltd.	9,146	37,045
Visaka Industries, Ltd.	5,440	33,350
Vodafone Idea, Ltd. (a)	178,541	96,108
		9,862,598
Indonesia — 0.1%
Bukit Asam Tbk PT	2,046,744	611,875
Elnusa Tbk PT	4,258,858	101,849
Indosat Tbk PT	102,838	12,049
Japfa Comfeed Indonesia Tbk PT	1,560,877	233,911
Mitra Adiperkasa Tbk PT	3,371,118	188,714
Ramayana Lestari Sentosa Tbk PT	1,859,140	183,567
Tunas Baru Lampung Tbk PT	1,410,935	84,865
		1,416,830
Ireland — 0.0%
Accenture plc, Class A	3,033	427,683
Adient plc	1,543	23,238
Bank of Ireland Group plc	8,360	46,584
Bank of Ireland Group plc – LSE Shares	951	5,278
CRH plc – BATS Europe Shares	3,438	90,627

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Irish Bank Resolution Corp., Ltd. (a) (c) (e)	38,180	$—
Medtronic plc (b)	1,343	122,159
Paddy Power Betfair plc	3,401	278,631
Permanent TSB Group Holdings plc (a)	69,514	120,507
Ryanair Holdings plc – SPADR (a)	1,394	99,448
		1,214,155
Israel — 0.0%
Check Point Software Technologies, Ltd. (a)	1,147	117,740
Italy — 0.2%
A2A SpA	207,391	373,056
Banca IFIS SpA	14,207	250,469
Banca Monte dei Paschi di Siena SpA (a)	881	1,511
Banco BPM SpA (a)	113,898	257,024
BPER Banca	75,257	290,223
Credito Valtellinese SpA (a)	5,522,765	465,352
Enel SpA	161,219	930,084
Eni SpA (b)	69,743	1,098,323
Ferrari NV	1,343	133,593
Hera SpA	15,652	47,674
Intesa Sanpaolo SpA	149,800	331,998
Italgas SpA	9,758	55,778
Mediobanca Banca di Credito Finanziario SpA	9,184	77,658
Tamburi Investment Partners SpA	78,406	514,924
Telecom Italia SpA (a)	348,661	193,152
UniCredit SpA	12,313	139,678
Unione di Banche Italiane SpA	12,914	37,386
Unipol Gruppo SpA	6,862	27,672
		5,225,555
Japan — 5.9%
Aisin Seiki Co., Ltd.	1,400	48,308
Alfresa Holdings Corp. (b)	6,600	170,750
Alps Electric Co., Ltd. (b)	12,900	249,145
Amada Holdings Co., Ltd.	3,500	31,217
Amano Corp.	285,900	5,486,875
ANA Holdings, Inc.	7,630	275,044
Astellas Pharma, Inc. (b)	38,900	495,046
Azbil Corp.	144,300	2,827,841
Bandai Namco Holdings, Inc. (b)	161,200	7,192,250
BML, Inc.	127,700	3,260,586
Bridgestone Corp.	3,213	123,310
Brother Industries, Ltd.	11,900	174,672
Bunka Shutter Co., Ltd.	251,400	1,631,909
Canon Marketing Japan, Inc.	1,800	31,827
Citizen Watch Co., Ltd.	18,200	90,303
Coca-Cola Bottlers Japan Holdings, Inc.	2,493	74,422
Cosmos Pharmaceutical Corp.	864	145,172
Credit Saison Co., Ltd.	2,200	25,655
CyberAgent, Inc.	5,794	226,245
Daicel Corp.	8,800	90,432
Daiwa House Industry Co., Ltd.	4,000	127,038
Daiwa Securities Group, Inc.	17,018	86,773

	Number of Shares	Value
DMG Mori Co., Ltd.	7,562	$84,400
Eisai Co., Ltd. (b)	1,700	132,369
Fuji Electric Co., Ltd.	3,500	102,058
Fujitsu, Ltd. (b)	3,600	225,687
Fukuda Denshi Co., Ltd.	4,200	256,183
Fukushima Industries Corp.	36,200	1,166,815
Glory, Ltd.	228,800	5,126,604
GungHo Online Entertainment, Inc. (a)	67,600	123,867
Gunma Bank, Ltd. (The)	6,500	27,001
Hachijuni Bank, Ltd. (The)	29,000	118,324
Hakuhodo DY Holdings, Inc.	537,800	7,631,337
Haseko Corp.	50,600	529,746
Hitachi Construction Machinery Co., Ltd.	3,800	88,017
Hitachi High-Technologies Corp.	1,500	46,789
Hitachi, Ltd. (b)	32,106	853,435
Hogy Medical Co., Ltd.	243,000	6,937,687
Honda Motor Co., Ltd.	900	23,518
Hoshizaki Corp.	50,600	3,099,614
Inpex Corp.	3,610	32,216
Isuzu Motors, Ltd.	3,300	46,075
Japan Airlines Co., Ltd. (b)	28,972	1,026,162
Japan Petroleum Exploration Co., Ltd.	2,000	35,951
Japan Post Holdings Co., Ltd.	4,200	48,289
Japan Retail Fund Investment Corp. – REIT	17	34,039
Japan Steel Works, Ltd. (The)	27,200	434,058
JFE Holdings, Inc.	8,300	132,060
JXTG Holdings, Inc.	69,600	364,799
Kajima Corp. (b)	24,800	332,440
Kamigumi Co., Ltd. (b)	76,900	1,569,133
Kenedix, Inc.	16,800	72,543
Kobe Steel, Ltd.	15,200	105,274
Kose Corp. (b)	2,200	348,907
Kurita Water Industries, Ltd.	270,400	6,495,867
Marubeni Corp.	68,600	477,376
Matsumotokiyoshi Holdings Co., Ltd. (b)	7,100	219,275
Medipal Holdings Corp.	6,000	129,790
MINEBEA MITSUMI, Inc. (b)	2,100	30,156
Miraca Holdings, Inc.	246,100	5,546,986
Mitsubishi Corp.	114,100	3,114,122
Mitsubishi Electric Corp. (b)	11,900	130,459
Mitsubishi Estate Co., Ltd.	13,696	214,629
Mitsubishi Gas Chemical Co., Inc. (b)	11,300	168,816
Mitsubishi Motors Corp.	7,000	38,647
Mitsubishi UFJ Financial Group, Inc.	81,123	400,029
Mitsui & Co., Ltd. (b)	305,200	4,730,042
Mitsui Fudosan Co., Ltd.	313,500	6,946,339
Mixi, Inc.	9,600	202,641
Mizuho Financial Group, Inc.	22,200	34,600
Morinaga & Co., Ltd.	133,900	5,794,375
MS&AD Insurance Group Holdings, Inc.	3,637	103,237
NEC Corp.	8,600	257,464
Nexon Co., Ltd. (a)	5,316	67,910
NHK Spring Co., Ltd.	9,700	84,941

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Nikon Corp.	13,200	$195,605
Nippon Densetsu Kogyo Co., Ltd.	11,400	225,337
Nippon Express Co., Ltd.	5,800	322,215
Nippon Telegraph & Telephone Corp. (b)	4,000	162,864
Nitto Denko Corp.	2,000	99,856
Nohmi Bosai, Ltd.	41,900	696,704
Noritz Corp.	100,600	1,436,106
NTT DoCoMo, Inc.	6,400	143,712
Obayashi Corp. (b)	10,500	94,282
OKUMA Corp.	157,300	7,474,634
Organo Corp.	55,100	1,302,264
ORIX Corp.	5,700	82,819
Otsuka Corp.	2,900	79,395
Panasonic Corp.	2,600	23,329
Pola Orbis Holdings, Inc. (b)	9,800	262,536
Rakuten, Inc. (a)	6,525	43,386
Resona Holdings, Inc.	70,100	335,325
Ryohin Keikaku Co., Ltd.	400	97,348
Sekisui Jushi Corp.	2,400	41,935
Seven Bank, Ltd.	2,342,000	6,679,655
Shimadzu Corp.	2,400	46,963
Shimamura Co., Ltd. (b)	1,000	76,862
Shin-Etsu Chemical Co., Ltd.	500	38,520
Shinsei Bank, Ltd.	14,300	169,253
Shionogi & Co., Ltd. (b)	3,000	170,111
Shiseido Co., Ltd.	4,600	285,821
Sinko Industries, Ltd.	91,600	1,231,984
SK Kaken Co., Ltd. (c)	9,000	4,174,180
SoftBank Group Corp.	8,200	540,501
Sojitz Corp.	133,900	461,898
Sony Corp.	8,769	422,288
Square Enix Holdings Co., Ltd. (b)	19,990	538,533
SUMCO Corp.	3,800	42,848
Sumitomo Corp.	14,700	207,373
Sumitomo Dainippon Pharma Co., Ltd. (b)	15,900	512,085
Sumitomo Heavy Industries, Ltd. (b)	4,100	120,870
Sumitomo Mitsui Financial Group, Inc.	14,100	464,973
Sumitomo Mitsui Trust Holdings, Inc.	5,155	187,636
Sumitomo Realty & Development Co., Ltd.	2,300	84,005
Sumitomo Warehouse Co., Ltd. (The)	554,200	6,783,833
Suzuken Co., Ltd.	1,400	71,854
Sysmex Corp.	500	24,124
Taiheiyo Cement Corp.	2,100	64,633
Taisei Corp. (b)	3,900	165,809
Takeuchi Manufacturing Co., Ltd.	244,200	3,724,923
THK Co., Ltd. (b)	8,000	148,663
Toei Co., Ltd.	67,900	8,024,936
Tokyo Electric Power Co., Inc. (The) (a)	42,700	252,517
Tosoh Corp. (b)	28,100	363,588
Toyo Tire & Rubber Co., Ltd.	4,290	53,359
Toyota Boshoku Corp.	4,400	65,507

	Number of Shares	Value
Toyota Industries Corp.	5,354	$246,367
Toyota Motor Corp.	8,908	517,384
Toyota Tsusho Corp. (b)	800	23,529
TV Asahi Holdings Corp.	360,000	6,420,359
Unicharm Corp.	2,600	83,998
West Japan Railway Co.	15,500	1,094,683
Zenkoku Hosho Co., Ltd.	1,953	60,700
		146,974,695
Kazakhstan — 0.1%
NAC Kazatomprom JSC – GDR (a) (c) (d)	91,858	1,250,371
Lebanon — 0.0%
Solidere ADR (a)	38,451	269,157
Luxembourg — 0.2%
APERAM SA	1,299	34,107
ArcelorMittal	207,348	4,278,234
d’Amico International Shipping SA (a)	566,558	79,837
SES SA	19,849	380,185
Tenaris SA	24,060	257,905
		5,030,268
Malaysia — 0.1%
AEON Credit Service M Berhad	22,550	83,502
AirAsia Berhad	227,832	163,267
Berjaya Sports Toto Berhad	218,300	111,287
Carlsberg Brewery Malaysia Berhad, Class B	49,181	234,169
CIMB Group Holdings Berhad	118,796	164,162
Frontken Corp. Berhad	476,200	81,392
Genting Malaysia Berhad	273,710	200,154
Hong Leong Financial Group Berhad	13,439	60,386
Magnum Berhad	180,373	84,955
Malaysian Pacific Industries Berhad	27,449	66,126
Muhibbah Engineering M Berhad	2	1
OSK Holdings Berhad	422,522	88,997
Sime Darby Berhad	262,754	152,801
Sime Darby Plantation Berhad	184,694	211,519
Sime Darby Property Berhad	165,494	39,860
Supermax Corp. Berhad	312,988	262,239
Syarikat Takaful Malaysia Keluarga Berhad	45,317	41,680
TRC Synergy Berhad	282,181	36,808
		2,083,305
Malta — 0.0%
Kindred Group plc	49,273	454,872
Mexico — 0.1%
America Movil SAB de CV, Series L – ADR	3,932	56,031
Banco del Bajio SA (d)	81,387	158,369
Cemex SAB de CV – SPADR (a)	79,518	383,277
Consorcio ARA SAB de CV	805,607	208,250
Credito Real SAB de CV SOFOM ER	29,300	25,973
Grupo Carso SAB de CV	40,438	144,844
Grupo Comercial Chedraui SA de CV	95,926	192,762

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Grupo Mexico SAB de CV, Series B	34,856	$71,958
Megacable Holdings SAB de CV (UNIT)	22,250	99,624
Qualitas Controladora SAB de CV	86,436	181,917
Regional SAB de CV	42,200	193,931
		1,716,936
Monaco — 0.0%
Scorpio Tankers, Inc.	139,070	244,763
Netherlands — 0.2%
Aegon NV	5,308	24,675
Akzo Nobel NV	941	75,640
ASR Nederland NV (b)	13,470	531,672
HAL Trust	921	140,080
Heineken Holding NV	403	33,918
ING Groep NV (b)	19,710	211,229
Koninklijke (Royal) KPN NV	23,285	68,056
Koninklijke Ahold Delhaize NV (b)	55,205	1,392,688
NN Group NV	2,197	87,275
QIAGEN NV (a)	1,116	38,446
Randstad NV (b)	839	38,373
Royal Dutch Shell plc, Class A – BATS Europe Shares	23,750	697,074
Royal Dutch Shell plc, Class B	23,329	694,196
Signify NV (b) (d)	13,186	309,510
Wolters Kluwer NV	1,024	60,471
		4,403,303
Nigeria — 0.0%
Access Bank plc	1,261,143	23,592
United Bank for Africa plc	5,943,571	125,085
Zenith Bank plc	3,046,880	193,207
		341,884
Norway — 0.1%
DNB ASA	5,416	86,872
Equinor ASA (b)	41,110	876,720
Golden Ocean Group, Ltd.	5,217	31,974
Leroy Seafood Group ASA (b)	25,184	192,848
Norsk Hydro ASA	5,364	24,278
Norwegian Finans Holding ASA (a)	10,427	81,206
Salmar ASA (b)	14,439	714,141
Telenor ASA	7,094	136,942
		2,144,981
Pakistan — 0.0%
Askari Bank, Ltd.	58,894	10,177
Engro Fertilizers, Ltd.	319,289	160,202
Engro Polymer & Chemicals, Ltd.	512,500	138,678
Fauji Fertilizer Co., Ltd.	249,178	166,986
Indus Motor Co., Ltd.	4,270	36,650
Lotte Chemical Pakistan, Ltd.	855,862	104,188
National Bank of Pakistan (a)	132,247	40,015
Pakistan Oilfields, Ltd.	32,220	98,965
Pakistan Petroleum, Ltd.	14,310	15,431
		771,292

	Number of Shares	Value
Peru — 0.0%
Alicorp SAA	64,426	$189,347
Ferreycorp SAA	187,112	141,091
		330,438
Philippines (The) — 0.1%
ABS-CBN Holdings Corp. – PDR	647,213	228,968
Cosco Capital, Inc.	996,894	127,202
DMCI Holdings, Inc.	366,404	89,202
First Gen Corp.	545,384	207,200
Globe Telecom, Inc.	10,072	363,901
Jollibee Foods Corp.	19,001	105,426
Lopez Holdings Corp.	1,857,523	141,316
SM Investments Corp.	13,666	238,405
Vista Land & Lifescapes, Inc.	788,702	81,137
		1,582,757
Portugal — 0.0%
EDP – Energias de Portugal SA	8,288	28,912
Galp Energia SGPS SA (b)	3,389	53,666
		82,578
Puerto Rico — 0.0%
Popular, Inc. (b)	16,515	779,838
Qatar — 0.0%
United Development Co. QSC	55,665	225,475
Russia — 1.0%
Aeroflot PJSC	124,641	181,143
Bank St Petersburg PJSC	251,316	159,356
Beluga Group PJSC (a)	6,874	40,252
Etalon Group plc – GDR (f)	1,123,078	1,831,013
Evraz plc	77,130	472,439
Federal Grid Co. Unified Energy System PJSC (c)	1,730,334,534	3,678,691
Gazprom PAO (c)	2,520,457	5,555,677
Gazprom PJSC	35,330	77,876
Gazprom PAO – SPADR	11,449	50,605
Gazprom PJSC – SPADR	17,108	75,672
Lenta, Ltd. – GDR (a) (f)	504,363	1,555,924
Lukoil PJSC – SPADR	494	35,264
Magnitogorsk Iron & Steel Works PJSC	57,494	35,528
MD Medical Group Investments plc – GDR	20,340	91,937
MMC Norilsk Nickel PJSC	534	99,933
MMC Norilsk Nickel PJSC – ADR	6,610	124,011
Moscow Exchange MICEX-RTS PJSC (a) (c)	798,330	930,038
Mosenergo PJSC (c)	4,736,528	139,022
Polymetal International plc	11,976	125,131
Polyus PJSC – GDR (f)	30,357	1,187,011
Protek PJSC (a) (c)	470,855	527,114
Rosneft Oil Co. PJSC – GDR	36,638	226,126
ROSSETI PJSC (c)	15,165,750	168,795
Rostelecom PJSC (c)	155,426	163,312
RusHydro PJSC (c)	296,257,449	2,065,507

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
RusHydro PJSC – ADR	3,548,452	$2,349,281
Safmar Financial Investment	14,906	124,297
Sberbank of Russia PJSC (c)	1,029,400	2,753,045
Sberbank PAO – SPADR – OTC Shares	45,221	495,700
Sistema PJSFC	26,742	3,070
Sistema PJSFC – SPGDR – LSE Shares (f)	9,009	20,867
Sollers PJSC (a)	15,444	90,880
TMK PJSC	2,647	2,038
TMK PJSC – GDR (f)	80,381	258,846
X5 Retail Group NV – GDR	7,036	174,357
Yandex NV, Class A (a)	6,060	165,741
		26,035,499
Singapore — 0.2%
ComfortDelGro Corp., Ltd.	140,600	220,796
Genting Singapore, Ltd.	186,900	133,794
Golden Agri-Resources, Ltd.	22,655,100	4,060,963
Great Eastern Holdings, Ltd.	18,037	327,479
IGG, Inc.	114,000	154,764
		4,897,796
South Africa — 0.4%
African Phoenix Investments, Ltd. (a)	3,640,881	108,779
Anglo American Platinum, Ltd.	2,043	76,262
ArcelorMittal South Africa, Ltd. (a)	107,514	25,265
Assore, Ltd.	7,547	152,129
Astral Foods, Ltd.	20,927	232,691
Bidvest Group, Ltd. (The)	5,180	74,567
Discovery, Ltd.	26,550	292,881
Emira Property Fund, Ltd. – REIT	191,981	197,127
Equites Property Fund, Ltd.	3,711	4,986
Exxaro Resources, Ltd.	74,313	711,839
Gold Fields, Ltd.	335,576	1,161,755
Hosken Consolidated Investments, Ltd.	70,858	610,960
Hosken Passenger Logistics and Rail, Ltd.	14,440	4,304
Impala Platinum Holdings, Ltd. (a)	1,238,549	3,157,938
Investec plc	22,364	124,779
Kumba Iron Ore, Ltd.	8,632	169,828
Metair Investments, Ltd.	103,343	139,851
MiX Telematics, Ltd. – SPADR	9,733	152,322
Montauk Holdings, Ltd.	49,746	276,385
Naspers, Ltd.	692	137,457
Nedbank Group, Ltd.	1,700	32,346
Net 1 UEPS Technologies, Inc. (a)	6,746	31,639
Niveus Investments, Ltd.	27,381	3,920
Old Mutual, Ltd.	52,984	78,748
Remgro, Ltd.	12,900	174,586
Reunert, Ltd.	47,153	231,154
Sibanye Gold, Ltd. (a)	989,554	695,581
Telkom SA SOC, Ltd.	16,754	73,465
Tsogo Sun Holdings, Ltd.	49,930	74,277
		9,207,821

	Number of Shares	Value
South Korea — 0.9%
AK Holdings, Inc.	4,137	$199,599
Binggrae Co., Ltd.	2,456	159,589
Boryung Pharmaceutical Co., Ltd.	6,004	53,510
Cell Biotech Co., Ltd.	7,351	185,368
Cheil Worldwide, Inc.	19,276	388,666
CJ Corp.	5,390	585,776
CJ Hellovision Co., Ltd.	32,643	266,991
CKD Bio Corp.	7,675	142,213
Daelim Industrial Co., Ltd.	8,677	795,225
Daesang Holdings Co., Ltd.	11,724	82,412
Daewon Pharmaceutical Co., Ltd.	10,654	153,805
Daihan Pharmaceutical Co., Ltd.	4,263	146,292
Daou Technology, Inc.	11,152	187,603
DongKook Pharmaceutical Co., Ltd.	3,244	168,338
Dongwon Development Co., Ltd.	30,239	108,267
GS Home Shopping, Inc.	1,806	291,016
Hanil Holdings Co., Ltd.	2,925	136,431
Hankook Tire Worldwide Co., Ltd.	26,979	401,335
Hansae Yes24 Holdings Co., Ltd.	23,923	172,865
Hansol Paper Co., Ltd.	5,768	85,855
Hanwha Corp.	19,623	549,534
Hanyang Eng Co., Ltd.	13,991	155,291
Huons Global Co., Ltd.	4,904	192,965
Hyundai Hy Communications & Network Co., Ltd.	29,267	106,330
Hyundai Motor Co.	27,039	2,867,640
Hyundai Telecommunication Co., Ltd.	17,160	165,243
HyVision System, Inc.	9,724	76,223
Interpark Holdings Corp.	69,198	145,160
Jahwa Electronics Co., Ltd.	15,163	159,590
JB Financial Group Co., Ltd.	50,175	255,828
KM Corp.	17,232	103,869
Korea Autoglass Corp.	11,991	135,169
Korea Electric Power Corp. – SPADR (a)	6,434	94,902
Korea Real Estate Investment & Trust Co., Ltd.	89,338	215,620
Korea Zinc Co., Ltd.	158	61,141
KT Corp. (a)	123,078	3,287,869
KT Corp. – SPADR (a)	217,878	3,098,225
Kumho Industrial Co., Ltd.	19,490	205,488
Kyungdong Pharm Co., Ltd.	9,083	92,637
LF Corp.	10,704	237,960
Lotte Food Co., Ltd.	337	214,135
LOTTE Himart Co., Ltd.	3,124	130,569
Lotte Non-Life Insurance Co., Ltd.	70,917	167,274
MegaStudyEdu Co., Ltd.	3,845	89,133
Meritz Financial Group, Inc.	9,702	100,649
Meritz Securities Co., Ltd.	145,909	558,650
Minwise Co., Ltd.	9,152	142,753
Mirae Asset Life Insurance Co., Ltd.	38,831	160,277
MonAmi Co., Ltd.	10,990	25,748
NHN Entertainment Corp. (a)	6,588	339,151
Sam Young Electronics Co., Ltd.	4,206	44,726

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Samchully Co., Ltd.	298	$24,291
Samjin Pharmaceutical Co., Ltd.	1,162	42,033
Samsung Electronics Co., Ltd. – GDR	1,892	1,636,804
Samsung SDI Co., Ltd. (a)	75	14,623
Shinhan Financial Group Co., Ltd. (a)	2,350	83,393
SK Hynix, Inc. (a)	8,962	484,430
Spigen Korea Co., Ltd.	954	44,765
Taeyoung Engineering & Construction Co., Ltd.	44,517	450,756
Whanin Pharmaceutical Co., Ltd.	4,908	84,419
YeaRimDang Publishing Co., Ltd. (a)	26,054	125,611
Youngone Corp. (a)	2,289	78,603
Youngone Holdings Co., Ltd.	1,873	104,706
		22,065,339
Spain — 0.3%
Amadeus IT Group SA (b)	84,962	5,915,830
Banco Bilbao Vizcaya Argentaria SA	59,956	316,269
Banco de Sabadell SA	16,759	19,068
Banco Santander SA	30,696	138,526
Bankia SA	16,206	47,192
CaixaBank SA	22,773	81,962
Endesa SA	30,120	693,229
Fomento de Construcciones y Contratas SA (a)	10,476	140,239
Grifols SA	4,668	121,929
Iberdrola SA	12,600	100,818
Industria de Diseno Textil SA	9,328	237,799
Inmobiliaria Colonial Socimi SA – REIT	4,818	44,783
Inmobiliaria del Sur SA	2,608	30,694
Mapfre SA	27,033	71,655
Mediaset Espana Comunicacion SA	7,551	47,636
Realia Business SA (a)	186,497	194,252
Realia Business SA – ENT (c)	44,007	45,837
Red Electrica Corp. SA (b)	1,918	42,723
Repsol SA (b)	32,470	521,967
		8,812,408
Sri Lanka — 0.0%
Aitken Spence plc	179,312	46,887
Ceylon Guardian Investment Trust PLC	56,246	21,381
Dialog Axiata plc	3,046,065	168,367
Hemas Holdings plc	891,057	433,701
Richard Pieris & Co. plc	759,184	43,539
		713,875
Sweden — 0.1%
Assa Abloy AB, Class B	10,924	195,313
Atlas Copco AB, Class B	2,705	59,307
Boliden AB (b)	11,310	245,988
Elekta AB	8,091	96,055
G5 Entertainment AB	3,121	44,421
Investor AB, Class B	6,935	294,760
Kinnevik AB, Class B	1,568	37,939
Modern Times Group MTG AB, Class B	74	2,454
Skandinaviska Enskilda Banken AB	3,511	34,177

	Number of Shares	Value
Svenska Handelsbanken AB, Class A	6,197	$68,649
Swedish Match AB (b)	4,820	190,028
Swedish Orphan Biovitrum AB (a)	34,228	744,347
Telefonaktiebolaget LM Ericsson, Class B	32,507	286,517
Telia Co. AB	40,646	192,879
		2,492,834
Switzerland — 0.3%
Adecco Group AG (b)	7,381	345,659
Coca-Cola HBC AG (a)	10,647	331,290
GAM Holding AG	4,945	19,544
Garmin, Ltd.	2,742	173,623
Glencore plc (a)	52,547	193,812
Helvetia Holding AG	273	159,798
Nestle SA (b)	18,008	1,464,066
Novartis AG (b)	15,945	1,365,663
Roche Holding AG (b)	8,940	2,210,632
Sonova Holding AG	4,164	678,946
STMicroelectronics NV	4,279	61,064
Temenos AG (a)	2,222	267,778
Zurich Insurance Group AG	1,872	559,334
		7,831,209
Taiwan — 0.7%
Acter Co., Ltd.	35,275	192,550
Advanced International Multitech Co., Ltd.	41,213	49,849
Anpec Electronics Corp.	100,883	196,088
Arcadyan Technology Corp.	192,000	462,952
AU Optronics Corp. – SPADR	160,171	631,074
Avita Corp.	36,000	45,409
Bioteque Corp.	15,939	48,481
C Sun Manufacturing, Ltd.	60,000	50,681
Chailease Holding Co., Ltd.	79,000	247,138
Chenbro Micom Co., Ltd.	26,791	37,666
Cheng Uei Precision Industry Co., Ltd.	87,137	66,509
Chia Chang Co., Ltd.	64,000	70,963
Chyang Sheng Dyeing & Finishing Co., Ltd.	106,519	43,516
Continental Holdings Corp.	264,947	120,859
Elan Microelectronics Corp.	292,728	711,674
Excelsior Biopharma, Inc.	27,590	36,319
Feng Hsin Steel Co., Ltd.	4,931	9,384
Formosa Taffeta Co., Ltd.	142,000	159,122
Fuburg Industrial, Ltd.	12,650	10,290
Great Wall Enterprise Co., Ltd.	229,263	248,201
HIM International Music, Inc.	32,958	92,320
Hon Hai Precision Industry Co., Ltd. – GDR (f)	14,378	67,057
Hotron Precision Electronic Industrial Co., Ltd.	105,439	132,772
International CSRC Investment Holdings Co.	307,586	387,425
International Games System Co., Ltd.	36,963	173,507
ITE Technology, Inc.	2,972	2,944
Kung Long Batteries Industrial Co., Ltd.	41,000	193,659

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Lida Holdings, Ltd.	90,020	$159,064
Makalot Industrial Co., Ltd.	100,000	551,558
Mercuries & Associates Holding, Ltd.	92,819	53,580
O-TA Precision Industry Co., Ltd.	44,289	26,295
Oriental Union Chemical Corp.	329,744	274,877
Pan-International Industrial Corp.	255,907	163,366
Pou Chen Corp.	446,000	470,687
Qisda Corp.	53,000	33,717
Radiant Opto-Electronics Corp.	279,000	762,177
Ruentex Industries, Ltd.	47,800	121,672
Sinbon Electronics Co., Ltd.	24,000	64,775
Sinmag Equipment Corp.	30,429	110,537
Soft-World International Corp.	42,274	90,832
Syncmold Enterprise Corp.	46,765	97,079
Taiwan Secom Co., Ltd.	77,761	223,286
Taiwan Semiconductor Manufacturing Co., Ltd. – SPADR	178,450	6,586,590
Taiwan Styrene Monomer	407,000	296,933
Test Rite International Co., Ltd.	231,069	168,707
TOPBI International Holdings, Ltd.	55,650	149,724
Tripod Technology Corp.	153,000	398,023
TURVO International Co., Ltd.	20,727	46,622
United Integrated Services Co., Ltd.	65,952	192,656
Userjoy Technology Co., Ltd.	82,250	171,937
Wholetech System Hitech, Ltd.	117,933	109,815
Wowprime Corp.	58,000	148,026
YFY, Inc.	173,057	62,927
Zeng Hsing Industrial Co., Ltd.	37,059	162,300
Zhen Ding Technology Holding, Ltd.	309,000	807,815
		16,993,986
Thailand — 0.2%
AAPICO Hitech PCL	72,809	42,487
Advanced Info Service PCL	44,912	237,940
Ananda Development PCL	1,547,838	154,023
Bangkok Bank PCL – Foreign Registered Shares	52,707	335,084
Bangkok Chain Hospital PCL	405,400	207,929
Bangkok Land PCL	4,788,254	222,060
Com7 PCL, Class F	632,948	301,311
GFPT PCL	82,400	30,369
Land and Houses PCL	246,855	75,057
MBK PCL	1,930,935	1,221,660
Padaeng Industry PCL	88,287	32,538
Quality Houses PCL	6,561,400	527,975
Sansiri PCL	1,470,600	53,296
SEAFCO PCL	517,275	146,953
Somboon Advance Technology PCL	291,900	137,164
Thanachart Capital PCL	330,500	504,987
Tisco Financial Group PCL	88,300	212,208
		4,443,041
Turkey — 0.1%
Aksigorta AS	142,150	98,194
Anadolu Efes Biracilik Ve Malt Sanayii AS	25,688	99,962

	Number of Shares	Value
BIM Birlesik Magazalar AS	18,916	$311,009
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,744,877	772,828
KOC Holding AS	58,680	156,722
Tekfen Holding AS	251,767	983,740
Tofas Turk Otomobil Fabrikasi AS	9,681	30,876
Turkiye Garanti Bankasi AS	16,633	24,647
Turkiye Halk Bankasi AS	627,701	831,221
		3,309,199
Ukraine — 0.2%
Astarta Holding NV (a)	90,707	557,367
Kernel Holding SA	58,329	762,297
MHP SA – GDR – OTC Shares (f)	285,251	2,952,147
		4,271,811
United Arab Emirates — 0.0%
Aldar Properties PJSC	390,494	170,150
RAK Properties PJSC	457,111	61,612
		231,762
United Kingdom — 3.5%
3i Group plc	31,025	304,618
Admiral Group plc	4,712	122,488
Anglo American plc	69,558	1,537,653
Associated British Foods plc	1,196	31,105
AstraZeneca plc	1,086	81,217
Aviva plc	13,478	64,283
Awilco Drilling plc	14,955	48,566
Bank of Georgia Group plc	731	12,791
Barclays plc	480,600	921,897
Belmond, Ltd., Class A (a)	23,789	595,439
BP plc	1,223,955	7,722,450
BT Group plc	2,325,460	7,039,232
BTG plc (a)	4,553	48,157
Burberry Group plc	53,901	1,185,882
Centrica plc	182,273	313,427
Countrywide plc (a)	1,361,214	148,357
Diageo plc	218,183	7,754,991
Dialog Semiconductor plc (a)	1,487	38,656
Dixons Carphone plc	136,261	208,032
Drax Group plc	59,649	271,716
DS Smith plc	11,958	45,624
Ensco plc, Class A	29,343	104,461
Ferroglobe plc	8,619	13,704
Ferroglobe plc – ENT (c) (e)	17,904	—
Fiat Chrysler Automobiles NV (a) (b)	32,344	470,241
Flybe Group plc (a)	478,657	103,384
Foxtons Group plc	152,549	103,450
Gabriel Resources, Ltd. (a)	1,962,000	488,632
Gem Diamonds, Ltd. (a)	80,756	114,015
Georgia Capital plc (a)	731	9,514
GlaxoSmithKline plc	9,329	177,061
Greene King plc	27,759	186,823
Hammerson plc – REIT	8,002	33,510
Hansteen Holdings plc – REIT	22,821	26,927

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Howden Joinery Group plc	70,143	$387,932
HSBC Holdings plc – LSE Shares	14,446	118,549
Hummingbird Resources plc (a)	90,569	24,872
Inchcape plc	26,699	186,856
Indivior plc (a)	189,123	269,092
Inmarsat plc	15,732	75,650
InterContinental Hotels Group plc	103,715	5,581,828
International Consolidated Airlines Group SA	785,287	6,162,820
Intertek Group plc	54,919	3,343,467
J D Wetherspoon plc	5,853	83,036
J Sainsbury plc	20,974	70,725
JD Sports Fashion plc	5,507	24,400
John Wood Group plc	4,224	27,045
Land Securities Group plc – REIT	10,305	105,638
Liberty Global plc, Class A (a)	13,235	282,435
Liberty Global plc, Class C (a)	13,928	287,474
Linde plc	1,992	316,304
LivaNova plc (a)	3,625	331,579
Lloyds Banking Group plc	14,245,747	9,413,240
London Stock Exchange Group plc	2,161	111,518
Luceco plc (a) (d)	85,394	37,510
Man Group plc	221,770	374,093
Meggitt plc	13,422	80,293
Melrose Industries plc	92,000	190,508
Michael Kors Holdings, Ltd. (a)	18,373	696,704
Michelmersh Brick Holdings plc	400,600	388,053
Micro Focus International plc – ADR	5,228	89,974
Moneysupermarket.com Group plc	81,489	285,324
National Grid plc	36,972	357,540
Next plc	2,123	108,040
nVent Electric plc	9,476	212,831
Pagegroup plc	28,956	165,659
Paragon Banking Group plc	36,848	180,684
Pendragon plc	1,074,055	308,019
QinetiQ Group plc	34,081	124,588
Quilter plc (d)	17,660	26,497
Reckitt Benckiser Group plc	52,288	3,993,026
RELX plc	9,929	203,931
Rio Tinto plc	123,669	5,896,646
Rio Tinto, Ltd.	2,908	160,840
Rockhopper Exploration plc (a)	210,709	56,287
Royal Bank of Scotland Group plc	409,292	1,125,377
Sage Group plc (The)	767,092	5,872,991
Segro plc – REIT	13,225	99,200
Smith & Nephew plc	33,039	614,474
Spectris plc	722	20,903
Standard Chartered plc	4,004	30,950
Standard Life Aberdeen plc	76,544	250,455
Stolt-Nielsen, Ltd.	13,337	157,465
TalkTalk Telecom Group plc	35,526	51,542
Taylor Wimpey plc	20,662	35,739
Tesco plc	305,987	741,449
TP ICAP plc	2,197	8,403

	Number of Shares	Value
Travis Perkins plc	1,460	$19,810
Treatt plc	19,862	108,209
Unilever plc	88,242	4,618,380
Venator Materials plc (a)	5,423	22,722
Vodafone Group plc	388,733	755,358
Willis Towers Watson plc	2,411	366,134
Wm Morrison Supermarkets plc	54,575	147,920
Yellow Cake plc (a) (d)	323,637	944,178
		87,461,469
Total Foreign Common Stocks (Cost $837,485,139)		784,838,202
Total Common Stocks (Cost $1,191,123,812)		1,145,870,898

	Number of Contracts	Value
Right — 0.0%
Woongjin Thinkbig Co., Ltd., Expiring 01/11/19 (South Korea) (a) (Cost $3,480)	4,728	$551
Warrants — 0.0%
American International Group, Inc., Expiring 01/19/21 (United States) (a)	46,035	250,430
Bank of America Corp., Expiring 01/16/19 (United States) (a)	47,318	605,671
d’Amico International Shipping SA, Expiring 06/30/22 (Luxembourg) (a)	144,361	1,952
OSK Holdings Berhad, Expiring 07/22/20 (Malaysia) (a)	106,690	1,420
Tamburi Investment Partners SpA, Expiring 06/30/20 (Italy) (a)	8,648	8,521
Total Warrants (Cost $1,117,422)		867,994

	Principal Amount	Value
Corporate Bonds — 0.0%
Computers & Peripherals — 0.0%
Diebold Nixdorf, Inc., 8.5%, 4/15/2024 (Cost $416,126)	$659,000	$395,400
Convertible Bonds — 0.0%
Food & Beverage — 0.0%
Terravia Holdings, Inc., 5.000%, 10/01/19 (g) (Cost $0)	501,400	10,028
US Treasury Bonds/Notes — 8.6%
US Treasury Inflation Indexed Note, 0.125%, 01/15/22	15,864,808	15,399,449
US Treasury Inflation Indexed Note, 0.125%, 04/15/22	18,556,744	17,951,233
US Treasury Inflation Indexed Note, 0.125%, 07/15/22	18,836,319	18,295,432
US Treasury Inflation Indexed Note, 0.625%, 04/15/23	21,257,408	20,904,225
US Treasury Inflation Indexed Note, 0.375%, 07/15/23	25,088,387	24,530,272
US Treasury Note, 1.625%, 04/30/19	3,421,000	3,411,379
US Treasury Note, 1.375%, 05/31/20	20,781,000	20,445,744
US Treasury Note, 2.250%, 03/31/21	19,578,000	19,477,051
US Treasury Note, 1.125%, 09/30/21	5,828,000	5,621,061

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Principal Amount	Value
US Treasury Note, 1.750%, 04/30/22	$13,447,000	$13,135,513
US Treasury Note, 1.500%, 03/31/23	11,830,000	11,355,876
US Treasury Note, 1.375%, 09/30/23	5,783,000	5,490,462
US Treasury Note, 2.500%, 05/15/24	9,343,000	9,325,847
US Treasury Note, 2.125%, 05/15/25	8,307,000	8,083,749
US Treasury Note, 2.250%, 11/15/25	8,837,000	8,641,965
US Treasury Note, 2.000%, 11/15/26	4,358,000	4,160,017
US Treasury Note, 2.250%, 08/15/27	4,079,000	3,947,548
US Treasury Note, 2.750%, 02/15/28	4,665,000	4,689,054
Total US Treasury Bonds/Notes (Cost $214,898,571)		214,865,877

	Number of Shares	Value
Acquired Funds — 23.6%
Exchange-Traded Funds (ETFs) — 9.1%
Energy Select Sector SPDR Fund	573,000	$32,861,550
Financial Select Sector SPDR Fund	2,044,030	48,688,794
Health Care Select Sector SPDR Fund	348,028	30,107,902
SPDR S&P 500 ETF Trust	165,365	41,328,021
Technology Select Sector SPDR Fund	323,468	20,048,547
Vanguard FTSE Europe ETF	721,116	35,060,660
Vanguard S&P 500 ETF	83,965	19,295,997
		227,391,471
Private Investment Funds (h) — 14.5%
Canyon Value Realization Fund, LP (a) (c) (e) (i)		58,013,040
Deep Basin Long-Short Fund, LP (a) (c) (e) (i)		71,417,855
Farallon Capital Institutional Partners, LP (a) (c) (e) (i)		2,079,253
GSA Trend Fund, Ltd. (a) (c) (e) (i)	552,831	49,145,339
Honeycomb Partners, LP (a) (c) (e) (i)		66,784,400
Lansdowne Developed Markets Fund, Ltd. (a) (c) (e) (i)	105,638	66,225,978
Man AHL Short Term Trading Limited (a) (c) (e) (i)	19,741,598	20,490,308
OZ Domestic Partners, LP (a) (c) (e) (i)		148,373
QVT Roiv Hldgs Onshore, Ltd. (a) (c) (e) (i)	3,114	2,215,632
Tessera Offshore Fund, Ltd. (a) (c) (e) (i)	2,500	25,528,560
		362,048,738
Total Acquired Funds (Cost $531,218,471)		589,440,209
Publicly Traded Limited Partnership — 0.0%
Lazard, Ltd. (Cost $541,139)	10,385	383,310
Preferred Stocks — 0.2%
Banco do Estado do Rio Grande do Sul SA, 8.19% (Brazil)	88,205	507,056
Bancolombia SA, 3.01% (Colombia)	13,774	131,995
Cia de Transmissao de Energia Eletrica Paulista, 16.99% (Brazil)	26,800	479,686
CJ Corp. – ENT, 2.00% (South Korea) (a) (c)	808	87,984
Draegerwerk AG & Co. KGaA, 0.94% (Germany)	11,325	604,236

	Number of Shares	Value
Embotelladora Andina SA, 3.65% (Chile)	23,588	$88,817
Hyundai Motor Co., Ltd., 1.27% (South Korea)	13,108	903,151
Itausa – Investimentos Itau SA, 3.27% (Brazil)	61,677	193,247
Porsche Automobil Holding SE, 3.17% (Germany)	3,256	192,759
Samsung SDI Co., Ltd., 3.27% (South Korea)	43,991	1,254,844
Saraiva SA Livreiros Editores, 8.83% (Brazil)	30,742	17,319
Schaeffler AG, 7.23% (Germany) (b)	2,228	18,997
Transneft PJSC, 4.49% (Russia)	13	31,896
Total Preferred Stocks (Cost $4,024,377)		4,511,987
Purchased Option Contracts — 0.2%
Puts — 0.2%
S&P 500 Index Strike Price $2,720, Expiring 01/18/19 (United States) Jefferies & Co., Inc., Unrealized appreciation of $1,400,066	99	2,128,500
S&P 500 Index Strike Price $2,795, Expiring 01/18/19 (United States) Jefferies & Co., Inc., Unrealized appreciation of $2,628,752	117	3,383,640
Total Purchased Option Contracts (Cost $1,483,322)		5,512,140

	Number of Units	Value
Disputed Claims Receipt — 0.0%
AMR Corp. (Cost $0) (a) (c) (e) (i)	260,322	$351,435

	Principal Amount	Value
Short-Term Investments — 18.9%
Repurchase Agreement — 11.6%
Fixed Income Clearing Corp. issued on 12/31/18 (proceeds at maturity $290,893,272) (collateralized by US Treasury Inflation Indexed Note, due 07/15/26 through 01/15/27 with a total par value of $57,235,000 and a total market value of $56,605,947; US Treasury Note, due 08/15/26 with a total par value of $257,530,000 and a total market value of $237,997,637; and US Treasury Bond, due 05/15/44 with a total par value of $1,980,000 and a total market value of $2,108,783) 0.500%, 01/02/19

(Cost $290,885,192)	$290,885,192	$290,885,192
US Treasury Bills (j) — 7.3%
US Treasury Bill, 2.307%, 01/17/19	3,600,000	3,596,449
US Treasury Bill, 2.439%, 04/11/19 (k) (l)	100,000,000	99,339,312
US Treasury Bill, 2.530%, 05/30/19 (k) (l)	30,000,000	29,700,763
US Treasury Bill, 2.563%, 06/06/19 (l)	50,000,000	49,473,646
Total US Treasury Bills (Cost $182,089,408)		182,110,170
Total Short-Term Investments (Cost $472,974,600)		472,995,362
Total Investments — 97.4% (Cost $2,417,801,320)		2,435,205,191
Other Assets in Excess of Liabilities — 2.6%		63,738,798
Net Assets — 100.0%		$2,498,943,989

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Securities Sold Short — (2.4)%
Common Stocks — (2.4)%
US Common Stocks — (1.5)%
Airlines — (0.0)%
Alaska Air Group, Inc.	(946)	$(57,564)
American Airlines Group, Inc.	(5,745)	(184,472)
Delta Air Lines, Inc.	(5,081)	(253,542)
Southwest Airlines Co.	(3,884)	(180,528)
		(676,106)
Auto Components — (0.0)%
Visteon Corp. (a)	(9,172)	(552,888)
Automobiles — (0.1)%
General Motors Co.	(4,015)	(134,302)
Tesla, Inc. (a)	(4,115)	(1,369,472)
Thor Industries, Inc.	(198)	(10,296)
		(1,514,070)
Biotechnology — (0.1)%
Agios Pharmaceuticals, Inc. (a)	(9,247)	(426,379)
Alnylam Pharmaceuticals, Inc. (a)	(6,215)	(453,136)
Bluebird Bio, Inc. (a)	(6,176)	(612,659)
Exact Sciences Corp. (a)	(9,832)	(620,399)
Gilead Sciences, Inc.	(541)	(33,840)
Ligand Pharmaceuticals, Inc. (a)	(2,063)	(279,949)
Sage Therapeutics, Inc. (a)	(3,351)	(320,992)
Seattle Genetics, Inc. (a)	(3,950)	(223,807)
Syneos Health, Inc. (a)	(944)	(37,147)
		(3,008,308)
Building Products — (0.0)%
Owens Corning	(668)	(29,379)
Capital Markets — (0.0)%
BGC Partners, Inc., Class A	(6,546)	(33,843)
Stifel Financial Corp.	(2,691)	(111,461)
Virtu Financial, Inc.	(13,621)	(350,877)
		(496,181)
Chemicals — (0.1)%
Albemarle Corp.	(12,324)	(949,811)
Valvoline, Inc.	(4,360)	(84,366)
		(1,034,177)
Commercial Banks — (0.1)%
Bank OZK	(2,816)	(64,289)
Chemical Financial Corp.	(8,253)	(302,142)
Home BancShares Inc.	(4,178)	(68,269)
Pinnacle Financial Partners, Inc.	(6,074)	(280,012)
Sterling Bancorp	(81,983)	(1,353,539)
United Bankshares, Inc.	(23,440)	(729,218)
		(2,797,469)
Commercial Services & Supplies — (0.0)%
Brink’s Co. (The)	(1,752)	(113,267)
Healthcare Services Group, Inc.	(7,695)	(309,185)
		(422,452)

	Number of Shares	Value
Communications Equipment — (0.0)%
Plantronics, Inc.	(6,995)	$(231,535)
ViaSat, Inc. (a)	(12,733)	(750,610)
		(982,145)
Computers & Peripherals — (0.0)%
Dell Technologies, Inc., Class C (a)	(237)	(11,585)
Seagate Technology plc	(6,826)	(263,415)
		(275,000)
Construction & Engineering — (0.1)%
Arconic, Inc.	(9,940)	(167,588)
Dycom Industries, Inc. (a)	(3,234)	(174,765)
Granite Construction, Inc.	(5,423)	(218,438)
Lennar Corp., Class A	(4,607)	(180,364)
MasTec, Inc. (a)	(6,651)	(269,765)
		(1,010,920)
Containers & Packaging — (0.0)%
Crown Holdings, Inc. (a)	(10,397)	(432,203)
Graphic Packaging Holding Co.	(37,758)	(401,745)
		(833,948)
Diversified Consumer Services — (0.0)%
Sotheby’s (a)	(857)	(34,057)
Diversified Telecommunication Services — (0.0)%
Charter Communications, Inc. (a)	(415)	(118,262)
GCI Liberty, Inc. (a)	(4,074)	(167,686)
		(285,948)
Electronic Equipment, Instruments & Components — (0.1)%
Belden, Inc.	(11,342)	(473,756)
BWX Technologies, Inc.	(627)	(23,970)
Cognex Corp.	(7,113)	(275,060)
Coherent, Inc. (a)	(1,363)	(144,083)
Dril-Quip, Inc. (a)	(13,741)	(412,642)
IPG Photonics Corp. (a)	(977)	(110,684)
Universal Display Corp.	(7,625)	(713,471)
		(2,153,666)
Energy Equipment & Services — (0.0)%
Baker Hughes a GE Co.	(13,948)	(299,882)
Diamond Offshore Drilling, Inc. (a)	(18,838)	(177,831)
Nabors Industries, Ltd.	(80,830)	(161,660)
RPC, Inc.	(6,318)	(62,358)
		(701,731)
Food & Beverage — (0.0)%
TransDigm Group, Inc. (a)	(624)	(212,198)
Food Products — (0.0)%
Campbell Soup Co.	(4,137)	(136,480)
Hain Celestial Group, Inc. (The) (a)	(23,220)	(368,269)
Kraft Heinz Co. (The)	(8,010)	(344,750)
McCormick & Co., Inc.	(426)	(59,316)
Post Holdings, Inc. (a)	(896)	(79,861)
		(988,676)

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Health Care Equipment & Supplies — (0.1)%
Insulet Corp. (a)	(10,081)	$(799,625)
NuVasive, Inc. (a)	(4,851)	(240,416)
		(1,040,041)
Health Care Providers & Services — (0.1)%
Acadia Healthcare Co., Inc. (a)	(8,553)	(219,898)
Brookdale Senior Living, Inc. (a)	(2,612)	(17,500)
DexCom, Inc. (a)	(16,123)	(1,931,535)
		(2,168,933)
Health Care Technology — (0.0)%
Medidata Solutions, Inc. (a)	(855)	(57,644)
Hotels, Restaurants & Leisure — (0.0)%
Caesars Entertainment Corp. (a)	(78,936)	(535,976)
International Game Technology plc	(1,018)	(14,893)
Scientific Games Corp., Class A (a)	(14,709)	(262,997)
		(813,866)
Household Durables — (0.1)%
Newell Brands, Inc.	(50,397)	(936,880)
Tempur Sealy International, Inc. (a)	(10,909)	(451,633)
		(1,388,513)
Insurance — (0.0)%
Hanover Insurance Group, Inc. (The)	(393)	(45,891)
Hartford Financial Services Group, Inc. (The)	(7,804)	(346,888)
Kemper Corp.	(1,667)	(110,655)
Travelers Cos, Inc. (The)	(406)	(48,618)
		(552,052)
Internet & Catalog Retail — (0.0)%
Liberty Expedia Holdings, Inc., Class A (a)	(457)	(17,873)
Qurate Retail, Inc. (a)	(10,603)	(206,971)
		(224,844)
Internet Software & Services — (0.0)%
eBay, Inc. (a)	(643)	(18,049)
IT Services — (0.0)%
First Data Corp., Class A (a)	(4,329)	(73,203)
Gartner, Inc. (a)	(111)	(14,190)
Square, Inc., Class A (a)	(1,783)	(100,009)
Switch, Inc., Class A	(74,264)	(519,848)
		(707,250)
Machinery — (0.1)%
Colfax Corp. (a)	(13,162)	(275,086)
Flowserve Corp.	(3,280)	(124,705)
Middleby Corp. (The) (a)	(2,168)	(222,719)
Timken Co. (The)	(1,729)	(64,526)
Trinity Industries, Inc.	(10,517)	(216,545)
Wabtec Corp.	(5,355)	(376,189)
Welbilt, Inc. (a)	(41,052)	(456,088)
		(1,735,858)

	Number of Shares	Value
Media — (0.1)%
Comcast Corp., Class A	(644)	$(21,928)
Discovery, Inc., Class A (a)	(13,971)	(345,643)
Meredith Corp.	(12,281)	(637,875)
New York Times Co. (The), Class A	(4,024)	(89,695)
		(1,095,141)
Metals & Mining — (0.1)%
Allegheny Technologies, Inc. (a)	(55,338)	(1,204,708)
Compass Minerals International, Inc.	(8,734)	(364,120)
Royal Gold, Inc.	(5,487)	(469,962)
		(2,038,790)
Multi-Utilities — (0.1)%
Ameren Corp.	(5,817)	(379,443)
Consolidated Edison, Inc.	(787)	(60,174)
DTE Energy Co.	(2,242)	(247,292)
Sempra Energy	(3,030)	(327,816)
		(1,014,725)
Oil, Gas & Consumable Fuels — (0.1)%
Callon Petroleum Co. (a)	(104,682)	(679,386)
Centennial Resource Development, Inc., Class A (a)	(1,823)	(20,089)
Chesapeake Energy Corp. (a)	(5,416)	(11,374)
Chevron Corp.	(461)	(50,152)
EQT Corp.	(37,010)	(699,119)
Extraction Oil & Gas, Inc. (a)	(32,087)	(137,653)
Hess Corp.	(713)	(28,876)
Kosmos Energy, Ltd.	(49,079)	(199,752)
Matador Resources Co. (a)	(33,823)	(525,271)
Newfield Exploration Co. (a)	(1,592)	(23,339)
Oasis Petroleum, Inc. (a)	(41,647)	(230,308)
SM Energy Co.	(1,490)	(23,065)
Targa Resources Corp.	(3,625)	(130,573)
		(2,758,957)
Pharmaceuticals — (0.0)%
Prestige Consumer Healthcare, Inc. (a)	(4,794)	(148,039)
Real Estate Investment Trusts (REITs) — (0.0)%
Colony Capital, Inc.	(101,946)	(477,107)
Road & Rail — (0.0)%
Knight-Swift Transportation Holdings, Inc.	(5,666)	(142,047)
Semiconductors & Semiconductor Equipment — (0.1)%
Advanced Micro Devices, Inc. (a)	(958)	(17,685)
Cree, Inc. (a)	(26,696)	(1,141,921)
Cypress Semiconductor Corp.	(5,562)	(70,749)
Microchip Technology, Inc.	(9,522)	(684,822)
Skyworks Solutions, Inc.	(332)	(22,251)
Synaptics, Inc. (a)	(630)	(23,442)
		(1,960,870)
Software — (0.0)%
2U, Inc. (a)	(2,976)	(147,967)
FireEye, Inc. (a)	(10,928)	(177,143)
Guidewire Software, Inc. (a)	(3,223)	(258,581)

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Splunk, Inc. (a)	(983)	$(103,068)
		(686,759)
Specialty Retail — (0.0)%
Advance Auto Parts, Inc.	(252)	(39,680)
CarMax, Inc. (a)	(3,871)	(242,828)
Floor & Decor Holdings, Inc. (a)	(12,244)	(317,119)
Mattel, Inc. (a)	(25,207)	(251,818)
		(851,445)
Textiles, Apparel & Luxury Goods — (0.0)%
Hanesbrands, Inc.	(9,391)	(117,669)
Under Armour, Inc. (a)	(28,642)	(506,104)
		(623,773)
Thrifts & Mortgage Finance — (0.0)%
LendingTree, Inc. (a)	(2,011)	(441,555)
Trading Companies & Distributors — (0.0)%
NOW, Inc. (a)	(20,651)	(240,378)
Total US Common Stocks (Proceeds $45,235,637)		(39,195,955)
Foreign Common Stocks — (0.9)%
Australia — (0.1)%
Challenger, Ltd.	(140,922)	(941,945)
Domino’s Pizza Enterprises, Ltd.	(3,067)	(87,807)
Magellan Financial Group, Ltd.	(11,215)	(186,200)
SEEK, Ltd.	(41,874)	(498,997)
Star Entertainment Grp, Ltd. (The)	(6,856)	(22,019)
Tabcorp Holdings, Ltd.	(50,429)	(152,368)
Vocus Group, Ltd. (a)	(45,971)	(103,606)
		(1,992,942)
Austria — (0.0)%
ams AG (a)	(11,263)	(271,588)
Belgium — (0.0)%
Telenet Group Holding NV	(6,301)	(292,510)
Umicore SA	(3,132)	(124,569)
		(417,079)
Bermuda — (0.0)%
Assured Guaranty, Ltd.	(662)	(25,341)
Everest Re Group, Ltd.	(613)	(133,487)
Marvell Technology Group, Ltd.	(18,389)	(297,718)
		(456,546)
Denmark — (0.1)%
AP Moller – Maersk A/S, Class B	(977)	(1,232,997)
Chr Hansen Holding A/S	(902)	(79,885)
Delivery Hero SE (a) (d)	(756)	(28,076)
ISS A/S	(3,045)	(84,996)
Vestas Wind Systems A/S	(4,109)	(311,993)
		(1,737,947)
Finland — (0.0)%
Huhtamaki Oyj	(6,393)	(198,586)
Outokumpu Oyj	(94,310)	(344,057)
		(542,643)

	Number of Shares	Value
France — (0.1)%
Air France-KLM SA(a)	(17,017)	$(183,986)
Altran Technologies SA	(46,607)	(374,468)
Bollore SA (a)	(129)	(507)
Bollore SA NV	(31,834)	(127,178)
Elior Group SA (d)	(3,186)	(47,512)
Iliad SA	(5,327)	(744,490)
Imerys SA	(409)	(19,568)
Ingenico Group SA	(1,523)	(86,140)
JCDecaux SA	(3,069)	(85,889)
Technicolor SA (a)	(68,661)	(74,547)
Valeo SA	(20,578)	(596,697)
		(2,340,982)
Germany — (0.1)%
1&1 Drillisch AG	(688)	(34,998)
Daimler AG	(4,564)	(239,960)
Deutsche Bank AG	(57,780)	(461,094)
Fraport AG	(755)	(53,966)
GEA Group AG	(4,895)	(126,228)
Osram Licht AG	(6,416)	(278,559)
thyssenkrupp AG	(13,418)	(230,300)
Zalando SE (a) (d)	(2,447)	(62,885)
		(1,487,990)
Ireland — (0.1)%
Adient plc	(39,245)	(591,030)
James Hardie Industries plc	(71,514)	(761,565)
Transocean, Ltd. (a)	(79,666)	(552,882)
		(1,905,477)
Isle Of Man — (0.0)%
GVC Holdings plc	(41,426)	(356,060)
Playtech plc	(13,110)	(64,074)
		(420,134)
Italy — (0.1)%
Banco BPM SpA (a)	(64,320)	(145,146)
Brembo SpA	(19,548)	(198,764)
Buzzi Unicem SpA	(7,554)	(130,096)
Ferrari NV	(2,523)	(250,973)
Pirelli & C SpA (a) (d)	(46,863)	(301,368)
Saipem SpA (a)	(12,533)	(46,734)
Unione di Banche Italiane SpA	(61,084)	(176,837)
		(1,249,918)
Japan — (0.1)%
Chugoku Electric Power Co., Inc. (The)	(10,800)	(140,030)
Daifuku Co., Ltd.	(1,700)	(76,632)
Daiichi Sankyo Co., Ltd.	(2,400)	(77,153)
Don Quijote Holdings Co., Ltd.	(2,300)	(142,683)
Hokuriku Electric Power Co. (a)	(16,300)	(142,161)
JGC Corp.	(17,200)	(240,101)
Kansai Paint Co., Ltd.	(7,700)	(147,779)
Keikyu Corp.	(11,900)	(196,049)
MISUMI Group, Inc.	(1,200)	(25,044)
Nagoya Railroad Co., Ltd.	(1,000)	(26,522)

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

	Number of Shares	Value
Nippon Paint Holdings Co., Ltd.	(11,500)	$(389,939)
Odakyu Electric Railway Co., Ltd.	(1,700)	(37,257)
PeptiDream, Inc. (a)	(1,800)	(70,114)
Suruga Bank, Ltd.	(34,800)	(127,668)
		(1,839,132)
Luxembourg — (0.0)%
Eurofins Scientific	(1,125)	(417,779)
Millicom International Cellular SA	(2,400)	(152,293)
Tenaris SA	(30,685)	(328,921)
		(898,993)
Netherlands — (0.0)%
Boskalis Westminster NV - CVA	(7,438)	(184,114)
Core Laboratories NV	(7,097)	(423,407)
Koninklijke Vopak NV	(418)	(18,935)
OCI NV (a)	(7,654)	(155,360)
SBM Offshore NV	(9,057)	(134,086)
		(915,902)
Norway — (0.0)%
Schibsted ASA, Class A	(5,333)	(177,971)
Yara International ASA	(13,776)	(528,774)
		(706,745)
Spain — (0.0)%
Bankia SA	(25,610)	(74,576)
Cellnex Telecom SA (a) (d)	(20,785)	(530,955)
		(605,531)
Sweden — (0.0)%
Getinge AB, Class B	(3,329)	(30,194)
Husqvarna AB	(8,251)	(61,346)
Svenska Cellulosa AB, Class B	(3,231)	(24,983)
		(116,523)

	Number of Shares	Value
Switzerland — (0.0)%
STMicroelectronics NV	(2,379)	$(33,485)
Weatherford International plc (a)	(138,265)	(77,290)
		(110,775)
United Arab Emirates — (0.0)%
NMC Health plc	(6,836)	(238,963)
United Kingdom — (0.2)%
Babcock International Group plc	(14,091)	(87,887)
Balfour Beatty plc	(7,776)	(24,607)
Ensco plc, Class A	(158,206)	(563,213)
Inmarsat plc	(9,499)	(45,678)
John Wood Group plc	(152,530)	(976,607)
Melrose Industries plc	(19,750)	(40,897)
Merlin Entertainments plc (d)	(109,027)	(441,250)
Metro Bank plc (a)	(1,613)	(34,800)
Micro Focus International plc	(16,969)	(296,584)
Petrofac, Ltd.	(9,911)	(60,122)
Severn Trent plc	(14,126)	(326,361)
St James’s Place plc	(9,242)	(110,733)
Subsea 7 SA	(26,465)	(258,902)
Thomas Cook Group plc	(229,808)	(89,393)
Weir Group plc (The)	(4,606)	(75,731)
Whitbread plc	(441)	(25,671)
		(3,458,436)
Total Foreign Common Stocks (Proceeds $26,195,241)		(21,714,246)
Total Common Stocks (Proceeds $71,430,878)		(60,910,201)
Total Securities Sold Short (Proceeds $71,430,878)		(60,910,201)

Financial Futures Contracts

Number of Contracts	Expiration Date	Type	Initial Notional Value/(Proceeds)	Notional Value at December 31, 2018	Unrealized Appreciation/ (Depreciation)
		Long Financial Futures Contracts
		Equity-Related
1,639	03/15/2019	MSCI EAFE	$141,919,133	$140,626,200	$(1,292,933)
1,087	03/15/2019	S&P 500 e-Mini Index	136,084,363	136,157,620	73,257
972	03/15/2019	Russell 2000 e-Mini Index	67,725,153	65,561,400	(2,163,753)
					(3,383,429)
		Short Financial Futures Contracts
		Equity-Related
(827)	03/15/2019	MSCI Emerging Markets	(40,275,232)	(39,977,180)	298,052
					$(3,085,377)

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

Forward Currency Contracts

Contract Settlement Date	Counterparty	Contract Amount		Unrealized Appreciation/ (Depreciation)
		Receive	Deliver
04/04/2019	Goldman Sachs International	USD 8,873,195	CNH 56,540,000	$642,979
04/30/2019	Barclays Bank plc	USD 6,628,108	CNH 42,516,000	439,450
06/20/2019	Barclays Bank plc	USD 16,000,000	CNH 104,496,000	790,272
07/29/2019	Goldman Sachs International	USD 17,190,661	CNH 117,257,500	124,064
10/09/2019	Goldman Sachs International	USD 6,000,000	CNH 41,777,100	(80,193)
10/22/2019	Goldman Sachs International	USD 4,000,000	CNH 28,144,000	(95,985)
				$1,820,587

Swap Contracts

Expiration Date	Counterparty	Pay	Receive	Currency	Payment Frequency Paid/Received	Notional Amount	Unrealized Depreciation	Net Value of Reference Entity
Total Return Swap Contracts
Long Total Return Swap Contracts
09/30/2022	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.35%	Alphas Managed Accounts Platform LXII Limited – KCP Long Segregated Portfolio (e)	USD	Monthly	$150,540,082	$(390,726)	$150,149,356
09/30/2022	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.35%	Alphas Managed Accounts Platform LXII Limited – KCP Short Segregated Portfolio (e)	USD	Monthly	20,320,411	(27,351)	20,293,060
09/30/2022	Morgan Stanley Capital Services LLC	1 Month LIBOR plus 0.45%	Alphas Managed Accounts Platform LXVI Limited – Welton Nexus Segregated Portfolio (e)	USD	Monthly	43,271,380	(102,359)	43,169,021
							$(520,436)

The following table represents the individual portions in the KCP Long Segregated Portfolio total return basket swap as of December 31, 2018:

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
Long Total Return Swap Contracts
CBOE S&P Smallcap 600 Index	10,097	$(1,346,641)	(0.90)%
MSCI International USA Momentum Price	11,046	(1,247,628)	(0.83)%
S&P 400 Citigroup Growth	28,272	(2,466,979)	(1.64)%
S&P 500 Index	75,403	27,106,212	18.05%
S&P Midcap 400 Index	4,678	(989,338)	(0.66)%
S&P Smallcap 600 Growth Index	31,206	(2,446,469)	(1.63)%
Cash and other (o)		131,540,199	87.61%
		$150,149,356

The following table represents the top 50 individual positions in the Welton Nexus Segregated Portfolio total return basket swap as of December 31, 2018:

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
Long Total Return Swap Contracts
Aisin Seiki Co., Ltd.	11,500	$(50,793)	(0.12)%
Aker Solutions ASA	108,019	(51,415)	(0.12)%
American Express Co.	7,254	(34,114)	(0.08)%
AMG Advanced Metallurgical Group NV	18,873	(50,030)	(0.12)%
Astellas Pharma, Inc.	31,300	(38,752)	(0.09)%
Auto Trader Group plc	130,092	54,713	0.13%
Axfood AB	43,270	(43,214)	(0.10)%
Carnival plc	15,610	(80,911)	(0.19)%

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

Reference Entity	Units	Net Unrealized Appreciation/ (Depreciation) (m)	Percent of Net Assets (n)
DSV A/S	11,159	$(66,125)	(0.15)%
EMS-Chemie Holding AG	1,568	(96,700)	(0.22)%
Evonik Industries AG	27,719	(69,527)	(0.16)%
Host Hotels & Resorts, Inc.	43,957	(53,288)	(0.12)%
Merck KGaA	7,191	(43,169)	(0.10)%
Metso Oyj	16,165	(47,625)	(0.11)%
Mitsubishi Electric Corp.	35,800	(46,342)	(0.11)%
Mitsui Fudosan Co., Ltd.	17,700	(38,432)	(0.09)%
Moneysupermarket.com Group plc	214,559	(43,577)	(0.10)%
Next plc	14,030	(163,214)	(0.39)%
Nikon Corp.	27,000	(41,293)	(0.10)%
Orient Corp.	122,600	(36,939)	(0.09)%
Partners Group Holding AG	1,227	(81,338)	(0.19)%
SCSK Corp.	8,900	(35,792)	(0.08)%
SSAB AB, Class A	102,747	(38,759)	(0.09)%
Sugi Holdings Co., Ltd.	10,200	(38,379)	(0.09)%
Sundrug Co., Ltd.	9,500	(36,215)	(0.08)%
Swedish Match AB	19,048	(92,673)	(0.21)%
Toshiba Corp.	14,400	(43,962)	(0.10)%
UPM-Kymmene Oyj	13,170	(57,401)	(0.13)%
Victrex plc	14,262	(38,011)	(0.09)%
Zenkoku Hosho Co., Ltd.	9,700	(35,403)	(0.08)%
Short Total Return Swap Contracts
Bank of America Corp.	(29,962)	(47,476)	(0.11)%
Boskalis Westminster	(14,104)	46,204	0.11%
British Land Co. plc (The)	(83,217)	39,916	0.09%
Capital & Counties Properties plc	(167,657)	56,490	0.13%
Carlisle Cos, Inc.	(7,362)	(43,622)	(0.10)%
Credit Suisse Group AG	(67,737)	60,946	0.14%
Daimler AG	(14,099)	50,641	0.12%
Dollar General Corp.	(6,794)	(33,722)	(0.08)%
Hartford Financial Services Group, Inc. (The)	(16,604)	(39,120)	(0.09)%
Honda Motor Co., Ltd.	(14,900)	37,406	0.09%
Huhtamaki Oyj	(20,117)	(33,942)	(0.08)%
LafargeHolcim Ltd.	(14,385)	68,424	0.16%
Leggett & Platt, Inc.	(11,894)	34,202	0.08%
Marine Harvest ASA	(33,401)	51,046	0.12%
Nordea Bank Abp	(84,656)	55,907	0.13%
Saab AB, Class B	(13,499)	60,163	0.14%
SCREEN Holdings Co., Ltd.	(6,200)	59,061	0.14%
SL Green Realty Corp.	(6,774)	44,582	0.10%
Umicore SA	(17,310)	39,153	0.09%
Weir Group plc (The)	(39,863)	53,297	0.12%
Cash and other (p)		44,148,145	102.27%
		$43,169,021

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
BATS	Better Alternative Trading System
CBOE	Chicago Board Options Exchange
CNH	Yuan Renminbi Offshore
CVA	Certification Van Aandelen
EAFE	Europe, Australasia, and Far East
ENT	Entitlement Shares
ETF	Exchange-Traded Fund
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
LSE	London Stock Exchange

MSCI	Morgan Stanley Capital International
NYSE	New York Stock Exchange
OTC	Over-the-Counter
PDR	Philippine Depositary Receipt
REIT	Real Estate Investment Trust
SEHK	Stock Exchange of Hong Kong
SPADR	Sponsored ADR
SPGDR	Sponsored GDR
TSX	Toronto Stock Exchange
UNIT	A security with an attachment to buy shares, bonds, or other types of securities at a specific price before a predetermined date.
USD	US Dollar

*	Approximately 16% of the fund’s total investments are maintained to cover “senior securities transactions” which may include, but are not limited to forwards, TBAs, options, futures, swaps, and securities sold short. These securities are marked-to-market daily and reviewed against the value of the fund’s “senior securities” holdings to maintain proper coverage for the transactions.
(a)	Non income-producing security.
(b)	Security or a portion thereof is pledged as collateral for securities sold short.
(c)	Security is valued in good faith under procedures established by the board of trustees. The aggregate amount of securities fair valued amounts to $384,602,456, which represents 15.4% of the fund’s net assets.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are generally determined to be liquid in accordance with procedures approved by the board of trustees. At December 31, 2018 the aggregate value of these securities was $6,410,072, which represents 0.3% of net assets.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Security exempt from registration under Regulation S of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to investors outside the United States.
(g)	Security in default.
(h)	Portfolio holdings information of the Private Investment Funds is not available as of December 31, 2018. These positions are therefore grouped into their own industry classification. For any private investment funds structured as a limited partnership, no share value is included as these investments are not unitized.

TIFF Multi-Asset Fund / Schedule of Investments	December 31, 2018
(i)	Restricted Securities. The following restricted securities were held by the fund as of December 31, 2018, and were valued in accordance with the Valuation of Investments as described in Note 2. Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers. The fund will bear any costs incurred in connection with the disposition of such securities. The fund monitors the acquisition of restricted securities and, to the extent that a restricted security is illiquid, will limit the purchase of such a restricted security, together with other illiquid securities held by the fund, to no more than 15% of the fund’s net assets. All of the below securities are illiquid, with the exception of GSA Trend Fund, Ltd. and Canyon Value Realization Fund, LP. TIP’s valuation committee has deemed 10% of Canyon Value Realization Fund, LP to be illiquid in accordance with procedures approved by the TIP board of trustees. The below list does not include securities eligible for resale without registration pursuant to Rule 144A under the Securities Act of 1933 that may also be deemed restricted.

Private Investment Funds	Investment Strategy	Date of Acquisition	Cost	Value
Canyon Value Realization Fund, LP	Multi-Strategy	12/31/97 – 04/03/06	$19,257,955	$58,013,040
Deep Basin Long-Short Fund, LP	Long-Short US Energy	05/01/18 – 09/01/18	70,000,000	71,417,855
Farallon Capital Institutional Partners, LP	Multi-Strategy	01/01/13	1,711,194	2,079,253
GSA Trend Fund, Ltd.	Trend Following	09/01/16 – 12/01/16	55,000,000	49,145,339
Honeycomb Partners, LP	Long-Short Global	07/01/16 – 07/01/17	51,000,000	66,784,400
Lansdowne Developed Markets Fund, Ltd.	Long-Short Global	04/01/13	45,767,861	66,225,978
Man AHL Short Term Trading Limited	Currency Trading	08/01/16	20,000,000	20,490,308
OZ Domestic Partners, LP	Multi-Strategy	09/30/03	44,493	148,373
QVT Roiv Hldgs Onshore, Ltd.	Multi-Strategy	01/05/16	3,114,245	2,215,632
Tessera Offshore Fund, Ltd.	Long-Short US Small-Cap	01/01/17	25,000,000	25,528,560
				362,048,738
AMR Corp.		12/09/13	—	351,435
Total (14.5% of Net Assets)				$362,400,173
(j)	Treasury bills and discount notes do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.
(k)	Security or a portion thereof is held as initial margin for financial futures contracts.
(l)	Security or a portion thereof is pledged as collateral for swap contracts.
(m)	The net unrealized appreciation/depreciation amount represents appreciation/depreciation of the individual total return swaps underlying the MAF investment.
(n)	The percent of net assets represents the net unrealized appreciation/depreciation of the individual underlying total return swaps as a percent of the net value of reference entity of the swap.
(o)	This balance is predominantly comprised of cash and other immaterial income and expense accruals.
(p)	This balance is predominantly comprised of cash, the remaining investment positions, and immaterial income and expense accruals.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Assets and Liabilities

December 31, 2018
Assets
Investments in securities, at value (cost: $2,126,916,128)	$2,144,319,999
Repurchase agreements (cost: $290,885,192)	290,885,192
Total investments (cost: $2,417,801,320)	2,435,205,191
Unrealized appreciation on forward currency contracts	1,996,765
Deposit with broker	2,612,366
Cash	32,639,089
Cash denominated in foreign currencies (cost: $8,408,124)	8,442,555
Total Cash	41,081,644
Due from broker for futures variation margin	709,866
Receivables:
Investment securities sold	240,014,050
Dividends and tax reclaims	2,259,773
Interest	557,223
Capital stock sold	61,943
Prepaid expenses	69,225
Total Assets	2,724,568,046
Liabilities
Securities sold short, at value (proceeds: $71,430,878)	60,910,201
Unrealized depreciation on swap contracts	520,436
Unrealized depreciation on forward currency contracts	176,178
Foreign currencies sold short, at value (proceeds $42,813)	42,906
Payables:
Investment securities purchased	155,605,241
Money manager fees	2,793,955
Fund administration and custody fees	2,091,124
Investment advisory and administrative fees	573,562
Dividends and interest on securities sold short	92,014
Chief Compliance Officer’s costs and Trustee’s fees	29,830
Accrued expenses and other liabilities	2,788,610
Total Liabilities	225,624,057
Net Assets	$2,498,943,989
Shares Outstanding (unlimited authorized shares, par value $0.001)	207,914,662
Net Asset Value Per Share	$12.02
Net Assets Consist of:
Capital stock	$2,922,123,813
Total distributable earnings (loss)	(423,179,824)
Net Assets	$2,498,943,989

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Operations

Year Ended December 31, 2018
Investment Income
Dividends (net of foreign withholding taxes of $2,736,629)	$39,868,653
Interest	14,438,740
Other Income	84,798
Total Investment Income	54,392,191
Expenses
Money manager fees	10,679,769
Investment advisory fees	7,387,232
Fund administration and custody fees	3,595,809
Professional fees	762,226
Administrative fees	666,244
Chief Compliance Officer’s costs and Trustee’s fees	256,464
Miscellaneous fees and other	473,305
Total Operating Expenses	23,821,049
Dividends and interest on securities sold short	1,513,114
Broker fees on securities sold short	713,214
Total Expenses	26,047,377
Net Investment Income	28,344,814
Net Realized Gain (Loss) on:
Investments (net of foreign withholding taxes on capital gains of $65,980)	174,326,749
Securities sold short	(5,369,401)
Swap contracts	(61,431,718)
Financial futures contracts	(27,238,073)
Forward currency contracts	(3,998,944)
Foreign currency-related transactions	938,896
Options written	36,448
Net Realized Gain from Investments, Derivatives, and Foreign Currencies	77,263,957
Net Change in Unrealized Appreciation (Depreciation) from:
Investments	(453,570,221)
Securities sold short	13,811,380
Swap contracts	118,077
Financial futures contracts	(2,661,543)
Forward currency contracts	7,441,454
Foreign currency-related transactions	107,261
Net Change in Unrealized Depreciation on Investments, Derivatives, and Foreign Currencies	(434,753,592)
Net Realized and Unrealized Loss on Investments, Derivatives, and Foreign Currencies	(357,489,635)
Net Decrease in Net Assets Resulting from Operations	$(329,144,821)

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$28,344,814	$18,678,155
Net realized gain from investments, derivatives, and foreign currencies	77,263,957	331,656,779
Net change in unrealized appreciation (depreciation) on investments, derivatives, and foreign currencies	(434,753,592)	311,240,975
Net Increase (Decrease) in Net Assets Resulting from Operations	(329,144,821)	661,575,909
Distributions
Distributions to shareholders*	(186,960,357)	(512,609,525)
Return of capital	(21,207,626)	—
Decrease in Net Assets Resulting from Distributions	(208,167,983)	(512,609,525)
Capital Share Transactions
Proceeds from shares sold	42,765,294	57,853,612
Proceeds from distributions reinvested	181,489,626	460,965,773
Entry/exit fees	4,544,895	5,145,526
Cost of shares redeemed	(946,569,392)	(1,045,883,458)
Net Decrease From Capital Share Transactions	(717,769,577)	(521,918,547)
Total Decrease in Net Assets	(1,255,082,381)	(372,952,163)
Net Assets
Beginning of year	3,754,026,370	4,126,978,533
End of year**	$2,498,943,989	$3,754,026,370
Capital Share Transactions (in shares)
Shares sold	2,950,128	3,768,150
Shares reinvested	14,962,506	30,733,516
Shares redeemed	(68,351,309)	(68,487,106)
Net Decrease	(50,438,675)	(33,985,440)

*	For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. For the year ended December 31, 2017, the distributions from net investment income was $173,381,717 and the distributions from net realized gains was $339,227,808.
**	End of year net assets includes distributions in excess of net investment income of $264,557,120 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. See Note 8 for tax basis of distributable earnings.

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund
Statement of Cash Flows

Year Ended December 31, 2018
Cash flows provided by (used in) operating activities
Net increase (decrease) in net assets resulting from operations	$(329,144,821)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(2,446,269,546)
Investments sold	3,586,390,740
Purchases to cover securities sold short	(103,490,835)
Securities sold short	96,110,163
(Purchase)/Sale of short term investments, net	(55,411,981)
Amortization (accretion) of discount and premium, net	(8,021,088)
Net change in unrealized (appreciation) depreciation on swap contracts	(118,077)
(Increase)/decrease in deposit with broker	(2,612,366)
(Increase)/decrease in due to/from broker for futures variation margin	(842,778)
(Increase)/decrease in unrealized appreciation on forward currency contracts	(7,441,454)
(Increase)/decrease in interest receivable	223,697
(Increase)/decrease in receivable for dividends and tax reclaims	1,061
(Increase)/decrease in prepaid expenses	16,578
Increase/(decrease) in payable for foreign currencies sold short	40,971
Increase/(decrease) in payable for money manager fees	(6,105,487)
Increase/(decrease) in payable for dividends and interest for securities sold short	55,947
Increase/(decrease) in payable for fund administration and custody fees	1,346,759
Increase/(decrease) in payable for Chief Compliance Officer's costs and Trustee's fees	17,589
Increase/(decrease) in other accrued expense and other liabilities	2,218,434
Increase/(decrease) in payable for investment advisory and administrative fees	(196,515)
Net realized (gain) loss from investments	(174,326,749)
Net realized (gain) loss from securities sold short	5,369,401
Net realized (gain) loss from foreign currency-related transactions	(938,896)
Net change in unrealized (appreciation) depreciation on investments	453,570,221
Net change in unrealized (appreciation) depreciation on securities sold short	(13,811,380)
Net change in unrealized (appreciation) depreciation on foreign currency-related transactions	(107,261)
Net cash provided by (used in) operating activities	996,522,327
Cash flows provided by (used in) financing activities
Increase (decrease) in cash overdraft	(67,376)
Distributions paid to shareholders	(44,121,794)
Proceeds from shares sold	42,917,139
Payment for shares redeemed	(971,279,749)
Net cash provided by (used in) financing activities	(972,551,780)
Effect of exchange rate changes on cash	1,046,157
Net increase (decrease) in cash	25,016,704
Cash at beginning of year	16,064,940
Cash at end of year	$41,081,644
Non cash financing activities not included herein consist of reinvestment of distributions of:	$181,489,626
Interest paid:	$27,316

See accompanying Notes to Financial Statements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2018, TIP consisted of two mutual funds, TIFF Multi-Asset Fund (“MAF” or the “fund”) and TIFF Short-Term Fund, each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to MAF.

Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonably expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

The fund has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP board of trustees (the “board”).

Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. The fund employs an international fair value pricing model using other observable market-based inputs to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which the net asset value of the fund is determined. If the TIP Valuation Committee believes that a particular event would materially affect net asset value, further adjustment is considered. Securities which use the international pricing model are typically categorized as Level 2 for the fair value hierarchy and securities that do not use the international pricing model are typically categorized as Level 1.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt securities valuations are typically categorized as Level 2 for the fair value hierarchy.

Over-the-counter (“OTC”) stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the New York Stock Exchange and are typically categorized as Level 2 in the valuation hierarchy.

Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities, which include repurchase agreements and US Treasury Bills, are typically categorized as Level 2 in the fair value hierarchy.

Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short futures and written option sales contracts). Exchange-traded contracts are typically categorized as Level 1 in the fair value hierarchy and OTC options and futures contracts are typically categorized as Level 2 in the fair value hierarchy.

Forward foreign currency contracts are valued at their respective fair market values and are typically categorized as Level 2 in the fair value hierarchy.

Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value and are typically categorized as Level 1 in the fair value hierarchy.

MAF invests in swaps with Morgan Stanley Capital Services LLC as the counterparty. These swaps are valued at the net value of the reference entity provided by the administrator and are typically categorized as Level 3 in the fair value hierarchy.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally securities for which market quotations are not readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The board has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices, exchange-traded funds, or other marketable securities that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable. Private investment fund valuations are categorized as Level 3 in the valuation hierarchy.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis, except for mortgage-backed securities that record paydowns. The fund recognizes paydown gains and losses for such securities and reflects them in investment income. Inflation (deflation) adjustments on inflation-protected securities are included in interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the fund, using reasonable diligence, becomes aware of such dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. The fund uses the specific identification method for determining realized gain or loss on sales of securities and foreign currency transactions.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income. The fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned and gains are recognized.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2015 - December 31, 2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to MAF are charged to the fund’s operations; expenses that are applicable to all TIP funds are allocated based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the fund’s policy to declare dividends from net investment income quarterly and distributions from capital gains at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Foreign Currency Translation

The books and records of the fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

(i)	the foreign currency value of investments and other assets and liabilities denominated in foreign currency are translated into US dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date;
(ii)	purchases and sales of investments, income, and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net realized and unrealized foreign currency gain or loss is included in the Statement of Operations.

The fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign-currency denominated debt obligations pursuant to US federal income tax regulations; such an amount is categorized as foreign currency gain or loss for income tax reporting purposes.

Net realized gains and losses from foreign currency-related transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the US dollar amount actually received.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the assets of the fund, less its liabilities, by the number of outstanding shares of the fund.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

3.  Investment Valuation and Fair Value Measurements

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s assets and liabilities carried at fair value:

TIFF Multi-Asset Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*+	$460,946,972	$684,780,385	$143,541	$1,145,870,898
Rights	551	—	—	551
Warrants	867,994	—	—	867,994
Corporate Bonds	—	395,400	—	395,400
Convertible Bonds	—	10,028	—	10,028
US Treasury Bonds/Notes	—	214,865,877	—	214,865,877
Exchange-Traded Funds	227,391,471	—	—	227,391,471
Private Investment Funds	—	—	362,048,738	362,048,738
Publicly Traded Limited Partnerships	383,310	—	—	383,310
Preferred Stocks*	—	4,511,987	—	4,511,987
Purchased Options	5,512,140	—	—	5,512,140
Disputed Claims Receipt	—	—	351,435	351,435
Short-Term Investments	—	472,995,362	—	472,995,362
Total Investments in Securities	695,102,438	1,377,559,039	362,543,714	2,435,205,191
Financial Futures Contracts – Equity Risk	371,309	—	—	371,309
Forward Currency Contracts – Foreign Currency Risk	—	1,996,765	—	1,996,765
Total Other Financial Instruments	371,309	1,996,765	—	2,368,074
Total Assets	$695,473,747	$1,379,555,804	$362,543,714	$2,437,573,265

Liabilities
Common Stocks Sold Short*	$(41,860,323)	$(19,049,878)	$—	$(60,910,201)
Financial Futures Contracts – Equity Risk	(3,456,686)	—	—	(3,456,686)
Forward Currency Contracts – Foreign Currency Risk	—	(176,178)	—	(176,178)
Swap Contracts – Equity Risk	—	—	(520,436)	(520,436)
Total Other Financial Instruments	(3,456,686)	(176,178)	(520,436)	(4,153,300)
Total Liabilities	$(45,317,009)	$(19,226,056)	$(520,436)	$(65,063,501)
*	Securities categorized as Level 2 primarily include listed foreign equities whose value has been adjusted with factors to reflect changes to foreign markets after market close.
+	There are securities in this category that have a market value of zero and are categorized as Level 3.

During the year ended December 31, 2018, there were no transfers to or from Level 3 investments.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

The following is a reconciliation of investments in securities for which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2017	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Balance as of December 31, 2018	Net Change in Unrealized Appreciation (Depreciation) from Investments still held as of 12/31/18 for the period ended 12/31/18
Common Stocks*	$143,865	—	$	$(324)	$—	$—	$143,541	$(324)
Disputed Claims Receipt	400,896	—		(49,461)	—		351,435	(49,461)
Private Investment Funds	607,956,269	36,766,402		(44,309,614)	70,000,000	(308,364,319)	362,048,738	(42,671,506)
Swap Contracts	(638,513)	(61,431,718)		118,077	9,768,669,944	(9,707,238,226)	(520,436)	(47,230)
Total	$607,862,517	$(24,665,316)		$(44,241,322)	$9,838,669,944	$(10,015,602,545)	$362,023,278	$(42,868,521)

*There are Common Stocks categorized as Level 3 that have a market value of zero.

Securities designated as Level 3 in the fair value hierarchy are valued using methodologies and procedures established by the board, and the TIP Valuation Committee, which was established to serve as an agent of the board. Management is responsible for the execution of these valuation procedures. Transfers to/from, or additions to, Level 3 require a determination of the valuation methodology, including the use of unobservable inputs, by the TIP Valuation Committee.

The TIP Valuation Committee meets no less than quarterly to review the methodologies and significant unobservable inputs currently in use, and to adjust the pricing models as necessary. Any adjustments to the pricing models are documented in the minutes of the TIP Valuation Committee meetings, which are provided to the board on a quarterly basis.

The following is a summary of the procedures and significant unobservable inputs used in Level 3 investments:

Common Stocks and Disputed Claims Receipt.  Securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by the board. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. On a quarterly basis, the TIP Valuation Committee reviews the valuations in light of current information available about the issuer, security, or market trends to adjust the pricing models, if deemed necessary.

Swap Contracts.  The swap contracts held expose MAF to the returns, either positive or negative, of special purpose vehicles (“SPVs”) that hold actively managed portfolios of marketable investments. The SPVs were created by Morgan Stanley Capital Services LLC, the swap counterparty, and are valued daily by the administrators of the SPVs based on the value of the assets held by the SPVs. Although independently received on a daily basis, the fund does not have the transparency to view the underlying inputs which support the value. Significant changes in the value would have direct and proportional changes in the fair value of the security. There is a third-party pricing exception to the quantitative disclosure requirement when prices are not determined by the reporting entity. The fund is exercising this exception and has made a reasonable attempt to obtain quantitative information from the third-party pricing vendors regarding the unobservable inputs used.

Private Investment Funds.  Private investment funds are valued at fair value using net asset values received on monthly statements, adjusted for the most recent estimated value or performance provided by the management of the private investment fund. In most cases, values are adjusted further by the total returns of indices or exchange-traded funds that track markets to which the private investment fund is fully or partially exposed, as determined by the TIP Valuation Committee upon review of information provided by the private investment fund. On a quarterly basis, the TIP Valuation Committee compares the valuations as determined by the pricing models at each month-end during the quarter to statements provided by management of the private investment funds in order to recalibrate the market exposures, the indices, or exchange-traded funds used in the pricing models as necessary.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets were as follows:

As of December 31, 2018	Fair Value	Valuation Methodology	Significant Unobservable Inputs	Range	Weighted Average*
Common Stocks	$143,541	Last market price	Discount(%)	50% – 100%	63.42%
Disputed Claims Receipt	351,435	Corporate Action Model	Future claim awards	4.01%	4.01%
Private Investment Funds	362,048,738	Adjusted net asset value	Manager estimated returns	(6.80)% – 5.52%	(1.01)%
			Market returns**	(16.61)% – 3.19%	0.70%
*	Weighted by market value of investments as a percentage of total market value of Level 3 investments within the asset class.
**	Weighted by estimated exposure to chosen indices, exchange-traded funds, or other marketable securities.

The following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the table above:

Common Stocks and Disputed Claims Receipt.  The chart above reflects the methodology and significant unobservable inputs of securities held at year ended December 31, 2018. The discount for lack of marketability and estimate of future claims used to determine fair value may include other factors such as liquidity or credit risk. An increase (decrease) in the discount or estimate of future claims would result in a lower or higher fair value measurement.

Private Investment Funds.  The range of manager estimates and market returns reflected in the above chart identify the range of estimates and returns used in valuing the private investment funds at year ended December 31, 2018. A significant increase (decrease) in the estimates received from the manager of the private investment funds would result in a significantly higher(lower) fair value measurement. A significant increase (decrease) in the market return weighted by estimated exposures to chosen indices would result in a significantly higher or lower fair value measurement.

The table below details the fund’s ability to redeem from private investment funds that are classified as Level 3 assets. The private investment funds in this category generally impose a “lockup” or “gating” provision, which may restrict the timing, amount, or frequency of redemptions. All or a portion of the interests in these privately offered funds generally are deemed to be illiquid.

	Fair Value	Redemption Frequency	Redemption Notice Period
Multi-Strategy (a)	$62,456,298	daily (93%)	2 days
Long-Short US Energy (b)	71,417,855	quarterly	60 days
Trend Following (c)	49,145,339	daily	2 days
Long-Short Global (d)	133,010,378	monthly (50%), quarterly (50%)	60 – 90 days
Currency Trading (e)	20,490,308	daily	30 days
Long-Short US Small-Cap (f)	25,528,560	quarterly	45 days
Total	$362,048,738
(a)	This strategy primarily comprises capital allocated to various strategies based on risk and return profiles. This strategy includes $4,443,258 of redemption residuals.
(b)	This strategy primarily comprises long and short positions in US energy securities.
(c)	This strategy primarily comprises long and short investments in commodity, equity index, currency, and fixed income futures, based on trailing price movements.
(d)	This strategy primarily comprises long and short positions in global common stocks.
(e)	This strategy primarily comprises long and short positions in currency pairs.
(f)	This strategy primarily comprises long and short positions in in US small-cap common stocks.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

4.  Derivatives and Other Financial Instruments

During the year ended December 31, 2018, the fund invested in derivatives, such as but not limited to futures, currency forwards, purchased and written options, and total return swaps for hedging, liquidity, index exposure, and active management strategies. Derivatives are used for “hedging” when TAS or a money manager seeks to protect the fund’s investments from a decline in value. Derivative strategies are also used when TIFF Advisory Services, Inc. (“TAS”) or a money manager seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the fund’s portfolio investments and/or for purposes of total return. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS’s or the money manager’s general understanding of how derivative instruments act in relation to referenced securities or markets but also on market conditions, which are out of control of TAS or the money manager.

Cover for Strategies Using Derivative Instruments

Transactions using derivative instruments, including futures contracts, written options and swaps, expose the fund to an obligation to another party and may give rise to a form of leverage. It is the fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage under Section 18 of the 1940 Act. In that regard, the fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When the fund is required to segregate cash or liquid securities, it will instruct its custodian as to which cash holdings or liquid assets are to be marked on the books of the fund or its custodian as segregated for purposes of Section 18 of the 1940 Act. The fund will monitor the amount of these segregated assets on a daily basis and will not enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated.

Financial Futures Contracts

The fund may use futures contracts, generally in one of three ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices, globally; (2) to gain exposures, both long and short, to the returns of non-dollar currencies relative to the US dollar; and (3) to manage the duration of the fund’s fixed income holdings to targeted levels.

Futures contracts involve varying degrees of risk. Such risks include the imperfect correlation between the price of a derivative and that of the underlying security and the possibility of an illiquid secondary market for these securities. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instrument at a set price for delivery at a future date. At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day, the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day. The daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities. When the contracts are closed, a realized gain or loss is recorded as net realized gain (loss) from financial futures contracts in the Statement of Operations, equal to the difference between the opening and closing values of the contracts.

US futures contracts have been designed by exchanges that have been designated as “contract markets” by the Commodity Futures Trading Commission and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts may trade on a number of exchange markets, and through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments.

Swap Contracts

The fund may use swaps and generally uses them in the following ways: (1) to gain exposures, both long and short, to the total returns of broad equity indices; (2) to gain exposure, both long and short, to the total returns of individual stocks and bonds; and (3) to gain long-term exposures to the total returns of selected investment strategies. While swaps falling into the first and third categories are often held for multiple quarters, if not years, swaps in the second category can at times be held for shorter time periods or adjusted frequently based on the managers’ evolving views of the expected risk/reward of the trade.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

At the end of the period, the fund maintained three swap contracts in order to indirectly gain exposure to the investment strategies of selected investment advisors. With Morgan Stanley Capital Services LLC as the counterparty, MAF entered into a total return swap with respect to each investment strategy to which it sought exposure. Under each swap, MAF receives the return (or pays, if the return is negative) of a special purpose vehicle that invests in accordance with the applicable strategy and pays one-month Libor + an additional interest rate. The three strategies held at year end are described below.

KCP Long Segregated Portfolio:

The typical portfolio construction is a US focused long portfolio. The long portfolio is passive equity exposure (primarily S&P 500, S&P Smallcap 600 Growth, and S&P Midcap 400 Citigroup Growth).

KCP Short Segregated Portfolio:

The typical portfolio construction is a US focused short portfolio with specific positions selected by the manager.

Welton Nexus Segregated Portfolio:

The typical portfolio construction is a market neutral statistical arbitrage strategy in which computers attempt to identify and take advantage of small mispricings between stocks across North America and Europe.

Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a Futures Commission Merchant and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index or portfolio of securities and other instruments. Swaps can also be based on credit and other events.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

Cleared swaps are subject to mandatory central clearing. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely and may involve additional costs and risks not involved with uncleared swaps.

Upon entering into a swap agreement, the fund may be required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. In certain circumstances, the fund may be required to pledge an additional amount, known as an independent amount, which is typically equal to a specified percentage of the notional amount of the trade. In some instances, the independent amount can be a significant percentage of the notional amount. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund, net of the independent amount, if any. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Other risks may apply if an independent amount has been posted.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

The fund records a net receivable or payable for the amount expected to be received or paid in the period. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation (depreciation) on investments. The swap is valued at fair market value as determined by valuation models developed and approved in accordance with the fund’s valuation procedures. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar.

Options

The fund generally uses options to hedge a portion (but not all) of the downside risk in its long or short equity positions and also opportunistically to generate total returns. The fund may also engage in writing options, for example, to express a long view on a security. When writing a put option, the risk to the fund is equal to the notional value of the position.

Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified security, currency, or other instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option or at the expiration date of the option. Put and call options that the fund purchases may be traded on a national securities exchange or in the OTC market. All option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. There can be no assurance that a liquid secondary market will exist for any option purchased.

As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. As the buyer of a put option, the fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European style options). Like a call option, the fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. When buying options, the fund’s potential loss is limited to the cost (premium plus transaction costs) of the option.

As the writer of a put option, the fund retains the risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option net of the premium received by the fund for the sale of the put option. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received. As the writer of a put option, the fund may be required to pledge cash and/or other liquid assets at least equal to the value of the fund’s obligation under the written put.

The fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call, or has cash and/or liquid securities with a value at all times sufficient to cover its potential obligations under the option. When the fund writes a covered call option covered by the underlying instrument that is subject to the call, the underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation, for example, by segregating sufficient cash and/or liquid assets necessary to enable the fund to purchase the underlying instrument in the event the call option is exercised by the buyer.

When the fund writes an option, an amount equal to the premium received by the fund is included in the fund’s Statement of Assets and Liabilities as a liability and subsequently marked to market to reflect the current value of the option written. These contracts may also involve market risk in excess of the amounts stated in the Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counter-parties are unable to meet the terms of the contract or if the value of foreign currencies change unfavorably to the US dollar. The current market value of a written option is the last sale price on the market on which it is principally traded. If the written option expires unexercised, the fund realizes a gain in the amount of the premium received. If the fund enters into a closing transaction, it recognizes a gain or loss, depending on whether the cost of the purchase is less than or greater than the premium received.

Forward Currency Contracts

At times, the fund enters into forward currency contracts to manage the foreign currency exchange risk to which it is subject in the normal course of pursuing international investment objectives. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates in advance of pending transaction settlements.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

A forward currency contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked-to-market daily, and the change in value is recorded by the fund as an unrealized gain or loss. The fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the US dollar cost of the original contract and the value of the foreign currency in US dollars upon closing a contract is included in net realized gain (loss) from forward currency contracts on the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the fund’s Statement of Assets and Liabilities. In addition, the fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the US dollar.

Forward currency contracts held by the fund are fully collateralized by other securities, as disclosed in the accompanying Schedule of Investments. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Short Selling

At times, the fund sells securities it does not own in anticipation of a decline in the market price of such securities or in order to hedge portfolio positions. The fund generally will borrow the security sold in order to make delivery to the buyer. Upon entering into a short position, the fund records the proceeds as a deposit with broker for securities sold short in its Statement of Assets and Liabilities and establishes an offsetting liability for the securities or foreign currencies sold under the short sale agreement. The fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the Schedule of Investments. The liability is marked-to-market while it remains open to reflect the current settlement obligation. Until the security or currency is replaced, the fund is required to pay the lender any dividend or interest earned. Such payments are recorded as expenses to the fund. When a closing purchase is entered into by the fund, a gain or loss equal to the difference between the proceeds originally received and the purchase cost is recorded in the Statement of Operations.

In “short selling,” the fund sells borrowed securities or currencies which must at some date be repurchased and returned to the lender. If the market value of securities or currencies sold short increases, the fund may realize losses upon repurchase in amounts which may exceed the liability on the Statement of Assets and Liabilities. Further, in unusual circumstances, the fund may be unable to repurchase securities to close its short position except at prices significantly above those previously quoted in the market.

Derivative Disclosure

The fund is a party to agreements which include netting provisions or other similar arrangements. While the terms and conditions of these agreements may vary, all transactions under each such agreements constitute a single contractual relationship, and each party’s obligation to make any payments, deliveries, or other transfers in respect of any transaction under such agreement may be applied against the other party’s obligations under such agreement and netted. A default by a party in performance with respect to one transaction under such an agreement would give the other party the right to terminate all transactions under such agreement and calculate one net amount owed from the defaulting party to the other. The fund is required to disclose positions held at year-end that were entered into pursuant to agreements that allow the fund to net the counterparty’s obligations against those of the fund in the event of a default by the counterparty.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

At December 31, 2018, the fund’s derivative assets and liabilities (by contract type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Purchased Options	$5,512,140	$—
Swap Contracts	—	(520,436)
Forward Contracts	1,996,765	(176,178)
Futures Contracts	371,309	(3,456,686)
Total derivative assets and liabilities	7,880,214	(4,153,300)
Derivatives not subject to a netting provision or similar arrangement	5,883,449	(3,456,686)
Total assets and liabilities subject to a netting provision or similar arrangement	$1,996,765	$(696,614)

The following table presents the fund’s derivative assets net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) received by the fund as of December 31, 2018:

Counterparty	Derivative Assets Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Received*	Net Amount
Forward Currency Contracts
Barclays Bank plc	$1,229,722	$—	$—	$1,229,722
Goldman Sachs International	767,043	(176,178)	—	590,865
Total	$1,996,765	$(176,178)	$—	$1,820,587
*	At December 31, 2018, the counterparties had deposited in segregated accounts cash with a total value of $2,020,000 in connection with open forward currency contracts.

The following table presents the fund’s derivative liabilities net of amounts available for offset under a netting provision or similar arrangement and net of the related collateral (excluding any independent amounts) pledged by the fund as of December 31, 2018:

Counterparty	Derivative Liabilities Subject to a Netting Provision or Similar Arrangement	Derivatives Available for Offset	Collateral Pledged	Net Amount
Forward Currency Contracts
Goldman Sachs International	$(176,178)	$176,178	$—	$—
Swaps
Morgan Stanley Capital Services LLC	(520,436)	—	520,436	—
Total	$(696,614)	$176,178	$520,436	$—

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

The following tables provide quantitative disclosure about fair value amounts of and gains and losses on the fund’s derivative instruments grouped by contract type and primary risk exposure category as of December 31, 2018. These derivatives are not accounted for as hedging instruments.

The following table lists the fair values of the fund’s derivative holdings as of December 31, 2018, grouped by contract type and risk exposure category:

Derivative Type	Statement of Assets and Liabilities Location	Foreign Currency Risk	Quarterly Average %**	Equity Risk	Quarterly Average %*	Total
Purchased Options	Investments in securities, at value	$—	—%	$5,512,140	0.08%	$5,512,140
Forward Currency Contracts	Unrealized appreciation on forward currency contracts	1,996,765	0.03%	—	—%	1,996,765
Financial Futures Contracts	Due from broker for futures variation margin**	—	—%	371,309	0.01%	371,309
Total Value – Assets		$1,996,765		$5,883,449		$7,880,214
Swap Contracts	Unrealized depreciation on swap contracts	—	—%	(520,436)	0.02%	(520,436)
Forward Currency Contracts	Unrealized depreciation on forward currency contracts	(176,178)	0.08%	—	—%	(176,178)
Financial Futures Contracts	Due to broker for futures variation margin*	—	—%	(3,456,686)	0.04%	(3,456,686)
Total Value – Liabilities		$(176,178)		$(3,977,122)		$(4,153,300)
*	The Quarterly Average % is a representation of the volume of derivative activity. Quarterly Average % was calculated as follows: At each quarter end from and including December 31, 2017 to and including December 31, 2018, the absolute value of the applicable fair value amount was divided by net assets to derive a percentage of net assets for each quarter end. The Quarterly Average % amount represents the average of these five percentages.
**	Includes appreciation (depreciation) on the date the contracts are opened through December 31, 2018. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table lists the amounts of gains or losses included in net increase in net assets resulting from operations for the year ended December 31, 2018, grouped by contract type and risk exposure category.

Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Total
Realized Gain (Loss)
Purchased Options	Net realized gain (loss) on Investments	$—	$(4,687,628)	$(4,687,628)
Written Options	Net realized gain (loss) on Options written	—	36,448	36,448
Swap Contracts	Net realized gain (loss) on Swaps contracts	—	(61,431,718)	(61,431,718)
Forward Currency Contracts	Net realized gain (loss) on Forward currency contracts	(3,998,944)	—	(3,998,944)
Financial Futures Contracts	Net realized gain (loss) on Financial futures contracts	(1,023,552)	(26,214,521)	(27,238,073)
Total Realized Gain (Loss)		$(5,022,496)	$(92,297,419)	$(97,319,915)

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

The following table lists the change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the year ended December 31, 2018, grouped by contract type and risk exposure category.

Derivative Type	Statement of Operations Location	Foreign Currency Risk	Equity Risk	Total
Change in Appreciation (Depreciation)
Purchased Options	Net Change in Unrealized Appreciation (Depreciation) on Investments	$—	$6,038,011	$6,038,011
Swap Contracts	Net Change in Unrealized Appreciation (Depreciation) on Swap contracts	—	118,077	118,077
Forward Currency Contracts	Net Change in Unrealized Appreciation (Depreciation) on Forward currency contracts	7,441,454	—	7,441,454
Financial Futures Contracts	Net Change in Unrealized Appreciation (Depreciation) on Financial futures contracts	37,995	(2,699,538)	(2,661,543)
Total Change in Appreciation (Depreciation)		$7,479,449	$3,456,550	$10,935,999

5.  Investment Advisory Agreement, Money Manager Agreements, and Other Transactions with Affiliates

TIP’s board has approved an investment advisory agreement for the fund with TAS. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.25%
On the next $1 billion	0.23%
On the next $1 billion	0.20%
On the remainder (> $3 billion)	0.18%

Fees paid for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2018, $527,512 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.

TAS provides certain administrative services to the fund under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.02% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2018, $46,050 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.

TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. MAF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $207,654 for year ended December 31, 2018 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2018, $17,636 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.

TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $48,810 from MAF for the year ended December 31, 2018 for service as independent chair. Fees paid for such services are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2018, $12,194 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

TIP’s board has approved money manager agreements with each of the money managers. Certain money managers will receive fees based in whole or in part on performance of the money manager’s portfolio. Other money managers will receive management fees equal to a specified percentage per annum of the assets under management by such money manager with a single rate or on a descending scale. Money managers who provided services to the fund and their fee terms during the year ended December 31, 2018 were as follows:

Assets-Based Schedules [a] All paid Monthly
Money Manager/Strategy	Minimum	Maximum	Breakpoints
Amundi Pioneer Institutional Asset Management, Inc. – Beta	0.02%	0.03%	YES
Fundsmith, LLP	0.90%	—	NO
Green Court Capital Management Limited	0.60%	0.90%	YES
Lansdowne Partners (UK) LLC	0.80%	—	NO

Fulcrum Fee Schedules [b] All paid Monthly
Money Manager/Strategy	Floor	Cap	Fulcrum Fee	Benchmark	Excess Return to achieve Fulcrum fee
AJO, LP – Domestic Large Cap	0.10%	0.50%	0.30%	S&P 500 Index	2.00%
Marathon Asset Management, LLP - Europe, Australasia, Far East (“EAFE”) (c)	0.15%	1.60%	0.88%	MSCI EAFE Index	4.24%
Shapiro Capital Management LLC (d)	0.50%	0.95%	0.73%	Russell 2000 Index	3.25%

Blended Asset-Based and Performance-Based Fee Schedules [e]
Asset-Based Portion – All Paid Monthly				Performance-Based Portion – All Paid Annually
Money Manager/Strategy	Minimum	Maximum	Breakpoints	Benchmark/ Hurdle	Performance Fee	Performance Measurement Period	High Water Mark	Cap
AJO, LP - Emerging Markets	—	—	—	MSCI Emerging Markets Small Cap Index (net)	16.6% (f) (g)	Rolling 60 months	NO	1.33% (f) ANA
AQR Capital Management – EAFE	0.30%	—	NO	MSCI EAFE Index (net)	17%	Calendar year	NO	NO
AQR Capital Management – US	0.20%	—	NO	Russell 1000 Total Return Index (net)	17%	Calendar year	NO	NO
Hosking Partners LLP	0.28%	—	NO	Blend: 50% MSCI All Country World Index (net dividends reinvested) and 50\% MSCI All Country World Index (gross dividends reinvested)	18% (g)	Rolling 60 months	NO	NO
Kopernik Global Investors, LLC	0.10%	—	NO	MSCI All Country World Index (net)	20%	Calendar year	NO	NO
Mission Value Partners, LLC	0.25%	1.00%	YES	Avg monthly change in CPI over 36 months x 12 + spread of 2%-4%	10% (g)	Rolling 36 months	NO	1.00%
SandPointe Asset Management, LLC (h)	0.20%	0.70%	YES	Rate of return equal to 5.00% per annum	12.5% (i)	Calendar year	YES	NO
TB Alternative Assets Ltd	0.75%	—	NO	Blend: 50% MSCI China Index and 50% CSI 300 Index	15%	Calendar year	NO	NO

(a)	Fee schedules are based on assets under management, irrespective of performance. The fee rate is applied to average net assets.
(b)	Fee schedules embody the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). Actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. The fee rate is applied to average net assets.
(c)	Marathon Asset Management, LLP ceased managing assets for the fund in September 2018.
(d)	Shapiro Capital Management LLC ceased managing assets for the fund in November 2018.
(e)	The performance-based portion of the fee schedule is generally based on a specified percentage of the amount by which the return generated by the money manager’s portfolio exceeds the return of the portfolio’s benchmark or a specified percentage of the net appreciation of the manager’s portfolio over a hurdle, in certain cases subject to a high water mark, a performance fee cap, or the recovery of prior years’ losses, if any. Total returns are generally computed over rolling time periods of varying lengths and are in most

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018
cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the asset-based fee and/or performance-based fee applicable to the money manager’s account.
(f)	During the first five years after a contribution to the account (the “transitional period”), the performance fee is similarly structured, with the measurement periods starting at a specified inception date and running through each annual calculation date but with performance fee rates and fee caps for each measurement period that decline from 20.2% to 17.21%, with respect to the performance fee rates, and 1.615% of average net assets to 1.38% of average net assets, with respect to the fee caps.
(g)	Performance-based fees earned on excess return (portfolio over benchmark) expressed as a percentage times average net assets.
(h)	SandPointe Asset Management, LLC ceased managing assets for the fund in October 2018.
(i)	Percentage represents maximum potential fee rate.

Fees for such services paid to the individual money managers are reflected as money manager fees on the Statement of Operations. As of December 31, 2018, $2,793,955 remained payable and reflected as money manager fees on the Statement of Assets and Liabilities.

With respect to MAF’s investments in other registered investment companies, private investment funds, exchange-traded funds, and other acquired funds, MAF bears its ratable share of each such entity’s expenses, including its share of the management and performance fees, if any, charged by such entity through that entity’s NAV. MAF’s share of management and performance fees charged by such entities is in addition to fees paid by MAF to TAS and the money managers.

6.  Fund Administration and Custody Agreement

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, domestic custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, foreign custody and transactional fees, which are based upon assets of the fund and/or on transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2018, $2,091,124 remained payable and reflected as fund administration and custody fees on the Statement of Assets and Liabilities.

7.  Investment Transactions

Cost of investment securities purchased and proceeds from sales of investment securities, other than short-term investments, during the year ended December 31, 2018 were as follows:

	Purchases	Sales
Non-US Government Securities	$1,513,501,292	$2,334,015,652
US Government Securities	258,353,704	351,215,102

8.  Federal Tax Information

For federal income tax purposes, the cost of investments owned at December 31, 2018 has been estimated since the final tax characteristic cannot be determined until subsequent to fiscal year end. The cost of securities, the aggregate gross unrealized appreciation/(depreciation), and the net unrealized appreciation/(depreciation) on securities, other than proceeds from securities sold short, at December 31, 2018, are as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Investments
Investments in securities	$211,728,853	$(367,880,830)	$(156,151,977)	$2,591,357,168
Securities sold short	12,654,288	(2,187,892)	10,466,396	(71,376,597)

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Tax Cost of Derivatives
Purchased option contracts	—	—	—	5,512,140
Financial futures contracts	—	—	—	(3,085,377)
Forward currency contracts	—	—	—	1,820,587
Swap contracts	3,758,579	(520,436)	3,238,143	(3,758,579)

The difference between the tax cost of securities and the cost of securities for GAAP purposes is primarily due to the tax treatment of wash sale losses, mark to market on derivatives, mark to market on passive foreign investment companies, total return swaps, partnerships, and tax adjustments related to holding offsetting positions such as straddles.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital account based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2018, the fund made reclassifications between components that make up net assets primarily due to foreign currency gains/(losses), swap gains/(losses), and passive foreign investment companies.

Capital Stock	Total Distributable Earnings
$(24,046,157)	$24,046,157

At December 31, 2018, the components of distributable earnings/(accumulated losses) on a tax basis detailed below differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences, largely arising from wash sales, total return swap transactions, partnership income, passive foreign investment companies, financial futures transactions, forward currency contracts, purchased option contracts, and straddle deferral.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/ (Depreciation) (a)
$—	$—	$(264,833,291)	(158,346,533)
(a)	Includes unrealized appreciation on investments, short sales, derivatives, and foreign currency-denominated assets and liabilities, if any.

In 2018, the fund incurred Late Year Specified Losses of $47,178,488, which the fund has elected to carry over into 2019. These losses will retain their character in 2019 and will be treated as though they ocurred on January 1, 2019.

Also in 2018, the fund has a capital loss carryforward of $21,654,803. Any losses incurred after the RIC Modernization Act of 2010 retain their character and carryforward indefinitely.

The amount and character of tax basis distributions paid during the years ended December 31, 2018 and December 31, 2017 are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2018				2017
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$128,469,575	$58,490,782	$21,207,626	$208,167,983	$415,609,451	$97,000,074	$—	$512,609,525

9.  Repurchase and Reverse Repurchase Agreements

The fund will engage in repurchase and reverse repurchase transactions under the terms of master repurchase agreements with parties approved by TAS or the relevant money manager.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be collateralized fully, the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest.

In a reverse repurchase agreement, the fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

The following table presents the fund’s repurchase agreements net of amounts available for offset and net of the related collateral received as of December 31, 2018:

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$290,885,192	$—	$(290,885,192)	$—
Total	$290,885,192	$—	$(290,885,192)	$—

Please see Note 4, Derivatives and Other Financial Instruments, for further discussion of netting provisions and similar arrangements.

10.  Capital Share Transactions

While there are no sales commissions (loads) or 12b-1 fees, MAF assesses entry and exit fees of 0.50% of capital invested or redeemed. These fees, which are paid to the fund directly, not to TAS or other vendors supplying services to the fund, are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from a transacting member’s purchases, exchanges, and redemptions of MAF shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted from the amount invested or redeemed; they cannot be paid separately. Entry and exit fees may be waived at TAS’s discretion when the purchase or redemption will not result in significant transaction costs for the fund (e.g., for transactions involving in-kind purchases and redemptions). Such fees are retained by the fund and included in proceeds from shares sold or deducted from distributions for redemptions.

Members of the fund have the ability to elect a systematic withdrawal plan option and can redeem up to 6% of the value of their account each fiscal year without paying the 0.50% exit fee normally assessed on redemptions, subject to certain conditions. Members that elect to take this systematic withdrawal option enhancement will be required to reinvest their quarterly dividends and distributions.

11.  Concentration of Risks

MAF may engage in transactions with counterparties, including but not limited to repurchase and reverse repurchase agreements, forward contracts, futures and options, and total return, credit default, interest rate, and currency swaps. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund engages multiple external money managers, each of which manages a portion of the fund’s assets. A multi-manager fund entails the risk, among others, that the advisor may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

The fund invests in private investment funds that entail liquidity risk to the extent they are difficult to sell or convert to cash quickly at favorable prices.

The fund invests in fixed income securities issued by banks and other financial companies, the market values of which may change in response to interest rate fluctuations. Although the fund generally maintains a diversified portfolio, the ability of the issuers of the fund’s portfolio securities to meet their obligations may be affected by changing business and economic conditions in a specific industry, state, or region.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

TIFF Multi-Asset Fund / Notes to Financial Statements	December 31, 2018

The fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the US, a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

The fund invests in small capitalization stocks. These investments may entail different risks than larger capitalizations stocks, including potentially lesser degrees of liquidity.

The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.

12.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

13.  Recent Accounting Pronouncements

In August 2018, the FASB issued an ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the U.S. Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments also remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior period.

14.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Multi-Asset Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Multi-Asset Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2018, the related statements of operations and cash flows for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended December 31, 2015 and the financial highlights for each of the years ended on or prior to December 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 27, 2019

We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

TIFF Multi-Asset Fund	December 31, 2018
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available at https://www.tiff.org/mutualfunds/prospectusdisclosures/proxy.aspx and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or, beginning with the first quarter of 2019, as an exhibit to its reports on Form N-PORT). TIP’s Form N-Q and Form N-PORT reports are (or will be) available on the website of the SEC at http://www.sec.gov.

Tax Information Notice

For federal income tax purposes, the following information is furnished with respect to the distributions of MAF, if any, paid during the taxable year ended December 31, 2018.

Qualified dividend income of $42,990,752 represents distributions paid from investment company taxable income for the year ended December 31, 2018, which may be subject to a maximum tax rate of 20%, for those members subject to federal income taxation on fund distributions, as provided for by the American Taxpayer Relief Act of 2012. The distributions paid represent the maximum amount that may be considered qualified dividend income.

TIFF Multi-Asset Fund	December 31, 2018
Approval of Money Manager Agreements (Unaudited)

During an in-person meeting held on December 11, 2019 (the “December Meeting”), the board of trustees of TIFF Investment Program (“TIP”), all of whom are not “interested persons” of TIP (the “board” or “trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), evaluated and approved a money manager agreement between TIP and each of Strategy Capital LLC (“Strategy Capital”) and Deep Basin Capital LP (“Deep Basin”), each a new money manager proposed to manage assets on behalf of TIFF Multi-Asset Fund (“Multi-Asset Fund” or “MAF”).

Approval of the Money Manager Agreement between TIP and Strategy Capital

During the December Meeting, the board evaluated and approved the money manager agreement for Multi-Asset Fund with a new money manager, Strategy Capital (the “Strategy Capital Agreement”). In this regard, the board requested and considered a wide range of information from Strategy Capital and TIFF Advisory Services, Inc. (“TAS”), the advisor to Multi-Asset Fund, in advance of the December Meeting, and at the December Meeting the trustees reviewed this information with TAS staff and separately in executive session with the trustees’ independent legal counsel. Among other matters, the board considered information regarding Strategy Capital’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of Strategy Capital’s investment personnel. The board also considered Strategy Capital’s potential portfolio holdings, fees and expenses, and the performance of another account that had been managed by Strategy Capital’s investment professionals. The board noted that the proposed management fee for the investment strategy to be implemented by Strategy Capital on behalf of Multi-Asset Fund, which included breakpoints that would enable Multi-Asset Fund to benefit from economies of scale and a performance fee which aligned Strategy Capital’s interests with those of Multi-Asset Fund. Information about Strategy Capital’s proposed brokerage practices was also provided. In addition, the board considered information with respect to the compliance and administration of Strategy Capital, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Strategy Capital.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the Strategy Capital Agreement. The board also reviewed Strategy Capital’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the Strategy Capital Agreement. In addition, during the December Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing Strategy Capital as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the board regarding, among other things, Strategy Capital’s operating structure and compliance program, including information about Strategy Capital’s compliance staffing and the level of resources dedicated to Strategy Capital’s compliance functions.

The board also considered a number of additional factors in evaluating the Strategy Capital Agreement. The board considered the advisory services Strategy Capital was expected to provide to MAF; the investment risks presented by the investment strategy that Strategy Capital intended to employ; the potential benefits of including Strategy Capital as a money manager to MAF; operational matters related to the implementation of Strategy Capital’s investment strategies and related risks, and other information deemed relevant.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the Strategy Capital Agreement. The board based its evaluation on the material factors presented to it at the December Meeting and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Strategy Capital in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by Strategy Capital; and (4) the nature and expected effects of adding Strategy Capital as a money manager of Multi-Asset Fund. The board did not specifically consider the profitability of Strategy Capital expected to result from its relationship with Multi-Asset Fund because Strategy Capital is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Strategy Capital were negotiated on an arm’s-length basis in a competitive marketplace.

In arriving at its decision to approve the Strategy Capital Agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant,

TIFF Multi-Asset Fund	December 31, 2018

the board unanimously voted to approve the Strategy Capital Agreement. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Strategy Capital Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Strategy Capital Agreement was desirable and in the best interests of Multi-Asset Fund and its members.

Approval of an Amendment to the Money Manager Agreement between TIP and Deep Basin

During the December Meeting, the board evaluated and approved the money manager agreement for Multi-Asset Fund with a new money manager, Deep Basin (the “Deep Basin Agreement”). In this regard, the board requested and considered a wide range of information from Deep Basin and TAS, in advance of the December Meeting, and at the December Meeting the trustees reviewed this information with TAS staff and separately in executive session with the trustees’ independent legal counsel. The board also considered information regarding Deep Basin at the board’s September 19, 2018 meeting. Among other matters, the board considered information regarding Deep Basin’s personnel and services, investment strategies and philosophies and portfolio management, including the experience of Deep Basin’s investment personnel. The board also considered Deep Basin’s potential portfolio holdings, fees and expenses, and the performance of another account that had been managed by Deep Basin’s investment professionals. The board noted that the proposed management fee for the investment strategy to be implemented by Deep Basin on behalf of Multi-Asset Fund did not include breakpoints that would enable Multi-Asset Fund to benefit from economies of scale, but did include a performance fee which aligned Deep Basin’s interests with those of Multi-Asset Fund. Information about Deep Basin’s proposed brokerage practices was also provided, including proposed allocation methodologies and best execution policies. In addition, the board considered information with respect to the compliance and administration of Deep Basin, including, but not limited to, its code of ethics and business continuity procedures, as well as information concerning any material violations of such compliance programs, the background of the individual serving as the chief compliance officer, and disclosure about regulatory examinations or other inquiries and litigation proceedings affecting Deep Basin.

The board also considered a memorandum from its independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and applicable state law and the factors the board should consider in its evaluation of the Deep Basin Agreement. The board also reviewed Deep Basin’s responses to a questionnaire prepared by the trustees’ independent counsel requesting information necessary for the trustees’ evaluation of the Deep Basin Agreement. In addition, during the December Meeting, TAS staff (1) reviewed the process undertaken and due diligence performed in assessing Deep Basin as a possible money manager for Multi-Asset Fund, and (2) responded to additional questions from the board regarding, among other things, Deep Basin’s compliance program, including information about Deep Basin’s compliance staffing and the level of resources dedicated to Deep Basin’s compliance functions.

The board also considered a number of additional factors in evaluating the Deep Basin Agreement. The board considered the advisory services Deep Basin was expected to provide to MAF; the potential benefits of including Deep Basin as a money manager to MAF; operational matters related to the implementation of Deep Basin’s investment strategies and related risks, and other information deemed relevant.

The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services expected to be provided under the Deep Basin Agreement. The board based its evaluation on the material factors presented to it at board meetings and discussed above, including: (1) the terms of the agreement; (2) the reasonableness of the money manager’s fees in light of the nature and quality of the services to be provided and any additional benefits to be received by Deep Basin in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services expected to be performed by Deep Basin; and (4) the nature and expected effects of adding Deep Basin as a money manager of Multi-Asset Fund. The board did not specifically consider the profitability of Deep Basin expected to result from its relationship with Multi-Asset Fund because Deep Basin is not affiliated with TAS or TIP, except by virtue of serving as a money manager, and the fees to be paid to Deep Basin were negotiated on an arm’s-length basis in a competitive marketplace.

In arriving at its decision to approve the Deep Basin Agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward future long-term considerations. After carefully considering the information summarized above and all factors deemed to be relevant,

TIFF Multi-Asset Fund	December 31, 2018

the board unanimously voted to approve the Deep Basin Agreement. Prior to the vote being taken, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations.

In their deliberations with respect to these matters, the trustees were advised by their independent legal counsel. The trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the consideration of investment advisory contracts. The trustees concluded that the Deep Basin Agreement was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in the agreement were fair and reasonable. In the board’s view, approving the Deep Basin Agreement was desirable and in the best interests of Multi-Asset Fund and its members.

TIFF Multi-Asset Fund	December 31, 2018
Index Descriptions

65/35 Mix, calculated by TAS, consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing.

Bloomberg Barclays US Aggregate Bond Index tracks the broad US bond market.

Bloomberg Commodity Index tracks prices of futures contracts on physical commodities on the commodity markets.

BofA Merrill Lynch US 6-Month Treasury Bill Index tracks the current 6-month US Treasury bill.

Consumer Price Index + 5% per annum is based on the Consumer Price Index-All Urban Consumers (CPI- U), a widely recognized measure of US inflation that represents changes in the prices paid by consumers for a representative basket of goods and services. CPI + 5% per annum was selected as the primary benchmark for TIFF Multi-Asset Fund because, in the opinion of TIP’s directors, it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIFF members are subject.

CSI 300 Index tracks 300 stocks traded in the Shanghai and Shenzhen stock exchanges.

FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and REITS worldwide.

MAF Constructed Index (CI) is a blended index now comprised of three broad investment categories, weighted according to policy norms, with each category assigned a benchmark selected by TAS. Effective October 1, 2015, the CI is comprised of the following investment categories and weights: equity-oriented assets (65%), diversifying strategies (hedge funds and other) (20%), and fixed income (including cash)(15%). The benchmarks for the investment categories are MSCI All Country World Index for equity, Merrill Lynch Factor Model for diversifying strategies, and 2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index for the fixed income category. Performance of the CI generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points (or 0.20%) per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the CI’s asset segments through index funds or other instruments. (One cannot invest directly in an index and unmanaged indices do not incur fees and expenses.) The reported performance of the CI would increase in the absence of a 20 basis point reduction. CI weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. Actual weights in MAF tend to vary over time. Historical performance for the CI is not adjusted when the composition of the CI changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated. TAS has changed the composition of the CI over time, including the most recent change (effective October 1, 2015) from a CI comprised of various asset segments to a CI comprised of three broad categories. In the past TAS has changed the CI policy norms (or weights), asset segments, and segment benchmarks. TAS’s on-going review of the CI may cause TAS to make additional changes in the future.

Merrill Lynch Factor Model (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006.

The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times.

TIFF Multi-Asset Fund	December 31, 2018

Source of MLFM: BofA Merrill Lynch, used with permission.

BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

MSCI All Country World Index tracks large-capitalization stocks worldwide.

MSCI All Country World ex USA Index captures large and mid-cap representation across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets countries. With 2,136 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

MSCI China Index tracks large and mid-cap segments of the China equity universe across China H shares, B shares, red chips, P chips, and foreign listings and is comprised of 150 constituents.

MSCI EAFE Index tracks developed markets in Europe, Australia, and the Far East.

MSCI Emerging Markets Small Cap Index tracks small-capitalization companies whose market capitalization. Represents approximately the bottom 14% of the market capitalization of companies in the global emerging markets.

MSCI Emerging Markets Index tracks the performance of the performance of large- and mid-cap securities in 24 Emerging Markets.

Russell 1000 Index tracks the largest 1,000 US companies.

Russell 2000 Index (Russell 2000 Total Return Index) is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

S&P 500 Index (S&P 500 Total Return Index) includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

S&P MidCap 400/Citigroup Growth Index tracks the performance of mid capitalization growth section of the US equity market.

S&P SmallCap 600 Growth Index tracks growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum.

TIFF Short-Term Fund	December 31, 2018
Internet Availability of Shareholder Reports

Beginning on January 2, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of TIFF Short-Term Fund’s (the “Fund”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of these reports from the Fund. Instead, these reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org.

You may elect to receive all future shareholder reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling TIFF Member Services at 800-984-0084 or by sending an e-mail request to memberservices@tiff.org. Your election to receive reports in paper will apply to all TIP funds that you hold.

Portfolio Management Review (Unaudited)

Strategy Overview

TIFF Short-Term Fund (“STF”) invests primarily in US Treasury bills as it pursues its goal of tracking the benchmark BofA Merrill Lynch US 6-Month Treasury Bill Index, gross of fees and expenses. Very small fractions of STF’s capital not appropriate for investment in T-bills for administrative reasons are invested routinely in repurchase agreement transactions fully collateralized by US Treasury obligations. Short-term (6-month) US Treasury debt yielded approximately 2.5% as of December 31, 2018. The Federal Reserve raised its target range for the Federal Funds rate four times in 2018, starting at the range of 1.25% - 1.50% and ending at the range of 2.25% - 2.50%. If short-term yields remain constant or continue to rise, STF should remain a positive-expected-return investment, though there can be no assurance that returns will be positive.

Performance Review

The short-term Treasury market produced some of the best returns in the difficult capital markets of 2018. The continued effort by the Federal Reserve Board to “normalize” short-term rates and shrink its portfolio of government securities purchased under the “quantitative easing” policy (aimed at forcing rates down) has pushed short-term rates appreciably higher. The negative real (inflation-adjusted) yields of the last few years have given way to current real yields of approximately zero. As rates have risen, we expected that STF would produce a positive return, and it did so in 2018, gaining 1.74% for the year ended December 31, 2018. As noted before in this space, STF’s administrative and rebalancing costs negatively impact reported performance. The rebalancing portion of these costs results from our effort to keep duration, or interest rate sensitivity, close to that of STF’s performance benchmark. The BofA Merrill Lynch US 6-Month Treasury Bill Index, which has no rebalancing or administrative costs, returned 1.92% for the year. We have the discretion to “roll” holdings not precisely when the benchmark’s constituent securities “roll” but a bit more opportunistically, taking anticipated trading costs and cash on hand plus other variables into account.

TIFF Short-Term Fund	December 31, 2018

Performance data quoted represent past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 610-684-8200 or visiting https://www.tiff.org/mutualfunds/perfnavs/currentperformance.aspx. While the fund is no-load, management fees and other expenses will apply. Please refer to the prospectus for further details.

Fund Performance (Unaudited)	Total return for the periods ended 12/31/18

	Calendar Year 2018	3-Year Annualized	5-Year Annualized	10-Year Annualized	Annualized Since Inception	Cumulative Since Inception
Short-Term Fund	1.74%	0.84%	0.44%	0.24%	2.61%	88.25%
BofA ML US 6-Month T- Bill*	1.92%	1.18%	0.78%	0.54%	2.80%	97.02%

Total return assumes dividend reinvestment. STF’s annualized expense ratio for calendar year 2017 was 0.23% (a regulatory mandate requires the use in this report of the same expense ratio as shown in the latest fund prospectus). The expense ratio reflects fund expenses for the year ended December 31, 2017, which are expected to vary over time. The expense ratio is expressed as a percentage of average net assets. The expense ratio will differ for 2018.

Commencement of operations was May 31, 1994.

*	The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent or prior 6-month auction, it is also possible for a seasoned 6-month or 1-year Bill to be selected. One cannot invest directly in an index.
Performance of a $50,000 Investment (Unaudited)	Ten year period ended 12/31/18

Past performance is not a guarantee of futures results.

The fund’s performance assumes the reinvestment of all dividends and distributions, but does not reflect the deduction of taxes that a member subject to tax would pay on fund distributions or the redemption of fund shares.

TIFF Short-Term Fund	December 31, 2018
Fund Expenses (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During the Period* 7/1/18 – 12/31/18
1) Actual	$1,000.00	$1,012.00	$1.17
2) Hypothetical	$1,000.00	$1,024.05	$1.17
*	Expenses are equal to the fund’s annualized expense ratio of 0.23% (calculated over a six-month period, which may differ from the fund’s actual expense ratio for the full year), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Summary Schedule of Investments (Unaudited)

US Treasury Bills	76.5%
US Treasury Bonds/Notes	22.1%
Repurchase Agreement	17.8%
Total Investments	116.4%
Liabilities in Excess of Other Assets	(16.4)%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund	December 31, 2018
Financial Highlights

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
For a share outstanding throughout each period
Net asset value, beginning of year	$9.86	$9.86	$9.86	$9.87	$9.89
Income (loss) from investment operations
Net investment income (loss)	0.17	0.06	0.01	(0.01)	(0.03)
Net realized and unrealized gain on investments	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.01
Total from investment operations	0.17	0.06	0.01	(0.01)	(0.02)
Less distributions from
Net investment income	(0.17)	(0.06)	(0.01)	—	—
Total distributions	(0.17)	(0.06)	(0.01)	—	—
Net asset value, end of year	$9.86	$9.86	$9.86	$9.86	$9.87
Total return (b)	1.74%	0.64%	0.13%	(0.10)%	(0.20)%
Ratios/supplemental data
Net assets, end of year (000s)	$80,341	$84,612	$83,729	$97,168	$104,383
Ratio of expenses to average net assets	0.23%	0.23%	0.24%	0.22%	0.35%
Ratio of net investment income (loss) to average net assets	1.69%	0.63%	0.15%	(0.09)%	(0.28)%
Portfolio turnover (c)	—%	—%	—%	—%	—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund	December 31, 2018
Schedule of Investments

	Principal Amount	Value
Investments — 116.4% of net assets
Short-Term Investments — 116.4%
Repurchase Agreement — 17.8%
Fixed Income Clearing Corp. issued on 12/31/18 (proceeds at maturity $14,270,083) (collateralized by US Treasury Bonds, due 05/15/44 with a total par value of $13,670,000 and a total market value of $14,559,124) 0.500%, 01/02/19
(Cost $14,269,686)	$14,269,686	$14,269,686
US Treasury Bills (a) — 76.5%
US Treasury Bill, 2.183%, due on 01/17/19	2,000,000	1,998,107
US Treasury Bill, 2.211%, due on 01/31/19	2,000,000	1,996,405
US Treasury Bill, 2.234%, due on 02/07/19	4,000,000	3,991,040
US Treasury Bill, 2.265%, due on 02/28/19	22,000,000	21,921,508
US Treasury Bill, 2.308%, due on 03/14/19	5,000,000	4,976,494
US Treasury Bill, 2.442%, due on 04/11/19	1,000,000	993,393

	Principal Amount	Value
US Treasury Bill, 2.547%, due on 07/05/19	$13,000,000	$12,836,113
US Treasury Bill, 2.643%, due on 09/12/19	13,000,000	12,770,341
Total US Treasury Bills (Cost $61,482,211)		61,483,401
US Treasury Bonds/Notes — 22.1%
U.S. Treasury Note, 1.000%, 10/15/19	6,000,000	5,924,297
U.S. Treasury Note, 1.000%, 11/15/19	6,000,000	5,915,625
U.S. Treasury Note, 1.000%, 11/30/19	6,000,000	5,911,641
Total US Treasury Bonds/Notes (Cost $17,742,424)		17,751,563
Total Short-Term Investments (Cost $93,494,321)		93,504,650
Total Investments — 116.4% (Cost $93,494,321)		93,504,650
Liabilities in Excess of Other Assets — (16.4)%		(13,163,534)
Net Assets — 100.0%		$80,341,116

(a)	Treasury bills do not pay interest, but rather are purchased at a discount and mature at the stated principal amount.

See accompanying Notes to Financial Statements

TIFF Short-Term Fund
Statement of Assets and Liabilities

December 31, 2018
Assets
Investments in securities, at value (cost: $79,224,635)	$79,234,964
Repurchase agreements (cost: $14,269,686)	14,269,686
Total investments (cost: $93,494,321)	93,504,650
Receivables:
Interest	52,805
Prepaid expenses	1,677
Total Assets	93,559,132
Liabilities
Payables:
Investment securities purchased	12,836,113
Capital stock redeemed	294,500
Fund administration and custody fees	41,726
Accrued professional fees	27,761
Distributions	14,174
Investment advisory and administrative fees	2,810
Chief Compliance Officer’s costs and Trustee’s fees	751
Accrued expenses and other liabilities	181
Total Liabilities	13,218,016
Net Assets	$80,341,116
Shares Outstanding (unlimited authorized shares, par value $0.001)	8,150,500
Net Asset Value Per Share	$9.86
Net Assets Consist of:
Capital stock	$80,373,900
Total distributable earnings (loss)	(32,784)
Net Assets	$80,341,116

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statement of Operations

Year Ended December 31, 2018
Investment Income
Interest	$1,582,657
Total Investment Income	1,582,657
Expenses
Fund administration and custody fees	64,259
Professional fees	48,161
Shareholder Registration fees	26,864
Investment advisory fees	24,758
Administrative fees	8,253
Chief Compliance Officer’s costs and Trustee’s fees	6,228
Miscellaneous fees and other	8,221
Total Expenses	186,744
Net Investment Income	1,395,913
Net Realized Loss from Investments	(40,538)
Net Change in Unrealized Appreciation on Investments	26,022
Net Realized and Unrealized Loss on Investments	(14,516)
Net Increase in Net Assets Resulting from Operations	$1,381,397

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund
Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets From Operations
Net investment income	$1,395,913	$511,144
Net realized loss from investments	(40,538)	(11,710)
Net change in unrealized appreciation (depreciation) on investments	26,022	(13,633)
Net Increase in Net Assets Resulting from Operations	1,381,397	485,801
Distributions
Distributions to shareholders*	(1,386,422)	(511,479)
Decrease in Net Assets Resulting from Distributions	(1,386,422)	(511,479)
Capital Share Transactions
Proceeds from shares sold	100,495,407	119,822,916
Proceeds from distributions reinvested	1,257,658	492,539
Cost of shares redeemed	(106,018,603)	(119,406,680)
Net Increase (Decrease) From Capital Share Transactions	(4,265,538)	908,775
Total Increase (Decrease) in Net Assets	(4,270,563)	883,097
Net Assets
Beginning of year	84,611,679	83,728,582
End of year**	$80,341,116	$84,611,679
Capital Share Transactions (in shares)
Shares sold	10,191,037	12,146,994
Shares reinvested	127,660	49,953
Shares redeemed	(10,751,401)	(12,104,879)
Net Increase (Decrease)	(432,704)	92,068
*	For the year ended December 31, 2018, the requirement to disclose dividends and distributions paid to shareholders from net investments income and/or net realized gain on investments was modified and are now presented together as distributions to shareholders. For the year ended December 31, 2017, the distributions from net investment income was $511,479.
**	End of year net assets includes undistributed net investment income of $555 in 2017. The requirement to disclose the corresponding amount as of December 31, 2018 was eliminated. See Note 5 for tax basis of distributable earnings.

See accompanying Notes to Financial Statements.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2018

1.  Organization

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust. As of December 31, 2018, TIP consisted of two mutual funds, TIFF Multi-Asset Fund and TIFF Short-Term Fund (“STF” or the “fund”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The financial statements and notes presented here relate only to STF.

Investment Objective

The fund’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in six-month US Treasury bills.

2.  Summary of Significant Accounting Policies

The fund operates as a diversified investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the reported amounts of increases and decreases in net assets from operations during the reported period, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments

Fair value is defined as the price that the fund could reasonable expect to receive upon selling an asset or pay to transfer a liability in a timely transaction to an independent buyer in the principal or most advantageous market for the asset or liability, respectively. A three-tier fair value hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier fair value hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the fund’s own assumptions in determining the fair value of assets and liabilities)

Short-term debt securities having a remaining maturity of less than 60 days are valued at amortized cost using straight-line amortization, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Short-term debt securities are typically categorized as Level 2 in the fair value hierarchy.

During the year ended December 31, 2018, all of the fund’s investments were valued using Level 2 inputs; therefore, there were no transfers to or from Level 3 investments.

Investment Transactions and Investment Income

Securities transactions are recorded on the trade date (the date on which the buy or sell order is executed) for financial reporting purposes. Interest income and expenses are recorded on an accrual basis. The fund accretes discounts or amortizes premiums using the yield-to-maturity method on a daily basis.

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2018

Income Taxes

There is no provision for federal income or excise tax since the fund has elected to be taxed as a regulated investment company (“RIC”) and intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and to distribute substantially all of its taxable income.

The fund evaluates tax positions taken or expected to be taken in the course of preparing the fund tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as tax benefits or expenses in the current year. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2015 - December 31, 2018), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Expenses

Expenses directly attributable to STF are charged to that fund’s operations; expenses that are applicable to all TIP funds are allocated among them based on the relative average daily net assets of each TIP fund.

Dividends to Members

It is the policy of the fund to declare dividends, if any, from net investment income monthly and capital gains distributions at least annually.

Dividends from net short-term capital gains and net long-term capital gains of the fund, if any, are normally declared and paid in December, but the fund may make distributions on a more frequent basis in accordance with the distribution requirements of the Code. To the extent that a net realized capital gain could be reduced by a capital loss carryover, such gain will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

Net Asset Value

The net asset value per share is calculated on a daily basis by dividing the fund’s assets, less its liabilities, by the number of outstanding shares of the fund.

3.  Investment Advisory and Other Agreements, and Other Transactions with Affiliates

TIP’s board of trustees (the “board”) has approved an investment advisory agreement with TIFF Advisory Services, Inc. (“TAS”), an affiliate of TIP. The fund pays TAS a monthly fee calculated by applying the annual rates set forth below to the fund’s average daily net assets for the month:

Assets
On the first $1 billion	0.03%
On the next $1 billion	0.02%
On the remainder (> $2 billion)	0.01%

Fees for such services paid to TAS by the fund are reflected as investment advisory fees on the Statement of Operations. As of December 31, 2018, $2,108 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.

TAS provides certain administrative services to TIP under a services agreement. For these services, the fund pays a monthly fee calculated by applying an annual rate of 0.01% to the fund’s average daily net assets for the month. Fees for such services paid to TAS by the fund are reflected as administrative fees on the Statement of Operations. As of December 31, 2018, $702 remained payable and are included in investment advisory and administrative fees on the Statement of Assets and Liabilities.

TIP has designated an employee of TAS as its Chief Compliance Officer. For these services provided to TIP, which include the monitoring of TIP’s compliance program pursuant to Rule 38a-1 under the 1940 Act, TIP reimburses TAS. STF pays a pro rata portion of such costs based on its share of TIP’s net assets. The costs for such services paid to TAS by the fund were $5,038 for the year ended December 31, 2018 and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2018, $445 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.

TIP’s board, all of whom are considered “disinterested trustees” as defined in the 1940 Act, serve as volunteers and receive no fees or salary for their service as board members. The independent chair of the board received compensation of $1,190 from STF for the year ended December 31, 2018 for service as independent chair. Fees paid for such services are included in Chief

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2018

Compliance Officer’s costs and Trustee’s fees on the Statement of Operations. As of December 31, 2018, $306 remained payable and are included in Chief Compliance Officer’s costs and Trustee’s fees on the Statement of Assets and Liabilities.

4.  Fund Administration and Custody Agreement

Pursuant to a series of agreements, State Street Bank and Trust Company (“State Street”) earns a fee for providing core fund administration, fund accounting, custody, and transfer agent services. Fees paid for non-core services rendered by State Street include, but are not limited to, transactions entered into by the fund during the period, and out-of-pocket expenses. Fees for such services paid to State Street by the fund are reflected as fund administration and custody fees on the Statement of Operations. As of December 31, 2018, $41,726 remained payable and reflected as fund administrative and custody fees on Statement of Assets and Liabilities.

5.  Federal Tax Information

For federal income tax purposes, the cost of investments, the aggregate gross unrealized appreciation/(depreciation) and the net unrealized appreciation/(depreciation) on investment securities, at December 31, 2018 are as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation	Cost
$11,335	$(1,006)	$10,329	$93,494,321

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

During the year ended December 31, 2018, no reclassifications were necessary:

Capital Stock	Total Distributable Earnings (Loss)
$—	$—

The components of distributable earnings/(accumulated losses) on a tax basis detailed below could differ from the amounts reflected in the fund’s Statement of Assets and Liabilities by temporary book/tax differences. During the years ended December 31, 2018 and December 31, 2017, there were no such differences.

Undistributed (Distribution in Excess of) Ordinary Income	Undistributed Capital Gains	(Accumulated Capital and Other Losses)	Unrealized Appreciation/(Depreciation)	Qualified Later-year Losses
$10,046	$—	$(53,159)	$10,329	$—

The amount and character of tax basis distributions paid during the years ended December 31, 2018 and December 31, 2017 are detailed below. Certain differences exist from the amounts reflected in the fund’s Statement of Changes in Net Assets primarily due to the character of foreign currency gains/(losses) and net short-term capital gains treated as ordinary income for tax purposes.

2018				2017
Ordinary Income	Long-Term Capital gain	Return of Capital	Total	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
$1,386,422	$—	$—	$1,386,422	$511,479	$—	$—	$511,479

6.  Repurchase Agreements

The fund will engage in repurchase transactions under the terms of master repurchase agreements with parties approved by TAS.

In a repurchase agreement, the fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, the fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. Securities pledged as collateral for repurchase agreements are held by the custodial bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and the procedures adopted by the fund

TIFF Short-Term Fund / Notes to Financial Statements	December 31, 2018

require that the market value of the collateral, including accrued interest thereon, be at least equal to the value of the securities sold or purchased in order to protect against loss in the event of default by the counterparty.

Counterparty	Assets Subject to a Netting Provision or Similar Arrangement	Liabilities Available for Offset	Collateral Received	Net Amount
Fixed Income Clearing Corp.	$14,269,686	$—	$(14,269,686)	$—
Total	$14,269,686	$—	$(14,269,686)	$—

7.  Concentration of Risks

The fund may engage in transactions with counterparties, including but not limited to repurchase agreements. The fund may be subject to various delays and risks of loss if the counterparty becomes insolvent or is otherwise unable to meet its obligations.

The fund invests in US Government securities. Because of the rising US Government debt burden, it is possible that the US Government may not be able to meet its financial obligations or that securities issued or backed by the US Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

From time to time, the fund may have members that hold significant portions of the fund’s outstanding shares. Investment activities of such members could have a material impact on the fund. As of December 31, 2018, TAS, the advisor to the fund, owned 37% of STF.

8.  Indemnifications

In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.  Recent Accounting Pronouncements

In August 2018, the FASB issued an ASU 2018-13, Fair Value Measurement (Topic 820). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the U.S. Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X for investment companies governing the form and content of financial statements. The amendments remove the requirement to breakout the components of distributable earnings on the Statement of Assets and Liabilities. The amendments also remove the requirement for parenthetical disclosure of undistributed net investment income and separate disclosure of distributions paid to shareholders on the Statement of Changes in Net Assets. The amendments to Regulation S-X took effect on November 5, 2018, and the financial statements have been modified accordingly, for the current and prior period.

10.  Subsequent Events

Management has evaluated the possibility of subsequent events and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of TIFF Investment Program and Shareholders of TIFF Short-Term Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TIFF Short-Term Fund (one of the funds constituting TIFF Investment Program, referred to hereafter as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended December 31, 2015 and the financial highlights for each of the years ended on or prior to December 31, 2015 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 29, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 27, 2019

We have served as the auditor of one or more investment companies in TIFF Investment Program since 2016.

TIFF Short-Term Fund	December 31, 2018
Additional Information (Unaudited)

Proxy Voting Policy and Voting Record

A description of the policies and procedures that TIP uses to determine how to vote proxies relating to portfolio securities is available at https://www.tiff.org/mutualfunds/prospectusdisclosures/proxy.aspx and without charge, upon request, by calling 800-984-0084. This information is also available on the website of the US Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month year ended June 30 is also available on the websites noted above and without charge, upon request, by calling 800-984-0084.

Quarterly Reporting

TIP files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or, beginning with the first quarter of 2019, as an exhibit to its reports on Form N-PORT). TIP’s Form N-Q and Form N-PORT reports are (or will be) available on the website of the SEC at http://www.sec.gov.

Trustees and Principal Officers (Unaudited)

The board of TIP comprises experienced institutional investors, including current or former senior officers of leading endowments and foundations. Among the responsibilities of the board are approving the selection of the investment advisor and money managers for TIP; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees; and electing TIP officers.

Each trustee serves the fund until his termination, or until the trustee’s retirement, resignation, or death, or otherwise as specified in TIP’s Agreement and Declaration of Trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA, 19087.

The Statement of Additional Information has additional information regarding the board. A copy is available upon request without charge by calling 800-984-0084. This information is also available on the website of the SEC at http://www.sec.gov.

Independent Trustees

William F. McCalpin
Born 1957 Trustee since February 2008 Board Chair since 2008 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – present); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of Trustees of The Janus Henderson Funds (2008 – present); Trustee of The Janus Henderson Funds (2002 – present) (oversees 60 portfolios). Formerly, Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing
(2013 – 2015).
Other Directorships: FB Heron Foundation; Mutual Fund Directors Forum.

Craig R. Carnaroli
Born 1963 Trustee since January 2012 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Executive Vice President, University of Pennsylvania. Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corp.; Visit Philadelphia; The Connelly Foundation, a private grantmaking foundation.

Mark L. Baumgartner
Born 1969 Trustee since September 2016 2 funds overseen	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, Institute for Advanced Study, a private,independent academic institution (2014 – present).
Other Directorships: Trustee, YMCA Retirement Fund.

Trustees and Principal Officers (Unaudited)

Principal Officers

Richard J. Flannery
Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years:
CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program. Directorships: TIFF Advisory Services, Inc., Financial Industry Regulatory Authority (FINRA), Compensation Committee member, Mercy Investment Services, Inc., and Advisor to the Board, Catholic Investment Services, Inc.

Jay L. Willoughby
Born 1958 Chief Investment Officer since October 2015	Principal Occupation(s) During the Past Five Years:
Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present);
CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the
State of Alaska (2011 – 2015).

Katherine M. Billings
Born 1980 CFO and Treasurer since July 2017	Principal Occupation(s) During the Past Five Years:
Vice President and Treasurer, TIFF Advisory Services, Inc.
(2017 – present); Director, among other positions,
PricewaterhouseCoopers LLP (2002 – 2017).

Zane T. Hamid
Born 1981 Vice President since December 2017	Principal Occupation(s) During the Past Five Years: Vice President and Head of Fund Operations (2018 – present); Deputy Head of Fund Operations (2013 – 2018), TIFF Advisory Services, Inc.
Kelly A. Lundstrom
Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years:
Vice President and Chief Strategy and People Officer (2018 – present);
Vice President and Head of Operations (2006 – 2018), TIFF Advisory Services, Inc.

Christian A. Szautner
Born 1972 CCO since July 2008; Vice President, Secretary, and Chief Legal Officer since July 2017	Principal Occupation(s) During the Past Five Years:
Vice President and Chief Compliance Officer, TIFF Advisory Services, Inc.; General Counsel — Regulatory and Assistant Secretary (2017 – present), TIFF Advisory Services, Inc.

Robert J. Zion
Born 1961 Vice President and COO since March 2017, Assistant Treasurer since July 2017	Principal Occupation(s) During the Past Five Years:
Vice President and Chief Operating Officer, TIFF Advisory Services, Inc.
(March 2017 –  present); Chief Operating Officer, among other positions, Hirtle Callaghan & Co. (1991 – 2017).

TIFF Investment Program

MONEY MANAGERS AND ACQUIRED FUND (“AF”) MANAGERS

TIFF Multi-Asset Fund
Adage Management, LLC (AF)*
AHL Partners LLP (AF)
AJO, LP
Amundi Pioneer Institutional Asset Management, Inc.
AQR Capital Management
Canyon Capital Advisors LLC (AF)
City Financial Investment Company Limited
  (“Cumulus”) (AF)*
Convexity Capital Management LP (AF)*
Deep Basin Capital LP (AF)
Farallon Capital Management, LLC (AF)
Fundsmith, LLP
Green Court Capital Management Limited
GSA Capital Ltd. (AF)
Honeycomb Asset Management LP (AF)
Hosking Partners LLP
Hudson Bay Capital Management LP (AF)*
Kopernik Global Investors, LLC
Lansdowne Partners (UK) LLP
Lansdowne Partners Limited (AF)
Latimer Light Capital, LP (AF)*
Marathon Asset Management, LLP*
Mission Value Partners, LLC
Och-Ziff Capital Management Group (AF)
QVT Financial LP (AF)
RK Capital Management, LLC (“Tessera”) (AF)
SandPointe Asset Management, LLC*
Shapiro Capital Management LLC*
Soroban Capital Partners, LP (AF)*
TB Alternative Assets Ltd. (“Trustbridge”)
TIFF Advisory Services, Inc.

TIFF Short-Term Fund
TIFF Advisory Services, Inc.

ADVISOR TIFF Advisory Services, Inc.

170 N. Radnor Chester Road
Suite 300
Radnor, PA 19087
phone   610-684-8200
fax      610-684-8210

CUSTODIAN
ACCOUNTING AGENT
TRANSFER AGENT
DIVIDEND DISBURSING AGENT
FUND ADMINISTRATOR
State Street Bank and Trust Company
One Iron Street
Boston, MA 02210

FUND DISTRIBUTOR
Foreside Fund Services, LLC
3 Canal Plaza
Suite 100
Portland, ME 04101

FUND COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
2001 Market Street
Suite 1800
Philadelphia, PA 19103

*	Manager is no longer managing assets for the fund at December 31, 2018.

Investors should consider the investment objectives, risks and charges and expenses of a fund carefully before investing. The prospectus contains this and other information about the funds. A prospectus may be obtained by contacting TIFF at 800-984-0084 or by visiting at https://www.tiff.org/mutualfunds/prospectusdisclosures/proxy.aspx. Please read the prospectus carefully before investing. The SEC does not approve or disapprove of the securities mentioned in this report. Mutual fund investing involves risk. Principal loss is possible.

vv

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2018, there were no amendments or waivers granted from any provision of the Code of Ethics. A copy of the Registrant’s Code of Ethics is filed with this Form N-CSR under Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Craig R. Carnaroli, who is “independent” as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	AUDIT FEES: The aggregate fees billed for professional services rendered by the Registrant’s independent auditors, PricewaterhouseCoopers LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended December 31, 2018 and 2017 were $174,750 and $165,815.

(b)	AUDIT-RELATED FEES: Audit-Related Fees are for assurance and related services by the Registrant’s independent accountant that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but are not reported as audit fees. No such fees were billed by PricewaterhouseCoopers LLP to the Registrant for the fiscal years ended December 31, 2018 or 2017.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by PricewaterhouseCoopers LLP, for the fiscal years ended December 31, 2018 and 2017 were $73,695 and $61,000. These fees were for tax compliance, tax advice, and tax planning, including excise tax distribution and tax return review services.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant for the fiscal years ended December 31, 2018 or 2017.

(e)	(1) AUDIT COMMITTEE PRE-APPROVAL POLICY: The Registrant's audit committee has delegated the authority to pre-approve the provision of audit and non-audit services to the chair of the audit committee; provided, however, that such pre-approval of audit or non-audit services is subject to ratification by the full audit committee at their next regularly scheduled audit committee meeting.

(2) Not applicable.

(f)	Not applicable.

(g)	In addition to amounts reported in (a) through (d) above, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant, and to the Registrant’s Investment Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2018 and 2017 were $289,184 and $284,835.

(h)	The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services rendered to or paid for by the Registrant’s Investment Adviser to be compatible with maintaining the principal accounting firm’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the reporting period, there were no material changes to the procedures by which members may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant's Chief Executive Officer and Chief Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics as described in Item 2 is attached.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to this filing.

(a)(4) Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TIFF Investment Program

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	February 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard J. Flannery
Richard J. Flannery, President and Chief Executive Officer

Date	February 27, 2019

By (Signature and Title)	/s/ Katherine M. Billings
Katherine M. Billings, Treasurer and Chief Financial Officer

Date	February 27, 2019